[LOGO] Neuberger Berman


       Annual Report
       August 31, 2002


       Neuberger Berman
       Equity Funds


       INVESTOR CLASS SHARES

       TRUST CLASS SHARES

       ADVISOR CLASS SHARES

       INSTITUTIONAL CLASS SHARES


                                     Century Fund

                                     Fasciano Fund

                                     Focus Fund

                                     Genesis Fund

                                     Guardian Fund

                                     International Fund

                                     Manhattan Fund

                                     Millennium Fund

                                     Partners Fund

                                     Real Estate Fund

                                     Regency Fund

                                     Socially Responsive Fund

Contents


The Funds

Chairman's Letter                    2

Portfolio Commentary/
 Growth of a Dollar Charts
Century Fund                         4
Fasciano Fund                        6
Focus Fund                           8
Genesis Fund                        10
Guardian Fund                       12
International Fund                  14
Manhattan Fund                      16
Millennium Fund                     18
Partners Fund                       20
Real Estate Fund                    22
Regency Fund                        24
Socially Responsive Fund            26

Schedule of Investments/
 Top Ten Equity Holdings
Century Fund                        30
Fasciano Fund                       32
Focus Fund                          34
Genesis Fund                        35
Guardian Fund                       37
International Fund                  39
Manhattan Fund                      42
Millennium Fund                     44
Partners Fund                       46
Real Estate Fund                    48
Regency Fund                        49
Socially Responsive Fund            51
Financial Statements                54

Financial Highlights (All Classes)
 Per Share Data
Century Fund                        86
Fasciano Fund                       87
Focus Fund                          88
Genesis Fund                        90
Guardian Fund                       92
International Fund                  94
Manhattan Fund                      95
Millennium Fund                     97
Partners Fund                       99
Real Estate Fund                   101
Regency Fund                       102
Socially Responsive Fund           103

Report of Independent Auditors     106
Directory                          108
Trustees and Officers              109



"Neuberger Berman" and the Neuberger Berman logo are service marks of Neuberger Berman, LLC. "Neuberger Berman Management Inc." and the individual fund names in this shareholder report are either service marks or registered service marks of Neuberger Berman Management Inc. (C)2002 Neuberger Berman Management Inc. All rights reserved.

Chairman's Letter

[PHOTO]

Peter Sundman

Dear Fellow Shareholder,

There's an old saying that bull markets climb a wall of worry. It may be too early to talk about bull markets, but there is plenty of worry in the market these days. We are now well into the third year of a grueling bear market. The widespread investor euphoria of the dot-com era has given way to a psychology of despair. Investors who seemed willing to pay absurd valuations for dot-com stocks in 1999 are now shunning established, high-quality companies trading at what appear to be very reasonable earnings multiples.

During the stock market's exuberant period, some gurus were predicting the S&P 500 would continue to soar well into the next decade. Now, we are hearing predictions that the market will continue to retreat and/or that we are entering a prolonged period of dismal equities performance. We would counter that "straight-line projections" rarely come true, and that investors may be overreacting to bad news today just as they did to good news in the bull market.

This bear market was spawned by two things: fundamentally unjustifiable equity valuations and an economy that began losing steam in mid-year 2000, eventually sinking into recession in early 2001. But these factors are not solely responsible for the punishing environment we have experienced in the stock market in fiscal 2002. Even after the market recovered from the shock of the tragic events of September 11, 2001, it was forced to deal with successive blows to investor confidence, including major corporate accounting frauds. Ironically, these events did more damage to investors' faith in the American financial system and markets than did the terrorist attacks.

Our portfolio managers, who meet with hundreds of corporate management teams a year, do not believe corporate corruption is widespread. A few more crooks may surface as regulators investigate companies. However, we believe the overwhelming majority of corporate managers are honest people. Equally important, the public's tolerance for corporate chicanery has ended. With new legislation already on the books, CEOs and CFOs who might be tempted to cheat now face fines and criminal penalties. The standards of acceptable behavior are changing for the better, and business organizations such as

                                               NEUBERGER BERMAN AUGUST 31, 2002

the Business Roundtable are pushing hard for more conservative accounting standards. While this may have a negative impact on earnings for some companies in the short term, we view it as overwhelmingly positive for investors.

At Neuberger Berman we have always been aware of the value of fundamental, unbiased research -- both for uncovering investment opportunities and for avoiding investment traps. We constantly strive to improve our own research capabilities. In August, we made a great step in that direction by recruiting Jack L. Rivkin to join our firm as Executive Vice President and head of research, research sales and equity trading. Jack has more than three decades of research experience and has an unparalleled track record of building and leading world-class research operations. We expect Neuberger Berman fund shareholders to benefit from his considerable talent and acumen.

In closing, we believe investors will look back on this period as a time of transition in the market, one in which the excesses of the late 1990s were wrung out of the market and investors began to regain faith in the integrity of corporate America. Transitions can be painful, but can also provide opportunity. History shows that after bear markets, stocks have tended to recover with surprising speed. We cannot predict when the market will begin responding to good news, but we do expect the economy to continue making modest progress over the coming fiscal year. We also believe that many equities are reasonably valued in this low interest rate environment, and that diligent research can identify them.

In the years ahead, we are not likely to see the kind of market returns we enjoyed in the "Roaring 90s." Nor, in our opinion, are we likely to experience endless market malaise. The more likely scenario is one that continues the historic trend of the U.S. stock market: growth that, despite volatile spells, provides long-term returns above the level of inflation. We believe diversified equities investors who stay the course will be rewarded over the long term.

Sincerely,

/s/ P. Sundman signature
                                 PETER SUNDMAN
                             CHAIRMAN OF THE BOARD
                         NEUBERGER BERMAN EQUITY FUNDS

Century Fund Portfolio Commentary

Fiscal 2002 was a particularly difficult period for large-cap growth stocks. Although earnings had begun to firm by the end of calendar 2001, and interest rates remained near historical lows, growth-stock valuations continued to contract, a reflection of ongoing economic uncertainty and questions regarding the integrity of corporate America and the quality of earnings. The Century Fund lived up to our investment objectives. Year-to-year portfolio earnings growth for the calendar second quarter (the last reported quarter) came in at 28%, and 94% of our holdings met or exceeded consensus earnings estimates. Unfortunately, doing a good job of identifying companies with well-above-market-average earnings potential and the ability to meet or beat earnings expectations failed to translate into positive returns.

Consumer staples was the only sector in the portfolio that posted a positive return during fiscal 2002, with Kraft Foods and Anheuser-Busch recording strong gains. Although they declined for the year, our healthcare holdings significantly outperformed the healthcare component of our Russell 1000 Growth Index benchmark. Pharmacia, which is being taken over by Pfizer, Express Scripts, and AmerisourceBergen were our top performers in the healthcare category.

Technology services companies such as Affiliated Computer and Sunguard Data produced relatively attractive returns, but this was not enough to compensate for the generally poor performance of our other information technology holdings. Leading semiconductor manufacturers Intel, Taiwan Semiconductor and Texas Instruments were among our ten worst performers. Investments in the industrials sector, most notably General Electric, and in the consumer discretionary category, especially electronics retailer Best Buy, also disappointed.

Considering positive earnings trends and historically low interest rates, we would normally expect valuations in the large-cap growth stock market to be as much as 25% higher than they are today. What is holding back valuations? Concern that the economy will slip back into recession, and the crisis of confidence spawned by accounting scandals at Enron and WorldCom, are the primary culprits.

--------------------------------------------------------------------------------

Average Annual Total Return/1/

               Investor Class/3b/ Russell 1000(R) Growth/2/ S&P 500/2/
1 Year                  (24.77%)                  (22.17%)    (17.99%)
Life of Fund            (22.98%)                  (22.87%)    (13.95%)
Inception Date        12/06/1999

Comparison of a $10,000 Investment
                                    [CHART]

                                     Russell
                     Investor         1000
                      Class          Growth            S&P 500
                     -------         -------           -------
 12/6/1999           $10,000         $10,000           $10,000
 2/29/2000           $12,380         $10,586           $ 9,561
 5/31/2000           $10,730         $10,260           $ 9,971
 8/31/2000           $13,430         $11,535           $10,682
11/30/2000           $ 9,460         $ 8,483           $ 9,281
 2/28/2001           $ 8,210         $ 7,291           $ 8,777
 5/31/2001           $ 7,740         $ 7,212           $ 8,920
 8/31/2001           $ 6,500         $ 6,307           $ 8,078
11/30/2001           $ 6,810         $ 6,549           $ 8,148
 2/28/2002           $ 6,250         $ 6,155           $ 7,943
 5/31/2002           $ 5,850         $ 5,707           $ 7,685
 8/31/2002           $ 4,890         $ 4,909           $ 6,625

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

We believe that economic growth may remain relatively modest, at least for the next several quarters, but that a double-dip recession is highly unlikely. Supported by low interest rates and home refinancing, the consumer is still in relatively good financial shape. Although consumer confidence readings have trended lower over the last few months, we note that companies in economically important consumer-oriented sectors such as housing are doing quite well, and that, in general, retail sales are still healthy. To us, these are convincing indications that the American consumer has sufficient resources and enough confidence to keep the economy on the growth path. Government spending on defense and homeland security is also providing a boost to the economy. Business investment remains flat, but if the economy continues to expand, we believe that corporate managers will regain confidence that investing more in their businesses will produce earnings rewards.

Questions about the integrity of corporate managers and the quality of earnings may persist. We could see a few more corporate criminals exposed, as regulators aggressively scrutinize companies with questionable accounting procedures. However, we do not believe that corporate corruption is as widespread as some investors think. We now have higher accounting standards, leading companies are bowing to pressure to do things like expense stock options and factor pension liabilities into the earnings picture, and CEOs are being forced to personally sign off on financial statements. This should go a long way in restoring investor confidence that earnings are a meaningful measure of corporate performance.

Will modestly positive economic trends and the restoration of investor confidence in corporate America spawn a stock market recovery? We are not in the market forecasting business. However, we believe that in a more forgiving market, strong earnings growth along with positive earnings surprises will have a more favorable impact on portfolio performance in the year ahead.

In closing, the silver lining in the dark cloud hanging over large-cap growth stocks in recent years is that valuations are now, in our opinion, more than reasonable. The Fund's PEG Ratio (price/earnings divided by annualized, long-term projected earnings growth rates) is near its all-time low. We believe the quality of the portfolio has never been higher, with some of the very best growth companies in their respective industry groups selling at very appealing multiples. In the past year, investors have been willing to pay unusually high multiples for slow-growth companies in defensive industry groups and precious little for companies with significantly better long-term earnings growth potential. We don't believe this is a recipe for long-term investment success.

Sincerely,

/s/ B. Cobb signature

                                  BROOKE COBB
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Century Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Fasciano Fund Portfolio Commentary

Selective small-cap investors survived fiscal 2002's punishing bear market without sustaining serious damage. Our blended approach to investing in small-cap stocks was particularly effective in preserving shareholder assets in this unforgiving market environment. Although the Fasciano Fund declined modestly for the year, it significantly outperformed its Russell 2000 Index benchmark. The Fund managed to record positive absolute returns in three of the eight sectors it was invested in (financials, consumer discretionary, and information technology), while, of the ten sectors in the Russell 2000, only financials finished the year in the black.

The Fund's significant underweighting in information technology was a big plus. But, we are also quite pleased that collectively our IT investments produced a 0.22% return versus the 41.6% decline for the tech component of the Russell 2000. The primary reason that we almost always underweight technology, and that our technology investments have performed relatively well even during tech sector bloodbaths, is that they have the same attractive fundamental characteristics as portfolio holdings in other industry groups. We believe that investing in companies with smart management, good business models, clean balance sheets, and strong and predictable free cash flow is every bit as effective in the technology arena as it is in any other market sector.

Zebra Technologies, our best performing tech holding this year, is a good example. Zebra is the leading manufacturer of bar-code-label printers. The company has a rock solid balance sheet with no net debt and a sizable cash horde. This is a legitimate technology company with 26% of sales coming from products developed internally in the last 18 months. About 20% of sales have come from supplies for its printers -- a classic "razor blade" business generating steady and predictable cash flow. Zebra management is not resting on its laurels. New bar-code-label applications have been helping the company broaden its base from commercial/industrial customers into new industries including hospitality and healthcare.

Collectively, our healthcare holdings declined 3.41% this year versus a 36.48% loss for the Russell

--------------------------------------------------------------------------------

Average Annual Total Return/1,7/

                     Investor Class Advisor Class/3b,6/ Russell 2000(R)/2/
      1 Year              (4.99%)          (5.11%)          (15.44%)
      5 Year                4.16%            4.13%           (0.34%)
      10 Year              10.63%           10.61%             9.07%
      Life of Fund         11.63%           11.62%             9.15%
      Inception Date   11/10/1988       05/24/2002

Comparison of a $10,000 Investment
                                    [CHART]

                    Investor          Russell
                     Class              2000
                   -------            -------
  1992             $10,000            $10,000
  1993             $11,250            $13,253
  1994             $11,845            $14,030
  1995             $15,111            $16,953
  1996             $17,779            $18,787
  1997             $22,394            $24,227
  1998             $22,977            $19,528
  1999             $25,561            $25,066
  2000             $28,306            $31,873
  2001             $28,894            $28,167
  2002             $27,453            $23,818

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
This Fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc. The inception date for the Fasciano Fund, Inc. was 11/10/88.
Please see Endnotes for additional information

                                               NEUBERGER BERMAN AUGUST 31, 2002

2000 healthcare component. Once again, our fundamental stock selection criteria led us to some very profitable investments. Our best performers, Dentsply International, Young Innovations, and Patterson Dental are dental equipment and supplies companies. We find this is an attractive growth industry being driven by growing public awareness of the importance of oral health, the increasing percentage of the population with dental insurance coverage, and favorable demographics -- people are living longer and are more determined to preserve their natural teeth.

Dentsply International, whose product line extends to virtually everything you see in a dentist's office, has been a great growth company and a real performance contributor for the Fund over the last several years. However, Dentsply is in the process of growing out of the small-cap category. So, we are starting to take profits and building our position in Young Innovations, a much smaller company that we believe has similarly attractive fundamentals. Young doesn't have as broad a product line as Dentsply, but 86% of sales from its preventative care unit come from consumable or disposable products. So, with such a high component of recurring revenues, we expect cash flow to remain strong for years to come.

Of course, not everything worked as well as we had hoped in this difficult market. We were significantly overweighted in the industrials sector, and while performance relative to the benchmark was respectable in this category, collectively our industrial holdings had the most negative impact on portfolio returns. On the whole, our materials sector holdings also performed poorly on an absolute and relative basis. As is always the case, we made our share of mistakes in the form of companies that failed to live up to our fundamental expectations.

Looking ahead, we expect the small-cap stock market to continue to be choppy, putting a premium on stock picking. We believe small-cap stocks still enjoy advantages over large-cap stocks, most notably higher earnings-growth rates and more reasonable valuations. Ironically, investors also seem to have come to the conclusion that small-cap stocks may now be safer than their large-cap counterparts. The businesses are easier to understand and balance sheets and income statements are more transparent. As a result, the complex accounting frauds that crippled investors in Enron and WorldCom are much more difficult to pull off. This does not mean we are going to relax our research standards, which are based on a "trust but verify" philosophy. We will continue to spend a lot of time meeting with the management of investment candidates and portfolio companies. We will also continue to talk to their competitors and independent industry sources to do the best we can to get the truth, the whole truth, and nothing but the truth.

Sincerely,

/s/ Michael F. Fasciano signature

                              MICHAEL F. FASCIANO
                               PORTFOLIO MANAGER


The composition, industries and holdings of the Fund are subject to change. Fasciano Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Focus Fund Portfolio Commentary

For the fiscal year ended August 31, 2002, the Focus Fund was down significantly, reflecting its concentrated positions in sectors that include technology and finance. As the portfolio manager I find these results disappointing, and as one of the Fund's largest individual shareholders they are also painful. My enthusiasm for the Fund's holdings, however, is undiminished. In fact, as the valuations have dropped, my enthusiasm has increased.

Over the past year (and currently) the Fund has been significantly invested in three sectors: consumer discretionary, technology, and finance. During the past fiscal year all of our retail positions in the consumer discretionary sector -- Furniture Brands, Neiman-Marcus, Jones Apparel, TJX and Tommy Hilfiger -- performed well. Despite this performance, all five names still sell at substantial P/E discounts to the market, and in my opinion have a better earnings outlook than the general market. Therefore they are still held in the Fund.

The Fund's financial and technology holdings were the cause of this year's poor showing. The core of the technology holdings are two individual stocks -- Tech Data and International Rectifier -- and one industry group, the electronics manufacturing services companies -- Celestica, Flextronics, Jabil and Solectron.

Our largest individual investment in the technology sector continues to be Tech Data, a technology distributor. This stock performed about in line with the S&P 500 (an above-average feat for a tech stock last year) as its earnings held up much better than those of the average company in technology. The reasons we were initially attracted to Tech Data still prevail: an attractive valuation (about a 25% discount to the S&P), increasing market share, high-quality management and one of the best balance sheets in its industry. Moreover, by investing in Tech Data we do not have to try to ascertain which of the thousands of companies in the highly competitive technology space will prevail. Each year a higher percentage of goods in technology are sold through distributors, and whatever tech companies are successful, we think they are likely to use Tech Data. We view this as a low valuation, low risk way to have exposure to a broad range of technology companies.

Just as the percentage of goods sold through distributors rises every year, so does the proportion of goods manufactured by the electronics manufacturing services (EMS) companies increase. This trend towards outsourcing has been going on for some time and has accelerated during the current tech recession. We feel that the outsourcing trend

--------------------------------------------------------------------------------
Average Annual Total Return/1,10/

                   Investor      Trust     Advisor  Russell 1000(R) S&P 500/2/
                      Class Class/3a,5/ Class/3b,6/        Value/2/
  1 Year           (31.58%)   (31.74%)    (31.83%)         (13.13%)  (17.99%)
  5 Year            (0.20%)    (0.35%)       0.15%            3.87%     1.74%
  10 Year            10.30%     10.52%      10.44%           11.92%    10.38%
  Life of Fund       11.01%     11.05%      11.04%              N/A    10.53%
  Inception Date 10/19/1955 08/30/1993  09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]

                                          Russell
                      Investor              1000
                       Class               Value             S&P 500
                      -------             ------             -------
    1992              $10,000             $10,000            $10,000
    1993              $12,825             $12,686            $11,518
    1994              $14,152             $13,049            $12,147
    1995              $18,040             $15,552            $14,749
    1996              $18,707             $18,280            $17,509
    1997              $26,923             $25,507            $24,623
    1998              $22,246             $26,499            $26,617
    1999              $30,719             $34,470            $37,213
    2000              $48,934             $35,902            $43,283
    2001              $38,951             $35,501            $32,732
    2002              $26,651             $30,838            $26,845


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

While the value-oriented approach is intended to limit risks, the Fund -- with its concentration in sectors -- may be more greatly affected by any single economic, political or regulatory development than a more diversified mutual fund.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

is in its very early stages and will continue for many years. Moreover, as the percentage of business that is outsourced has risen, the percentage going to the five largest EMS companies also has risen. Since we own four of these companies we believe that the Fund stands to benefit for a long time to come.

The final, and largest part of the portfolio, is in the financial services area. Results here were mixed -- Lehman Brothers outperformed the market but the rest of our financial services stocks did not -- but we continue to hold an outsized position here because of what we see as the attractiveness of their valuations relative to their prospective earning growth rates, based on the projected long-term growth rates from First Call. The nine financial stocks we own sell, on average, at less than 12 times this year's earnings and less than 10 times 2003 estimates.

The financial stocks we own were affected by a number of issues, most of which are temporary. For example, while we owned neither Enron nor WorldCom, we do own both Citigroup and JP Morgan, both of which had loaned substantial sums to Enron and WorldCom. We believe the earnings impact, while substantial, is now behind us. In addition, Citigroup and JP Morgan, as well as Merrill Lynch, Morgan Stanley and Lehman Brothers, are now being investigated by Congress, attacked by politicians and impugned by the media. We believe the negative publicity is primarily transitory. A lot of investors lost a lot of money when the Internet bubble burst. The investment banks have been selected to be the scapegoats, but in time we believe that it will be proven that, in the vast majority of cases, they operated within the law and in conformance with normal business practices. On the positive side, the investment banks have come through this downturn with ROEs (returns on equity) substantially higher than those produced in any previous downturns. Whenever the market has recovered in the past the recovery has been led by financial stocks in general and the investment banking/brokerage stocks in particular. While there are no guarantees, we think the next recovery will be no exception.

Finally, two points that may be worth considering. First, the valuation of the overall portfolio looks to me to be compelling. The P/E ratio on the fund is
15.3 times 2002 earnings per share and 11.0 times 2003 projected earnings per share according to First Call. This is a 16% discount to the S&P 500 for this year, and a 29% discount based on 2003 estimates. Yet the long-term growth rate in earnings is estimated at 17.9% for the fund versus 13.3% for the S&P. In other words, while paying 16% to 29% less than the S&P multiple, we're getting an earnings growth rate that's over 35% higher. I like those metrics.

Which brings me to a final point: I like the metrics a lot. Over the past three months (as of September 23, 2002), I have bought an additional 218,000 shares of the fund personally at a cost of over $6.5 million.* My conviction level in what the fund owns is high -- very high.

Sincerely,

/s/ K. Simon signature

                                  KENT SIMONS
                               PORTFOLIO MANAGER

*From June 3, 2002 through September 3, 2002, Mr. Simons has purchased 218,000 shares of the Fund at a cost of $6,721,079.95.
The composition, industries and holdings of the Fund are subject to change.

Genesis Fund Portfolio Commentary

Small-cap value stocks held up particularly well in fiscal 2002's troubled equities market. Although the Russell 2000 Value Index ended the year in the red, it closed well ahead of the Russell 2000 and Russell 2000 Growth indices.

We are pleased to report the Genesis Fund delivered a positive return, significantly outperforming its Russell 2000 Index benchmark and surpassing the Russell 2000 Value Index, albeit by a smaller margin. The Fund enjoyed positive returns in six of the nine sectors in which it was invested, versus positive results for just one of the ten industry sectors in the Russell 2000.

Ranked in order of merit, portfolio holdings in the healthcare, energy, and financial sectors had the most favorable impact on portfolio returns. Four of our healthcare sector holdings, Trigon Healthcare (an HMO acquired by Anthem, Inc.), dental supplies distributors Patterson Dental and Henry Schein, and dental equipment and products manufacturer Dentsply International finished on our top-ten performance list. XTO Energy, a natural gas exploration and production company, also made our top ten, along with financial sector holdings
W. R. Berkley and New York Community Bancorp.

The portfolio was underweighted in technology versus the Russell 2000, and collectively our technology holdings sustained considerably less damage than their index counterparts. However, the sector still had the most negative impact on portfolio returns. Six tech companies -- Lattice Semiconductor, Keane Inc., Electronics For Imaging, Inc., Actel Corp., Intervoice-Brite Inc. and Credence Systems Corp. -- were among the worst ten performers in the portfolio. We have eliminated positions in two of these tech losers. The rest of the ten-worst list includes a mix of companies suffering from various unanticipated internal problems.

It is tempting to credit our sector allocation and stock-picking prowess for this year's good absolute and relative returns. But the truth is that the market came to us, paying tribute to financially healthy, free-cash-flow generating, solidly profitable companies in a wide variety of industries.

--------------------------------------------------------------------------------
Average Annual Total Return/1/

                 Investor      Trust     Advisor  Institutional   Russell
                Class/3a/ Class/3a,5/ Class/3a,6/   Class/3b,8/ 2000(R)/2/
1 Year              2.54%      2.49%       2.22%          2.77%  (15.44%)
5 Year              7.78%      7.73%       7.46%          7.98%   (0.34%)
10 Year            14.77%     14.81%      14.61%         14.88%     9.07%
Life of Fund       13.41%     13.43%      13.29%         13.48%     8.98%
Inception Date 09/27/1988 08/26/1993  04/02/1997     07/01/1999

Comparison of a $10,000 Investment

                                    [CHART]

             Investor     Russell
               Class       2000
             --------     --------
1992         $10,000      $10,000
1993         $12,421      $13,253
1994         $13,013      $14,030
1995         $15,575      $16,953
1996         $18,896      $18,787
1997         $27,270      $24,227
1998         $22,137      $19,528
1999         $26,388      $25,066
2000         433,193      431,873
2001         $38,676      $28,167
2002         $39,659      $23,818


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

This fund is currently closed to new investors.
The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

Many of our longer-term holdings are doing what they have been doing for years: steadily increasing free cash flow and grinding out respectable, if not spectacular, earnings gains. Three years ago, nobody wanted to own these stocks. Today, they are among the only names that investors seem to be comfortable holding.

At Genesis Fund, we are also doing the same thing we've been doing for years: combing through the small-cap market looking for good companies trading at attractive valuations. Three years ago we were idiots. Today we are geniuses. In reality, we are simply hardworking portfolio managers committed to an investment strategy that we believe is capable of delivering satisfactory long-term investment returns.

Although we are not economists or market forecasters, many shareholders seem interested in our economic and market outlook. Rather than confessing that we really don't know what's going to happen in the future, we always oblige by offering a few opinions. Currently, we have some reservations about the strength of the economic recovery. Thus far, the recovery has been fueled exclusively by consumer spending. Consumers have been over extended for years. But, with mortgage refinancing and lower taxes improving household cash flow, they continued to spend through the recession, as evidenced by the strong housing and auto sectors. Consequently, we don't see the kind of pent-up consumer demand that generally supports strong recoveries. Going forward, if consumer spending falls off, we believe the fragile recovery could be in jeopardy.

How would a double-dip recession affect the stock market? One could argue that a downturn may already be factored into depressed stock prices. We are not so sure. Despite a grueling two-and-a-half-year bear market, stocks still aren't cheap by historical standards. If the economy sinks back into recession, we could see further damage to the equities market.

In closing, the extraordinarily strong relative performance of small-cap value stocks over the last two years is the result of solid fundamentals and, at the beginning of this period, incredibly attractive valuations, particularly compared with large-cap growth stocks. We confess that small-cap value stocks are no longer trading at bargain basement prices. However, we think that in general, the small-cap value stock market is still fairly priced. More importantly, we are still finding some companies we think are very attractive bargains. In the year ahead, we believe investors will continue to favor companies with real earnings rather than just earnings potential and companies capable of producing respectable earnings growth in what is likely to remain a slow growth economy. If we are right, the Genesis Fund should continue to perform well.

Sincerely,

/s/ J. Vale signature
/s/ R. D'Alelio signature

                        JUDITH VALE AND ROBERT D'ALELIO
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Genesis Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Guardian Fund Portfolio Commentary

The Guardian Fund closed the first half of fiscal 2002 with a modest decline, in line with small losses for the Russell 1000 Value and S&P 500 indices. During the first half, the portfolio's cyclical posture worked to our advantage, as investors began anticipating a vigorous economic rebound. In the second half, investors began questioning the strength and endurance of the recovery and dumped cyclical companies in favor of less economically sensitive market sectors such as consumer staples and financials. Our underweighting in both these market sectors (relative to the Russell 1000 Value Index) and our overweighting in the highly cyclical information technology sector penalized the Fund's relative returns.

In this year's unforgiving market (nine of the ten market sectors in our Russell 1000 Value Index benchmark posted declines), there isn't much good news to share about the portfolio. The portfolio's investments in less economically sensitive sectors held up reasonably well and our energy, healthcare, and financial sector holdings outperformed their respective index components. However, this was not sufficient to compensate for damage sustained in the information technology, telecom services, and utilities sectors, where many stocks that had appeared attractively valued got even cheaper as fundamentals deteriorated.

Technology stocks continue to be burdened by the ongoing capital spending drought and a lack of future earnings visibility. We believe that the widespread inventory liquidation is close to having run its course. The cupboards are bare and companies are going to have to start restocking the shelves. This alone will require an increase in capital spending, a meaningful percentage of which we believe will be devoted to technology products and services that improve business efficiencies. Although technology companies have been under enormous pressure in the stock market over the last two years, they have continued to innovate, and we think businesses now have good reason to upgrade information systems with new, less expensive and more cost-efficient technology products.

Technology spending will likely remain somewhat muted, but we believe a little bit of good news will


Average Annual Total Return/1/

                   Investor      Trust     Advisor  Russell 1000(R) S&P 500/2/
                      Class   Class/5/ Class/3a, 6/        Value/2/
  1 Year           (18.64%)   (18.72%)    (18.95%)         (13.13%)  (17.99%)
  5 Year            (3.83%)    (3.92%)     (4.38%)            3.87%     1.74%
  10 Year             7.38%      7.31%       6.99%           11.92%    10.38%
  Life of Fund       11.65%     11.64%      11.57%              N/A    11.74%
  Inception Date 06/01/1950 08/03/1993  09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]

                                        Russell
                       Investor          1000
                        Class           Value             S&P 500
                       --------         -------           -------
    1992               $10,000          $10,000           $10,000
    1993               $12,443          $12,686           $11,518
    1994               $13,578          $13,049           $12,147
    1995               $16,845          $15,552           $14,749
    1996               $17,732          $18,280           $17,509
    1997               $24,769          $25,507           $24,623
    1998               $19,618          $26,499           $26,617
    1999               $24,742          $34,470           $37,213
    2000               $28,908          $35,902           $43,283
    2001               $25,046          $35,501           $32,732
    2002               $20,378          $30,838           $26,845


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

have a very positive effect on severely depressed technology stocks. As some great technology companies have been beaten up in the market, we have continually upgraded the quality of the tech component of the portfolio. Most recently, we sold Solectron and Sanmina to book a tax loss and used the proceeds to buy higher-quality technology contract manufacturers, Jabil Circuits and Celestica. In the late 90s, in order to participate in the tech sector, we had to go bottom fishing. Today, a list of our technology holdings reads like a "Who's Who" in the business, and the stocks are trading at multiples that imply technology is no longer a growth industry.

Our telecommunication services investments were hurt directly and indirectly by the massive accounting scandal at WorldCom. We bought WorldCom after it had already been clobbered in the market and was trading as if it was going out of business. We believed the company's strong cash flow would help keep the company alive until pricing competition waned and net profit margins were restored. We could not have conceived that an alleged massive fraud was taking place. The WorldCom debacle tarred the entire telecom service group, dragging down our other investments in this sector.

We chose to add to our holdings in Dynegy and El Paso Corp. after they declined sharply following the Enron fiasco. However, when the debt-rating agencies insisted that they raise more equity capital in order to avoid credit downgrades, investors headed for the exits. We eliminated our Dynegy position, but not before paying a significant price.

During these trying times, it is difficult for investors to maintain their perspective. The world seems to have turned upside down. What was accepted as fact just a few short years ago (we are in a new era in which recessions and bear markets are a thing of the past) has been revealed for what it was: fiction. And now a new fiction (the economy and the stock market will never recover) is being accepted as fact. Economic and market truths are always elusive, but never more so than at the top and bottom of cycles. We are reminded that in the months prior to the bursting of the market bubble at the end of first quarter 2000, we were castigated because we had positioned the Guardian portfolio relatively defensively. It wasn't the most comfortable place to be, but it proved to be a good decision. Today, the portfolio is positioned relatively aggressively in industry sectors and individual stocks we believe will provide the most generous rewards when the market turns. Once again we are feeling the heat. We are confident, however, that we have built a solid foundation for superior performance in the years ahead.

Sincerely,

/s/ K. Risen signature
/s/ Alan Rick White signature

                          KEVIN RISEN AND RICK WHITE
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Guardian Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

International Fund Portfolio Commentary

International markets, as measured by the MSCI EAFE Index, outperformed America's S&P 500 in fiscal 2002, on a currency-adjusted basis. Although the Neuberger Berman International Fund declined over this period, it materially outperformed its MSCI EAFE Index benchmark.

Slowing global growth took its toll on international stocks in fiscal 2002, with only a handful of country indices closing the year in positive territory. Our longstanding substantial overweighting in Ireland continued to pay dividends, with Bank of Ireland, Anglo Irish Bank and construction company Grafton posting solid gains. Although the Irish economy is slowing, it is still much stronger than the economies of its European neighbors. The Irish market has performed very well in recent years, but in our opinion equity valuations remain reasonable. In general, we still favor smaller European markets including Ireland, Denmark, Norway, and Sweden, where we believe economic growth will continue to outpace the U.K. and larger European Union nations such as France and Germany.

Our Korean investments also performed well, as Asian economies (excluding Japan) rebounded. Our holdings are focused in the consumer area, and benefited from the ongoing recovery in spending. Pacific Corp., Korea's largest cosmetics manufacturer, and Humax Co., Ltd., a developer of consumer electronic products, were strong performers over the period.

Our Canadian investments, focused on oil and natural gas companies, contributed to returns. Petro-Canada finished the year on our top-ten performance list. We remain impressed by the resilience of the Canadian economy in the midst of the global economic slowdown.

Our substantial underweighting in Japan was actually a modest negative for relative performance. Although the Nikkei Index just recently hit a 19-year low, the stronger yen cushioned the Japanese market's fall during the period, and it declined less than other international markets in dollar terms. However, we do not believe fundamentals are in place for a sustained economic recovery in Japan. Economic reforms proposed by Prime Minister Koizumi are stalled and any export-driven rebound

--------------------------------------------------------------------------------

Average Annual Total Return/1,9/

                    Investor Class/3a/ Trust Class/3b, 5/ EAFE(R) Index/2/
     1 Year               (9.76%)            (9.25%)         (14.69%)
     5 Year               (0.81%)            (0.24%)          (2.14%)
     Life of Fund           4.50%              4.86%            1.27%
     Inception Date    06/15/1994         06/29/1998

Comparison of a $10,000 Investment

                                    [CHART]


               Investor     EAFE
                  Class     Index
                -------     -------
  6/15/94       $10,000     $10,000
  8/31/94       $10,460     $10,366
     1995       $10,732     $10,449
     1996       $11,991     $11,305
     1997       $14,954     $12,363
     1998       $14,104     $12,379
     1999       $17,079     $15,601
     2000       $21,422     $17,132
     2001       $15,915     $13,007
     2002       $14,361     $11,096


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies based outside the United States are set forth in the prospectus and statement of additional information.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

will be hindered by the still lofty valuation of the yen versus the U.S. dollar and euro. We continue to favor companies serving the domestic market such as used car dealer USS and video game manufacturer Sammy Corp.

Our underweighting in the troubled German market should have been a plus. Unfortunately, poor performance from some of our German holdings, including heat meter manufacturer Techem and apparel maker Hugo Boss, hurt our relative performance. Our French investments also disappointed, with Vivendi Universal, Pinguely Haulotte and Sodexho Alliance among our worst ten performers.

On an industry-group basis, performance followed trends in the U.S. stock market. Less economically sensitive groups such as consumer staples and financial services (most notably banks and non-life insurance companies) significantly outperformed cyclical industries such as technology and media. Telecommunications companies remained under pressure, especially in Europe, as overcapacity, cutthroat competitive pricing, weak profits, and high debt levels continued to plague the industry.

Looking ahead to next year, we believe international equity markets will continue to outperform the U.S. stock market. Although international economies were clearly affected by the economic slowdown in the U.S., most managed to avoid recession. The U.S. economic recovery remains fragile, with the potential for a double-dip recession. We think that most of the rest of the world can continue on its slow growth path. In addition, international equity valuations remain 25%-30% lower than valuations in the U.S. In this uncertain economic and stock market environment, we believe that investors will continue to be sensitive to valuation. Finally, we expect the large current account deficit in the U.S. and a federal budget deficit (resulting from tax cuts and an expensive war on terrorism) to continue to hurt the dollar. Superior relative performance in international markets would be magnified if the dollar continued to weaken against other currencies.

In closing, this is not a buoyant economic environment. Global economic growth will likely remain constrained over the short term. However, we believe that international equity valuations already fully discount this less-than-ideal economic climate. In short, we think most, if not all, of the bad news is already reflected in equity prices. Any good news could result in better-than-anticipated equity performance in the year ahead.

Sincerely,

/s/ V. Chang signature
/s/ B. Segal signature

                       VALERIE CHANG AND BENJAMIN SEGAL
                             PORTFOLIO CO-MANAGERS

Investing in foreign securities involves greater risks than investing in securities of U.S. issuers, including currency fluctuations, interest rates and political conditions. The composition, industries and holdings of the Fund are subject to change. In an attempt to reduce overall volatility, Neuberger Berman Management Inc. diversifies the portfolio holdings over a wide array of countries and individual stocks.

Manhattan Fund Portfolio Commentary

Concerned about the health of a still fragile economy and unnerved by major accounting scandals at Enron and WorldCom, investors continued to flee growth stocks in fiscal 2002. The Manhattan Fund fulfilled most of our fundamental expectations. Year-to-year second quarter portfolio earnings (the last reported quarter) grew by 39%, earnings were revised upward by 29%, and 96% of our portfolio holdings met or exceeded expectations. That didn't impress investors, and despite doing a very good job finding stocks with above-market-average earnings growth, that met or exceeded consensus earnings forecasts, the portfolio lost ground and moderately underperformed its Russell Midcap Growth Index benchmark.

Our energy-sector investments delivered good returns, with holdings such as Rowan Companies and XTO Energy Corp. among the top performance contributors. We also enjoyed strong returns from our consumer staples holdings, most notably Pepsi Bottling Company. Unfortunately, we were underweighted in consumer staples, one of the best performing sectors in this anxious stock market.

Although our information technology holdings modestly outperformed the IT component of the benchmark index, they still penalized overall portfolio performance. One of our largest IT holdings, Intersil, a manufacturer of semiconductors for the rapidly growing wireless LANs market, hurt us the most, despite exceeding consensus profit expectations. In the health care sector, King Pharmaceuticals suffered a similar fate. We consider stocks like Intersil and King Pharmaceuticals to be "performance in the warehouse," in that we expect them to provide rewards eventually. Our consumer discretionary investments also disappointed, with electronics retailing leader Best Buy moderating its growth outlook following strong earnings gains.

We expect modest economic growth in the coming quarters, bolstered by the American consumer, who continues to spend. Recent consumer confidence indicators have trended slightly lower, but economically important consumer-oriented sectors such as housing remain robust. While retail sales

--------------------------------------------------------------------------------
Average Annual Total Return/1,9/

                    Investor      Trust     Advisor    Russell S&P 500/2/
                       Class Class/3a,5/ Class/3b,6/ Midcap(R)
                                                     Growth/2/
1 Year              (28.57%)   (28.54%)    (28.81%)   (23.88%)  (17.99%)
5 Year               (4.30%)    (4.53%)     (4.93%)    (1.49%)     1.74%
10 Year                6.06%      5.94%       5.66%      8.07%    10.38%
Life of Fund          12.48%     12.43%      12.30%        N/A    13.65%
Inception Date 03/01/1979/4/ 08/30/1993  09/03/1996

Comparison of a $10,000 Investment

                                    [CHART]

                                   Russell
                    Investor       Midcap
                     Class         Growth          S&P 500
                    -------        -------         -------
1992                $10,000        $10,000         $10,000
1993                $12,776        $12,141         $11,518
1994                $13,222        $12,795         $12,147
1995                $16,659        $15,962         $14,749
1996                $16,174        $17,849         $17,509
1997                $22,442        $23,424         $24,623
1998                $19,970        $20,735         $26,617
1999                $27,440        $30,861         $37,213
2000                $51,557        $51,594         $43,283
2001                $25,213        $28,355         $32,732
2002                $18,010        $21,726         $26,845


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with mid-market capitalization are set forth in the prospectus and statement of additional information.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

growth fell somewhat this summer, it remains quite healthy. Recent employment data has been encouraging. We believe the consumer will continue to keep the economy on a modest growth track until business investment begins to recover in 2003. Although technology spending is not likely to rebound to the levels of the late 90s, when Y2K and the build out of the Internet created an unprecedented tech spending boom, it should recover to normalized levels.

We believe that the lack of confidence in corporate integrity and in the quality of earnings, which has weighed so heavily on the market, will prove to be a temporary phenomenon. There have been some serious errors in judgment, but most American business is conducted in compliance with generally accepted accounting rules. Some of the recent changes, such as a requirement that CEOs certify company accounting statements, and new rules preventing accounting firms from serving as consultants and auditors to the same public company, should reassure investors. As the negative headlines on these issues subside, investors are likely to refocus on the things that really matter -- positive earnings trends and appealing growth-stock valuations.

From March 2000 through August 2002, the Russell Midcap Growth Index declined 57.9%, while the Russell Midcap Value Index was up 27.1%. This enormous difference in the performance of mid-cap growth and value stocks has had a significant impact on valuations. In our opinion, slower growth companies in more defensive industries are now overvalued, while faster growth companies in dynamic growth sectors are undervalued. We believe this is setting the stage for superior performance for mid-cap growth stocks in the years ahead.

An important facet of our investment methodology is identifying companies that can grow earnings faster than expected. Historically, such stocks have delivered superior investment performance. Unfortunately, over the last two and a half years, the market has failed to reward upward earnings revisions and/or positive earnings surprises. However, the fact that this important component of our investment discipline has not worked over the short term does not mean that it won't continue to be productive over the longer term. In the last month of this reporting period, the market has shown signs that it is, once again, ready to favorably acknowledge companies with better-than-anticipated earnings growth. In the coming years, we are confident that this facet of our investment discipline will be considerably more productive.

Sincerely,

/s/ J. Silver signature
/s/ B. Cobb signature

             JENNIFER SILVER AND BROOKE COBB PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Manhattan Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Millennium Fund Portfolio Commentary

Fiscal 2002 was a particularly difficult year for small-cap growth stocks, as shown by the Russell 2000 Growth Index's place among the worst performing domestic equity indices. With the economy still wobbly and earnings still under pressure, investors simply weren't interested in owning the kind of small, rapidly growing companies populating the Millennium Fund portfolio. It was frustrating for us to see so many good companies meet or exceed consensus profit forecasts, and yet receive such harsh treatment in the market.

There isn't much good news to report about the portfolio. Our modest materials and utilities sector investments delivered positive returns. Our energy, consumer discretionary, and financial sector holdings held up relatively well, but still finished the year in the red. However, our information technology and healthcare holdings (at fiscal year end, approximately 38% of portfolio assets) declined sharply.

Over the course of the year, we significantly reduced our exposure to technology in response to still anemic capital spending in the tech arena and a lack of future earnings visibility. We also shifted our focus from software and hardware producers to technology service providers, which we believe have a better chance of living up to short-term earnings expectations. Concurrently, we increased our exposure to consumer-oriented sectors such as consumer discretionary and financials, in recognition that consumer spending is likely to remain strong as household cash flows are bolstered by home refinancing and tax relief. In the healthcare sector, we trimmed our weighting in healthcare technologies and increased our commitments in services businesses such as hospitals, acute care facilities, HMOs and drug distribution companies. We believe this reallocation of assets helped spare the portfolio some damage and improved its performance prospects for the year ahead.

Technology continues to be the "Achilles' heel" of small-cap growth stock investors. We have been in a tech capital-spending drought for nearly two years. Corporate managers haven't been willing to spend a nickel on anything they don't feel is immediately essential to their businesses. Funds originally earmarked for upgrading information
--------------------------------------------------------------------------------

Average Annual Total Return/1/

                   Investor      Trust     Advisor  Russell 2000(R)   Russell
                  Class/3a/ Class/3b,5/ Class/3b,6/       Growth/2/ 2000(R)/2/
  1 Year           (34.68%)   (34.85%)    (34.71%)         (26.02%)  (15.44%)
  Life of Fund        6.90%      6.76%       6.89%          (2.69%)     4.07%
  Inception Date 10/20/1998 11/03/1998  05/03/2002

Comparison of a $10,000 Investment

                                    [CHART]

                                   Russell
                  Investor          2000            Russell
                   Class           Growth            2000
                  --------         -------          -------
  10/20/98        $10,000          $10,000          $10,000
   2/28/99        $14,880          $12,127          $11,173
   8/31/99        $19,480          $13,443          $12,281
   2/29/00        $44,121          $22,321          $16,679
   8/31/00        $38,352          $18,696          $15,615
   2/28/01        $21,246          $13,225          $13,870
   8/31/01        $19,822          $12,164          $13,800
   2/28/02        $18,521          $11,609          $13,918
   8/31/02        $12,947          $ 8,998          $11,669

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

The risks involved in seeking capital appreciation from investments primarily in companies with small market capitalization are set forth in the prospectus and statement of additional information.

Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

technology systems have been frozen. Eventually they will thaw as corporate managers gain confidence that the economic recovery is for real and refocus on creating cost efficiencies and improving productivity in their businesses. In our opinion, this is a "when, not if " proposition. The portfolio is positioned in those tech sub-sectors and individual companies we believe will be among the first and most direct beneficiaries of the eventual up-tick in technology spending.

While the dismal small-cap-growth stock market of recent years has been a curse, it has also been something of a blessing: Price/earnings ratios have come way down, as has the PEG Ratio (price/earnings divided by projected, annualized long-term earnings growth rates) of our portfolio. When the economy and stock market regain momentum, we expect to see price/earnings multiples expand, providing a strong performance tailwind for those companies delivering on their earnings promise.

Of course, the critical issue today is, when will the economy pick up some steam, inspiring investors to return to small-cap growth stocks, which are traditionally stellar performers during economic recoveries. Some economists and, judging by second-half stock market activity, many investors appear to be anticipating a double-dip recession. We hope that they are wrong, and that Federal Reserve Chairman Alan Greenspan is right in predicting the economy will continue on a moderate growth path. We are encouraged by Chairman Greenspan's statements that, should the economy show signs of faltering, the Fed will supply more monetary medicine in the form of additional rate cuts. Some improvement in capital spending will be necessary to quicken the pace of economic activity. We believe that if the economy continues to make slow but steady progress over the next three calendar quarters, we will see business investment improve in the second half of 2003. If past is prologue, investors will begin anticipating better economic news well ahead of the fact.

In the Millennium Fund's relatively short life, we have experienced the best and worst that the market has to offer. From inception in October 1998 through the first quarter of 2000, the Fund posted extraordinary returns. Since then, it has declined sharply. We note, however, that despite a savage two-and-a-half-year small-cap growth stock bear market, the Fund still has positive annualized returns from inception to year-end fiscal 2002. We can't predict when we will see the next small-cap growth stock revival. We are, however, excited by the future prospects for a portfolio of high-quality companies with a history of fast growth, trading at what seem to us extremely attractive valuations.

Sincerely,

/s/ M. Malouf signature
/s/ Richard J. Jodka


                       MICHAEL MALOUF AND RICHARD JODKA
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Millennium Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Partners Fund Portfolio Commentary

In the first half of fiscal 2002, the Partners Fund's orientation toward cyclical stocks helped produce modestly positive returns and good performance relative to our S&P 500 and Russell 1000 Value Index benchmarks. In the second half, investors, concerned about the uneven economic recovery and shocked by more corporate scandals, abandoned cyclical stocks and retreated into defensive market sectors. Our overweighting in cyclical industry groups penalized absolute and relative performance.

In fiscal 2002, our energy investments had the most positive impact on portfolio performance. Although finishing the year with a modest loss, our healthcare holdings significantly outperformed the healthcare components of both our benchmarks. The portfolio also benefited from minimal exposure in the hard-hit telecom service sector.

Our investments in the cyclical information technology, industrials, and consumer discretionary sectors had a negative impact on portfolio performance. Collectively, our information technology holdings materially outperformed the IT component of both our benchmarks, but still declined significantly. The same was true of our consumer discretionary sector holdings, but our overweighting in this sector magnified the negative impact on portfolio returns. Our industrial holdings were a disappointment on an absolute and relative return basis. Separately, while our utilities holdings were underweighted relative to our benchmark index, they also were a disappointment.

In late summer 2001, we began positioning the portfolio in cyclical industry groups to take maximum advantage of the economic recovery that was beginning to unfold. The tragic events of 9/11 stalled the nascent economic recovery. However, led by the resilient American consumer, the economy got back on its feet and cyclical stocks were stellar performers as the market rebounded strongly in the fourth quarter. Cyclical stocks continue to do relatively well through first quarter 2002. Then, as economic growth showed signs of slowing and the WorldCom debacle created a crisis in confidence over the integrity of corporate America, investors bailed out of cyclicals and into defensive groups, most notably consumer staples, where, due to already high valuations, we were significantly underweighted.

To date, the economic recovery has been uneven -- as is usually the case. But, we see no compelling reasons to think the economy is headed back into recession. Recent consumer sentiment readings have been somewhat troubling and July retail sales

--------------------------------------------------------------------------------

Average Annual Total Return/1/

                                                      Russell
                    Investor      Trust     Advisor   1000(R)
                       Class Class/3a,5/ Class/3a,6/ Value/2/ S&P 500/2/
1 Year              (16.98%)   (17.10%)    (17.29%)  (13.13%)  (17.99%)
5 Year               (1.59%)    (1.72%)     (2.09%)     3.87%     1.74%
10 Year                9.78%      9.70%       9.44%    11.92%    10.38%
Life of Fund          14.72%     14.69%      14.59%       N/A    13.53%
Inception Date 01/20/1975/4/ 08/30/1993  08/16/1996

Comparison of a $10,000 Investment

                                    [CHART]

                       Russell
          Investor      1000
           Class        Value         S&P 500
          -------      -------        -------
1992      $10,000      $10,000        $10,000
1993      $12,814      $12,686        $11,518
1994      $13,526      $13,049        $12,147
1995      $16,439      $15,552        $14,749
1996      $18,717      $18,280        $17,509
1997      $27,535      $25,507        $24,623
1998      $24,775      $26,499        $26,617
1999      $31,235      $34,470        $37,213
2000      $33,893      $35,902        $43,283
2001      $30,614      $35,501        $32,732
2002      $25,416      $30,838        $26,845

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

were soft. However, consumer sentiment indicators are often unreliable; retail sales rebounded strongly in August and are off to a good start in September. We believe that the consumer is still in reasonably good financial shape. The labor picture is brightening, with the most recent unemployment figures trending lower. Personal income continues to grow and mortgage refinancing continues to improve household cash flows. We think the consumer can carry the economy until increased business investment takes some of the load off consumers' strong backs.

Much has been written about the impact of corporate accounting scandals on investor psychology. I think it is important to understand that the fallout from these scandals, most notably increased scrutiny of balance sheets and legislation requiring CEOs and CFOs to certify their companies' financial statements, had a significant influence on the economy as well. In calendar first quarter 2002, companies began rebuilding inventories that had been aggressively liquidated during the recession and in the aftermath of 9/11. In the second quarter, the inventory cycle stalled as corporate managers turned their attention and resources to shoring up balance sheets and making sure the books were in good order. As this process unwinds, we expect the inventory cycle to begin advancing again. We also believe that corporate managers will refocus on investing in the growth of their businesses. Capital spending may remain muted in technology hardware and telecom, but we believe business investment in other areas will begin increasing in the year ahead.

The wild card in this economic scenario is Iraq, and the impact of whatever strategy America pursues on oil prices. Currently, high oil prices appear to be discounting a major interruption in oil production resulting from our dispute with Iraq. If America can triumph either diplomatically or through a quick and decisive military victory, we believe oil prices will retreat significantly as the region stabilizes, providing a tailwind for economic growth.

As shown by historically high valuations in defensive sectors such as consumer staples and bargain basement pricing in cyclical sectors such as consumer discretionary, industrials and information technology, not everyone agrees with us. That's fine. Superior long-term investment performance is never accomplished by following the herd. In fact, we believe investors who follow attractive valuations will be rewarded most generously. A review of the Partners Fund portfolio reveals a long list of some of the very best companies in America, trading at some of the lowest valuations we have seen in many years. This gives us confidence we are in the right places at the right time.

Sincerely,

/s/ B. Mullick signature

                                S. BASU MULLICK
                               PORTFOLIO MANAGER
The composition, industries and holdings of the Fund are subject to change. Partners Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Real Estate Fund Portfolio Commentary

The Neuberger Berman Real Estate Fund commenced operations on May 1, 2002. From inception through the end of fiscal 2002, the Fund recorded a modest decline, narrowly outperforming its benchmark, the NAREIT Equity REIT Index. Year-to-date 2002 (through August 31), the NAREIT Index is up 7.5%. However, much of this gain came in the very strong calendar-year first quarter, before the Fund began operating. Real estate securities declined sharply, along with the rest of the market, in July as investors liquidated equity holdings across the board and moved into cash.

Industrial Real Estate Investment Trusts (REITs) and regional mall REITs were the two best performing property categories in the NAREIT Index and our portfolio. Superior performance in the industrial sector was largely the result of investor expectations that this cyclical commercial real estate sector would be among the first beneficiaries of an economic recovery. Also, the fact that very little new capacity came on stream during the economic downturn appears to foreshadow more favorable supply/demand dynamics going forward. The strength in the regional mall sector was a reflection of still strong retail spending, stable-to-higher occupancy rates, and relatively positive lease renewal trends.

Lodging/resorts provided the poorest results in the real estate securities market and the portfolio. A decline in business and vacation travel, lower occupancy rates, and increasing price competition had a substantially negative impact on earnings. The office category also underperformed, as businesses continued to downsize in today's slow growth economy.

The real estate securities market is no different from the broader stock market in that sector allocation and stock selection are the two keys to superior long-term investment returns. We analyze the fundamentals in 13 different commercial real estate sectors, seeking to identify those with the best supply/demand dynamics. We then look at general market valuations within each sector to assess investment opportunity. The importance of
--------------------------------------------------------------------------------

Cumulative Total Return/1,11/

               Trust Class/3b/ NAREIT Equity REIT
Life of Fund          (1.23%)             (1.52%)
Inception Date       05/01/02

Comparison of a $10,000 Investment

                                    [CHART]

                                          NAREIT
                        Trust             Equity
                        Class              REIT
                      -------             -------
 5/1/2002             $10,000             $10,000
5/31/2002             $10,140             $10,135
6/30/2002             $10,391             $10,412
7/31/2002             $ 9,837             $ 9,868
8/31/2002             $ 9,877             $ 9,848

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Trust Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.

Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

sector allocation is perfectly illustrated by the large variance in returns of different property categories over the four months the Fund has been operating. For example, over this period, the industrial component of the NAREIT Index gained 9.8% while the lodging/resorts component lost 14.7%.

We then turn our attention to securities selection. To eliminate emotion in the stock selection process, each company in our research universe is graded based on fundamentals including earnings and dividend growth rates, yield, price/funds-from-operation (the industry's equivalent of earnings), price/net asset value, and more subjective judgements such as the quality of management. Like other prudent equity investors, we look for good value. To us, good value is not limited to real estate securities with the highest yield or those trading at the deepest discounts to property value. In our opinion, a high-quality real estate company trading at a fundamentally reasonable valuation can be every bit as good a bargain as a second-tier company that pops up on "deep value" screens.

A few brief comments on the state of the real estate securities market are in order. Over the last several years, real estate securities have performed exceptionally well on an absolute and relative basis. Some of this superior performance is the result of compelling industry fundamentals and attractive stock market valuations. However, real estate securities have also benefited from a performance tailwind created by investors rotating into higher yielding more defensive sectors. This raises two questions: Are real estate industry fundamentals and market valuations still attractive? And, will real estate securities returns be restrained by a broad-based market recovery that inspires investors to move back into higher growth sectors?
Our answer to the first question is yes. We believe industry fundamentals remain solid. Supply/demand trends appear favorable in most property categories. We expect to see 4-5% earnings growth and 3-4% dividend growth in the year ahead. As I write, REITs have a 6.7% average yield and trade at approximately 9.5 times earnings (or FFO), both in line with historic averages. Combining the current yield of 6.7% with 4-5% projected earnings growth, we believe REITs can produce low- to mid-teen percentage total returns without any expansion in multiples. Will these returns be attractive enough to retain investors' interest? In today's still uncertain economic and stock market environment, it is hard for us to envision a stampede out of more defensive sectors like real estate securities into more volatile faster growth industry. So, we believe REITs will continue to enjoy a loyal following. I would also mention that a recent study by Ibbotson Associates revealed that, over the long term, a 10% allocation to real estate securities in a diversified equities portfolio produced equal returns with less risk -- something we encourage all investors to think about.

Sincerely,

/s/ Steven R. Brown

                                STEVEN R. BROWN
                               PORTFOLIO MANAGER



The composition, industries and holdings of the Fund are subject to change. Real Estate Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Regency Fund Portfolio Commentary
--------------------------------------------

The Regency Fund held up well in fiscal 2002's challenging stock market, finishing the year with a moderate decline that was in line with its Russell Midcap Value Index benchmark. Once again, our value-oriented discipline proved to be a conservative strategy in a troubled stock market.

Energy investments, primarily natural gas exploration and production companies, had a positive impact on portfolio returns. We were initially attracted to the energy sector because it had lagged other cyclical industry groups during the strong fourth-quarter 2001 stock market rally. We reasoned that if the economy was recovering, increased energy demand would result in higher natural gas prices and better profit margins and cash flow for exploration and production companies. When demand for natural gas firmed, pricing improved and our natural gas E&P holdings did quite well. Within the energy sector, we continue to favor natural gas producers because supply/demand dynamics for natural gas appear to us to be better than for oil.

Financial sector holdings, primarily regional banks and savings and loans, were effectively flat. They benefited from the steepening yield curve (even though the Federal Reserve cut short-term interest rates, long rates remained stubbornly high) and the mortgage refinancing boom. Our focus on banks with strong credit quality was an additional plus.

Our investments in the consumer staples sector also performed quite well. However, we were significantly underweight in this group (the best performing sector in the market this year) because we were not comfortable with historically high valuations. If we could have anticipated the extremely negative impact that corporate accounting scandals would have on investor psychology, we might have increased the portfolio's exposure to this defensive sector. However, valuations rather than market psychology will always be our guiding light.

Although our information technology holdings materially outperformed the IT component of our benchmark index, in aggregate, they declined sharply and had the most negative impact on portfolio returns. Mindful of the ongoing capital-spending drought in tech, we were careful to invest
--------------------------------------------------------------------------------

Average Annual Total Return/1/

                          Investor       Trust    Russell     Russell
                         Class/3b/ Class/3b, 5/ Midcap(R) Midcap(R)/2/
                                                 Value/2/
         1 Year            (7.42%)     (7.45%)    (4.87%)    (11.82%)
         Life of Fund        8.03%       8.02%      2.21%     (0.94%)
         Inception Date 06/01/1999  06/10/1999

Comparison of a $10,000 Investment

                                    [CHART]

                                        Russell
                     Investor           Midcap             Russell
                      Class             Value              Midcap
                     -------            -------            -------
 6/1/1999            $10,000            $10,000            $ 10000
8/31/1999            $ 9,820            $ 9,520            $ 9,808
2/29/2000            $11,033            $ 8,449            $11,551
8/31/2000            $13,252            $10,116            $12,635
2/28/2001            $13,652            $11,090            $11,459
8/31/2001            $13,889            $11,286            $10,996
2/28/2002            $14,195            $11,741            $11,146
8/31/2002            $12,858            $10,736            $ 9,696

This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

in those companies with the strongest balance sheets and, in our view, best positions to benefit from any up-tick in tech spending. However, with tech spending remaining depressed, our holdings were dragged lower with the rest of the tech sector.

The portfolio's poorest relative performance came in the utilities sector. This was largely the result of a steep decline in Sierra Pacific Resources, a plain-vanilla, Nevada-based electric utility that lost a major rate case with regulators. In the past, we have had success investing in regulated utilities that were petitioning regulators for rate hikes that would allow the companies to achieve approved rates of return on investment. We thought that the economics of Sierra's rate case were compelling, but underestimated the political pressure on Nevada regulators to hold down consumer electric rates.

Our investments in the consumer discretionary sector also disappointed. Cablevision, the New York metropolitan area cable television operator, was one of the major culprits. Like most cable TV stocks, Cablevision suffered fallout from the Adelphia scandal (a case of fraud that had little to do with cable industry fundamentals). However, the failure of the controlling Dolan family to monetize peripheral assets and clean up the company's balance sheet also weighed on the stock. As a rule, we avoid highly leveraged companies. In this instance, we believed management had plenty of detachable assets that could have (and should have) been sold to shore up its balance sheet and help surface the value of the company's cable television system assets.

Looking ahead, we continue to have reservations regarding the strength of the economic recovery, and, perhaps more importantly, its potential impact on corporate earnings. Perhaps the consumer can continue to carry the economy on his/her strong back. But, with business investment still flat, any material decline in consumer spending would threaten the still fragile economic recovery. Even if the economy can continue on a modest growth path, we doubt that this is going to translate into robust earnings gains in the year ahead. In most industries, there is still no real pricing flexibility. So higher sales are not likely to produce attractive earnings gains. Although equity valuations have come way down, they may not fully discount a year or more of profitless prosperity.

Consequently, we are going to continue to tread carefully, focusing on mid-cap companies with clean balance sheets, steady (if not spectacular) historical cash flows, and leadership positions in their respective industries. In short, we are looking for companies that can survive in this difficult economic environment and prosper in better days ahead. We believe these are the kind of stocks that will help us preserve shareholder assets if the stock market trends lower, and that should produce attractive gains when the market eventually regains its footing.

Sincerely,

/s/ R. Gendelman signature

                               ROBERT GENDELMAN
                               PORTFOLIO MANAGER

The composition, industries and holdings of the Fund are subject to change. Regency Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Socially Responsive Fund Portfolio Commentary

Fiscal 2002 was another difficult year for equity investors. Value stocks held up well during the first half of the year, but were dragged down in the summer's broad-based market retreat. The Socially Responsive Fund significantly outperformed the S&P 500 and the Russell 1000 Value indices, but closed the year with a decline nonetheless.

Our utility sector investments had the most favorable impact on portfolio returns. Longtime holding Keyspan Corp. deserves much of the credit. Keyspan benefited from strong demand in its natural gas distribution markets in New York and New England. Its New York metropolitan area-based electricity generation business also continues to thrive. Keyspan is a perfect example of how good corporate citizenship has helped create business advantages. Due to an electricity distribution bottleneck, the New York metro area is capacity constrained. Keyspan has such an enviable environmental record that it continued to get favorable treatment in the site approval and permitting process. By being able to get new generating facilities up and running faster than the competition, Keyspan has continually increased its market share.

Our healthcare holdings, most notably UnitedHealth Group and Johnson & Johnson, also performed well. United continued to gain share in the managed care business because of its progressive policies in customer treatment and preventive medicine. United was among the first managed-care companies to get out of the "denial" business -- wasting money and aggravating customers by restricting medical procedures. It has also been a leader in predictive modeling (evaluating customers' medical histories to anticipate and treat potential health problems). In the process, the company has grown market share and been able to maintain more attractive profit margins than its competitors. Once again, good corporate citizenship translates into business advantage. Johnson & Johnson continued to benefit from a broad product line in medical devices, household healthcare products, and prescription pharmaceuticals. Its business diversity supported stock price gains during a period in which most major pharmaceuticals stocks were under pressure.
--------------------------------------------------------------------------------

Average Annual Total Return/1/

                                                    Russell 1000(R)
               Investor Class/3a/ Trust Class/3b,5/        Value/2/ S&P 500/2/
1 Year                  (10.62%)          (10.86%)         (13.13%)  (17.99%)
5 Year                     1.36%             1.15%            3.87%     1.74%
Life of Fund               8.62%             8.48%           10.86%    10.17%
Inception Date        03/16/1994        03/03/1997

Comparison of a $10,000 Investment

                                    [CHART]

                                   Russell
                   Investor        1000
                    Class          Value              S&P 500
                   -------         -------            -------
3/16/1994          $10,000         $10,000            $10,000
8/31/1994          $10,070         $10,128            $10,276
     1995          $11,865         $12,071            $12,476
     1996          $14,261         $14,188            $14,812
     1997          $18,818         $19,797            $20,829
     1998          $17,686         $20,568            $22,517
     1999          $24,245         $26,754            $31,480
     2000          $24,962         $27,866            $36,615
     2001          $22,527         $27,554            $27,690
     2002          $20,136         $23,935            $22,709


This chart shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal years, or since the Fund's inception, if it has not operated for 10 years. The graphs are based on the Investor Class shares only; performance of other classes will vary due to differences in fee structures (see Average Annual Total Return chart above). The result is compared with benchmarks, which may include a broad-based market index and a narrower index. Please note that market indexes have not been reduced to reflect any of the fees and costs of investing. All results include the reinvestment of dividends and capital gain distributions. Neither the Fund's returns nor the market indexes shown in the graph and table reflect the deduction of taxes an investor would pay on Fund distributions or the redemption of Fund shares. Results represent past performance and do not indicate future results.
Please see Endnotes for additional information.

                                               NEUBERGER BERMAN AUGUST 31, 2002

Although our information technology holdings significantly outperformed the IT component of the S&P 500, in aggregate they declined sharply. Our approach to technology has always been to focus on companies gaining share in their respective markets either by developing innovative new products or becoming the low-cost manufacturer or distributor of commodity-oriented technology staples. This approach has helped us avoid much of the damage in the tech sector in recent years and we believe it will contribute to returns when technology industry fundamentals improve.

Our consumer discretionary sector holdings had the most negative impact on portfolio returns. Cable television operator Comcast and cable television network company Liberty Media were hit particularly hard, in part due to fallout from the Adelphia Communications bankruptcy. Adelphia's collapse was triggered by revelations of management's self dealing, but it cast a cloud over the entire industry. We believe that cable TV industry fundamentals are much better than valuations indicate. We expect Comcast to benefit from its impending merger with AT&T Broadband. Liberty Media, which is a diverse collection of interests in cable networks and programming assets, has large cash reserves and plenty of borrowing power to acquire attractive assets financial strapped competitors may be forced to part with in the year ahead.

Our telecom services investments, AT&T Wireless and Vodafone, also disappointed. We believe both companies have the financial strength to survive the current shakeout in the industry and eventually profit from the migration of voice and data from wireline to wireless operators. While we eliminated our position in AT&T Wireless for company-specific reasons, we have held on to Vodafone, because we continue to believe that the company is well positioned for future growth.

Looking ahead, we think many of the preconditions for a more robust economic recovery are in place. The consumer remains relatively healthy, interest rates are low, manufacturing inventories are depleted, and new rules allowing accelerated depreciation of assets provide an incentive for capital spending. But, there are also some obstacles in the economy's path. The weak stock market, corporate accounting scandals, and high interest spreads for corporate debt have given CEO's reason to keep capital spending plans on hold and defer hiring decisions. We believe that once the dust settles on these issues, psychology will improve and the economy and stock market can make meaningful progress.

Regardless of what the future holds, we will continue to focus on socially responsive companies with strong balance sheets and leadership positions in their respective industries.

Sincerely,
/s/ J. Prindle signature
/s/ A. Moretti signature

                       JANET PRINDLE AND ARTHUR MORETTI
                             PORTFOLIO CO-MANAGERS
The composition, industries and holdings of the Fund are subject to change. Socially Responsive Fund is invested in a wide array of stocks and no single holding makes up more than a small fraction of the Fund's total assets.

Endnotes


               1. "Total Return" includes reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results. The value of an investment in the Fund and the return on the investment both will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost.

               2. Please see "Glossary of Indices" on page for a description of indices. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Management and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

               3. Expense Caps or Waivers: Absent these arrangements, which are subject to change, the total returns for these periods would have been less. Please see the notes to the financial statements for specific information regarding which funds and which classes currently have a portion of their operating expenses absorbed by Neuberger Berman Management Inc. (NBMI).

                    a. NBMI previously absorbed or waived certain operating expenses.

                    b.    NBMI currently absorbs certain operating expenses.

               4. These dates reflect when NBMI first became investment adviser to these Funds.

               5. Performance prior to August 1993 for the Trust Class of Focus, Genesis, Guardian, Manhattan and Partners Funds (prior to March 1997 for Socially Responsive Fund; June 1998 for International Fund; November 1998 for Millennium Fund; June 1999 for Regency Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Trust Class. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.

               6. Performance prior to September 1996 for the Advisor Class of Focus, Guardian and Manhattan Funds (prior to August 1996 for Partners Fund; April 1997 for Genesis Fund; May 2002 for Fasciano Fund and Millennium Fund) is of the Investor Class, which has lower expenses and typically higher returns than the Advisor Class. Please see the notes to the financial statements for specific information regarding which funds currently have a portion of their operating expenses absorbed by NBMI.

               7. NBMI first became investment advisor of the Fasciano Fund after the close of business on 3/23/2001. This fund is the successor to Fasciano Fund, Inc. The total return data shown through March 23, 2001 are those of its predecessor, Fasciano Fund, Inc.

               8. Performance prior to July 1999 for the Institutional Class of Genesis Fund is that of the Investor Class, which has higher expenses and typically lower returns than the Institutional Class. Also, NBMI caps the Institutional Class expenses. Absent this arrangement, returns would be lower.

               9. The investments for the Fund are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives, and investment styles as the Fund. You should be aware that the Fund is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance can be expected to vary from those of the other mutual funds.

              10. As of April 2, 2001, the fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940. As a result, the fund can invest a greater percentage of assets in any single security. This practice could increase the risk of investing in the fund because it may own fewer securities. The Fund's name prior to January 1, 1995, was Neuberger&Berman Selected Sectors Fund. While the Fund's value-oriented approach is intended to limit risks, the Portfolio, with its concentration in sectors, may be more affected by any single economic, political or regulatory development than a more diversified mutual fund.

              11. The period of the Real Estate Fund's commencement of operations through the end of its first period is very short; accordingly, performance during the period may not reflect the long-term variability of the funds returns. The Fund was relatively small during the period shown. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

                    For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management Inc. at (800) 877-9700, or visit our website at www.nb.com.

                                               NEUBERGER BERMAN AUGUST 31, 2002

Glossary of Indices


                 S&P 500 Index: The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock markets' performance and includes a representative sample of leading companies in leading industries.

         Russell 1000(R) Index: Measures the performance of the 1,000 largest companies in the Russell 3000(R) Index (which measures the performance of the 3,000 largest
                                U.S. companies based on total market
                                capitalization). The Russell 1000 Index
                                represents approximately 92% of the total market capitalization of the Russell 3000 Index.
   Russell 1000(R) Value Index: Measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

  Russell 1000(R) Growth Index: Measures the performance of the Russell 1000(R)
                                companies with higher price-to-book ratios and higher forecasted growth values.

         Russell 2000(R) Index: An unmanaged index consisting of securities of the 2,000 issuers having the smallest
                                capitalization in the Russell 3000(R) Index, representing approximately 8% of the Russell
                                3000 total market capitalization. The smallest company's market capitalization is roughly $128 million.

  Russell 2000(R) Growth Index: Measures the performance of those Russell
                                2000(R) Index companies with higher
                                price-to-book ratios and higher forecasted growth values.

   Russell 2000(R) Value Index: Measures the performance of those Russell
                                2000(R) Index companies with lower
                                price-to-book ratios and lower forecasted growth values.

                 EAFE(R) Index: Also known as the Morgan Stanley Capital
                                International Europe, Australasia, Far East
                                Index. An unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S.
                                dollars and includes reinvestment of all dividends and capital gain distributions.

       Russell Midcap(R) Index: Measures the 800 smallest companies in the
                                Russell 1000 Index.

Russell Midcap(R) Growth Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell 1000
                                Index) companies with higher price-to-book ratios and higher forecasted growth values.

 Russell Midcap(R) Value Index: An unmanaged index that measures the performance of those Russell Midcap(R) Index
                                (the 800 smallest companies in the Russell 1000
                                Index) companies with lower price-to-book ratios and lower forecasted growth values.

      NAREIT Equity REIT Index: The NAREIT Equity REIT Index tracks the performance of all Equity REITs currently listed on the New York Stock Exchange, the NASDAQ National Market System and the American
                                Stock Exchange. REITs are classified as Equity if 75% or more of their gross invested book assets are invested directly or indirectly in equity of commercial properties.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by Neuberger Berman Management Inc. and include reinvestment of all dividends and capital gain distributions. The Funds may invest in securities not included in the above-described indices.

Schedule of Investments Century Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

    Holding            %

 1  Pfizer Inc.      5.3

 2  Microsoft Corp.  5.3

 3  Johnson &
    Johnson          4.1

 4  Intel Corp.      2.9

 5  General Electric 2.8

 6  Cisco Systems    2.8

 7  Freddie Mac      2.6

 8  Kohl's Corp.     2.5

 9  Amgen Inc.       2.5

10  Dell Computer    2.4

--------------------------------------------------------------------------------


             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (98.3%)

             Business Services--IT Business
             Services (6.2%)
              7,200 Affiliated Computer Services      $   320*
              3,025 SPX Corp.                             329*/(S)/
             12,650 SunGard Data Systems                  312*
                                                      -------
                                                          961

             Capital Equipment (2.8%)
             14,500 General Electric                      437

             Communications Equipment (4.8%)
             31,625 Cisco Systems                         437*
              6,000 L-3 Communications Holdings           305*/(S)/
                                                      -------
                                                          742

             Consumer Cyclicals (1.6%)
              9,000 Sabre Holdings                        242*

             Consumer Products & Services (1.4%)
              9,100 Masco Corp.                           220

             Consumer Staples (2.2%)
             14,550 Comcast Corp. Class A Special         347*

             Cosmetics (3.3%)
              5,900 Estee Lauder                          177
             10,900 Gillette Co.                          343
                                                      -------
                                                          520

             Defense (1.7%)
              2,150 Northrop Grumman                      264/(S)/

             Energy (2.3%)
              3,700 Anadarko Petroleum                    165
              4,200 Cooper Cameron                        188*
                                                      -------
                                                          353

             Financial Services (9.5%)
              4,100 American International Group          258
              6,300 Freddie Mac                           404
              3,300 Lehman Brothers Holdings              188
              2,350 Lennar Corp.                          124
             13,400 MBNA Corp.                            271
              5,300 Morgan Stanley                        226
                                                      -------
                                                        1,471

             Food & Beverage (3.0%)
              5,750 Pepsi Bottling Group                  168
              7,450 PepsiCo, Inc.                         295
                                                      -------
                                                          463

             Hardware (2.1%)
              4,300 IBM                                   324

                Number of Shares               Market Value/+/
                                               (000's omitted)

                Health Care (24.6%)
                 3,700 Aetna Inc.                  $   158
                 4,600 AmerisourceBergen Corp.         334
                 8,500 Amgen Inc.                      383*
                 7,300 Express Scripts                 350*
                 3,500 Forest Laboratories             256*
                11,754 Johnson & Johnson               638/(S)/
                 7,200 King Pharmaceuticals            153*
                 5,800 MedImmune, Inc.                 149*
                25,125 Pfizer Inc.                     831
                 2,825 Quest Diagnostics               158*
                 5,350 Tenet Healthcare                252*
                 3,800 Wyeth                           163
                                                   -------
                                                     3,825

                Manufacturing (1.1%)
                10,600 Tyco International              166

                Media (3.9%)
                 7,400 Viacom Inc. Class B             301*
                 8,600 Westwood One                    301*
                                                   -------
                                                       602

                Oil & Gas (1.9%)
                 7,000 Talisman Energy                 291

                Retail (9.3%)
                 9,900 Best Buy                        210*
                 5,500 Kohl's Corp.                    383*/(S)/
                 7,700 Lowe's Cos.                     319
                10,900 Target Corp.                    373
                 4,800 Walgreen Co.                    167
                                                   -------
                                                     1,452

                Semiconductors (6.7%)
                26,900 Intel Corp.                     448
                16,875 Intersil Corp.                  286*/(S)/
                15,500 Texas Instruments               305/(S)/
                                                   -------
                                                     1,039

                Software (7.5%)
                 2,450 Electronic Arts                 155*
                10,900 Emulex Corp.                    184*
                16,900 Microsoft Corp.                 829*/(S)/
                                                   -------
                                                     1,168

                Systems & Components (2.4%)
                14,200 Dell Computer                   379*

                Total Common Stocks
                (Cost $17,288)                      15,266
                                                   -------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Century Fund cont'd

              Principal Amount                    Market Value/+/
                                                  (000's omitted)
              Short-Term Investments (15.9%)
              $2,144,122 N&B Securities Lending
                          Quality Fund, LLC           $ 2,144
                 328,204 Neuberger Berman
                          Institutional Cash Fund
                          Trust Class                     328/@/
                                                      -------

              Total Short-Term Investments
              (Cost $2,472)                             2,472/#/
                                                      -------

              Total Investments (114.2%)
              (Cost $19,760)                           17,738/##/
              Liabilities, less cash,
               receivables and other assets
               [(14.2%)]                               (2,203)
                                                      -------

              Total Net Assets (100.0%)               $15,535
                                                      -------

See Notes to Schedule of Investments

Schedule of Investments Fasciano Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  Zebra
                                 Technologies   3.3

                              2  G & K Services 3.2

                              3  Young
                                 Innovations    3.0

                              4  OM Group       2.9

                              5  International
                                 Speedway       2.9

                              6  DENTSPLY
                                 International  2.8

                              7  Manitowoc Co.  2.8

                              8  Meredith Corp. 2.7

                              9  McClatchy
                                 Newspapers     2.7

                             10  Snap-on        2.6

--------------------------------------------------------------------------------

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
             Common Stocks (98.5%)

             Biotechnology (1.2%)
              87,800 Techne Corp.                    $ 2,493*/(S)/

             Business Services (4.3%)
             212,400 G & K Services                    6,805
             113,800 Watson Wyatt & Co.                2,340*
                                                     -------
                                                       9,145

             Commercial Services (6.3%)
              60,000 FirstService Corp.                1,297*
             123,900 Modine Manufacturing              2,536
             109,100 National Processing               2,234*
             118,300 OM Group                          6,238
              95,500 Steiner Leisure                   1,226*
                                                     -------
                                                      13,531

             Communications (0.7%)
             269,900 Mediacom Communications           1,592*/(S)/

             Consumer Products & Services (13.2%)
             150,000 Blyth Industries                  4,435
             200,000 Central Parking                   3,954/(S)/
             164,900 Plantronics, Inc.                 3,028*
             160,700 ShopKo Stores                     2,308*
             200,300 Snap-on                           5,660
             130,000 Spartech Corp.                    2,782
              46,000 Strayer Education                 2,549/(S)/
             107,000 Tootsie Roll Industries           3,593
                                                     -------
                                                      28,309

             Distributor (3.8%)
             143,700 D & K Healthcare Resources        3,434/(S)/
             200,000 MSC Industrial Direct             2,596*
              36,600 ScanSource, Inc.                  2,203*/(S)/
                                                     -------
                                                       8,233

             Entertainment (2.9%)
             160,000 International Speedway            6,195

             Financial Services (10.6%)
              95,000 American Capital Strategies       2,072
              42,100 Corus Bankshares                  1,990
              71,400 Financial Federal                 2,185*/(S)/
              19,400 GBC Bancorp                         408
              36,900 Greater Bay Bancorp                 930/(S)/
             205,500 HCC Insurance Holdings            4,983
             100,000 ITLA Capital                      2,957*
             140,400 LaBranche & Co.                   3,121*/(S)/
              50,000 W.P. Stewart & Co.                1,065/(S)/
             100,000 Waddell & Reed Financial          1,911
              62,100 WFS Financial                     1,192*/(S)/
                                                     -------
                                                      22,814

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Health Care (1.0%)
              93,000 Apria Healthcare Group          $ 2,146*

             Health Products & Services (15.0%)
             153,150 DENTSPLY International            6,075
             400,000 Hooper Holmes                     2,400
             261,400 K-V Pharmaceutical                5,032*
             100,000 Landauer, Inc.                    3,271
              90,500 Patterson Dental                  4,317*
             200,000 STERIS Corp.                      4,564*
             267,100 Young Innovations                 6,507*
                                                     -------
                                                      32,166

             Machinery & Equipment (7.6%)
             127,100 IDEX Corp.                        3,959
              84,200 Kaydon Corp.                      1,777
             182,900 Manitowoc Co.                     6,036
              96,100 Regal-Beloit                      1,874
             142,600 Robbins & Myers                   2,696/(S)/
                                                     -------
                                                      16,342

             Manufacturing (0.6%)
              44,200 A.O. Smith                        1,346

             Oil & Gas (1.9%)
              32,600 CARBO Ceramics                    1,069
             113,700 Offshore Logistics                2,048*
              49,800 Universal Compression
                      Holdings                           973*/(S)/
                                                     -------
                                                       4,090

             Publishing & Broadcasting (14.9%)
             253,800 Emmis Communications              3,959*
             150,000 Hearst-Argyle Television          3,144*
             250,000 Journal Register                  4,558*
             100,000 Lee Enterprises                   3,415
             100,000 McClatchy Newspapers              5,770
             146,500 Meredith Corp.                    5,804
             122,300 Pulitzer Inc.                     5,400
                                                     -------
                                                      32,050

             Real Estate (1.2%)
              67,900 CBL & Associates Properties       2,648

             Restaurants (3.4%)
             162,100 Ruby Tuesday                      3,232
             300,000 Steak n Shake                     4,080*
                                                     -------
                                                       7,312

             Technology (4.3%)
              50,000 Littelfuse, Inc.                  1,004*
             123,200 Methode Electronics Class A       1,194
             131,700 Zebra Technologies                7,150*
                                                     -------
                                                       9,348

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Fasciano Fund cont'd

              Number of Shares                   Market Value/+/
                                                 (000's omitted)

              Transportation (4.4%)
               97,400     C.H. Robinson
                           Worldwide                $  2,687
              150,000     EGL, Inc.                    1,676*/(S)/
              102,000     Landstar System              5,166*
                                                    --------
                                                       9,529

              Waste Management (1.2%)
               80,000     Stericycle, Inc.             2,483*/(S)/

              Total Common Stocks
              (Cost $188,886)                        211,772
                                                    --------

              Principal Amount

              Short-Term Investments (10.2%)
              $19,148,271 N&B Securities Lending
                           Quality Fund, LLC          19,148
                2,769,501 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            2,770/@/
                                                    --------

              Total Short-Term Investments
              (Cost $21,918)                          21,918/#/
                                                    --------

              Total Investments (108.7%)
              (Cost $210,804)                        233,690/##/
              Liabilities, less cash,
               receivables and other assets
               [(8.7%)]                              (18,706)
                                                    --------

              Total Net Assets (100.0%)             $214,984
                                                    --------

See Notes to Schedule of Investments

Schedule of Investments Focus Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

    Holding             %

 1  Capital One
    Financial        12.1

 2  Citigroup Inc.   10.7

 3  TJX Cos.          7.0

 4  J.P. Morgan
    Chase             6.9

 5  Tech Data         6.6

 6  Morgan Stanley    6.0

 7  Furniture Brands
    International     5.9

 8  Celestica Inc.    5.8

 9  Merrill Lynch     5.5

10  International
    Rectifier         5.4

--------------------------------------------------------------------------------

          Number of Shares                           Market Value/+/
                                                     (000's omitted)

          Common Stocks (100.1%)

          Financial Services (52.1%)
          4,375,000 Capital One Financial         $  156,056/(S)/
          4,199,500 Citigroup Inc.                   137,534
          1,135,000 FleetBoston Financial             27,388
          3,355,000 J.P. Morgan Chase                 88,572/(S)/
          1,135,000 Lehman Brothers Holdings          64,706/(S)/
          1,973,000 Merrill Lynch                     71,462/(S)/
          1,810,000 Morgan Stanley                    77,323
          1,194,800 Nationwide Financial
                     Services                         36,441
            431,436 Travelers Property Casualty
                     Class A                           6,782*
            372,771 Travelers Property Casualty
                     Class B                           6,073*/(S)/
                                                  ----------
                                                     672,337

          Retail (17.7%)
          3,040,000 Furniture Brands
                     International                    76,760*/++/
            741,000 Jones Apparel Group               26,743*
            749,600 Neiman Marcus Group
                     Class B                          20,404*
          4,545,000 TJX Cos.                          89,900/(S)/
          1,182,500 Tommy Hilfiger                    14,190*/(S)/
                                                  ----------
                                                     227,997

          Technology (30.3%)
          5,689,000 Amkor Technology                  12,800*
          3,235,000 Celestica Inc.                    74,308*/(S)/
          5,082,500 Flextronics International         48,131*
          3,225,000 International Rectifier           70,176*/(S)//++/
          2,275,000 Jabil Circuit                     42,565*/(S)/
          5,235,000 Rational Software                 35,598*
          6,050,000 Solectron Corp.                   22,506*
          2,572,300 Tech Data                         85,066*
                                                  ----------
                                                     391,150

          Total Common Stocks
          (Cost $1,345,112)                        1,291,484
                                                  ----------

              Principal Amount                   Market Value/+/
                                                 (000's omitted)

              Short-Term Investments (4.9%)
              $61,462,951 N&B Securities Lending
                           Quality Fund, LLC       $   61,463
                1,787,839 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class             1,788/@/
                                                   ----------

              Total Short-Term Investments
              (Cost $63,251)                           63,251/#/
                                                   ----------

              Total Investments (105.0%)
              (Cost $1,408,363)                     1,354,735/##/
              Liabilities, less cash,
               receivables and other assets
               [(5.0%)]                               (65,029)
                                                   ----------

              Total Net Assets (100.0%)            $1,289,706
                                                   ----------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Genesis Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  AptarGroup Inc.  2.7

                             2  Church & Dwight  2.1

                             3  Zebra
                                Technologies     2.1

                             4  Alberto-Culver
                                Class A          1.9

                             5  Patterson Dental 1.9

                             6  DENTSPLY
                                International    1.9

                             7  Henry Schein     1.9

                             8  Valassis
                                Communications   1.8

                             9  Mentor Corp.     1.8

                            10  Alliant
                                Techsystems      1.4

--------------------------------------------------------------------------------

              Number of Shares                    Market Value/+/
                                                  (000's omitted)
              Common Stocks (92.1%)

              Aerospace (0.1%)
                248,750 Ducommun Inc.                $  4,925*

              Automotive (1.4%)
              1,084,100 Donaldson Co.                  41,001
                568,700 Gentex Corp.                   16,924*
                                                     --------
                                                       57,925

              Banking & Financial (10.6%)
              1,301,800 Astoria Financial              43,584
                993,500 Bank of Hawaii                 28,692
              2,108,400 Banknorth Group                54,987
              1,254,200 Colonial BancGroup             16,994
              1,405,900 Cullen/Frost Bankers           52,581
                636,400 East West Bancorp              23,070
                558,400 M&T Bank                       47,911
              1,503,515 New York Community
                         Bancorp                       46,850
                793,650 OceanFirst Financial           18,587/++/
              1,547,962 Sterling Bancshares            21,671
                588,517 Texas Regional Bancshares      20,304
                978,800 Webster Financial              37,331
                444,100 Westamerica Bancorp            18,528
                                                     --------
                                                      431,090

              Building, Construction & Furnishing (2.8%)
              1,039,400 ABM Industries                 17,441
                702,900 EMCOR Group                    38,315*
                408,300 Lincoln Electric Holdings       9,926
              1,521,800 Simpson Manufacturing          46,719*/++/
                                                     --------
                                                      112,401

              Business Services (1.3%)
              1,711,800 Harte-Hanks                    35,178
                939,600 West Corp.                     16,988*
                                                     --------
                                                       52,166

              Consumer Cyclicals (1.0%)
              1,587,100 Furniture Brands
                         International                 40,074*
              Consumer Products & Services (6.4%)
              1,676,400 Alberto-Culver Class A         78,707
              2,746,000 Church & Dwight                85,950/++/
                749,900 Lancaster Colony               30,888
              1,337,800 Matthews International         32,442
              1,527,800 Ruddick Corp.                  25,621
                475,500 The First Years                 4,945/++/
                                                     --------
                                                      258,553

              Defense (3.1%)
                839,162 Alliant Techsystems            57,248*

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
               760,900 Engineered Support
                        Systems                     $ 41,470/++/
             1,117,800 ManTech International          26,771*
                                                    --------
                                                     125,489

             Energy (3.0%)
               484,500 Apache Corp.                   26,676
               637,300 Cabot Oil & Gas                14,180
             1,078,290 Swift Energy                   14,190*
               944,500 Unit Corp.                     16,529*
             2,402,950 XTO Energy                     48,660
                                                    --------
                                                     120,235

             Financial Services (0.6%)
               850,650 Union Planters                 26,421

             Financial Technology (1.4%)
             1,613,625 Fair, Isaac & Co.              57,203/(S)/

             Health Care (14.7%)
               236,600 C.R. Bard                      12,951
               579,600 Datascope Corp.                17,011
             1,918,100 DENTSPLY International         76,091
               402,600 Diagnostic Products            16,144
             1,897,600 Haemonetics Corp.              52,108*/++/
             1,507,300 Henry Schein                   75,320*
             1,888,200 IDEXX Laboratories             54,928*/++/
             1,566,700 K-V Pharmaceutical             30,159*/++/
               127,000 Kindred Healthcare              4,757*/(S)/
             2,153,000 Mentor Corp.                   71,180/++/
             1,603,600 Patterson Dental               76,492*
             1,001,600 Renal Care Group               32,883*
               675,000 Respironics, Inc.              22,876*
               908,900 Taro Pharmaceutical
                        Industries                    27,267*/(S)/
               538,800 Universal Health
                        Services Class B              24,634*
                                                    --------
                                                     594,801
             Industrial & Commercial Products (8.7%)
               969,700 Brady Corp.                    30,468
             1,323,100 Crane Co.                      30,233
             1,095,800 Dionex Corp.                   29,378*/++/
             1,552,600 IDEX Corp.                     48,363
             1,558,600 Kaydon Corp.                   32,886/++/
               720,319 Mohawk Industries              35,656*
               894,300 Mueller Industries             23,967*
             1,233,800 Roper Industries               42,875
               775,000 Snap-on                        21,902
             2,829,200 Wallace Computer Services      52,397/++/
               338,350 Woodhead Industries             5,258
                                                    --------
                                                     353,383

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund cont'd

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Insurance (5.3%)
             1,449,600 Annuity and Life Re          $  5,334/++/
               213,900 Arthur J. Gallagher             6,194
             1,216,500 Brown & Brown                  35,583
               672,900 Erie Indemnity                 29,406
             1,371,500 HCC Insurance Holdings         33,259
               941,500 PartnerRe Ltd.                 42,330
                79,500 Scottish Annuity & Life
                        Holdings                       1,337
               893,750 W.R. Berkley                   30,084
             1,010,000 Willis Group Holdings          31,805*
                                                    --------
                                                     215,332

             Intermediates (0.5%)
             1,088,700 Delta & Pine Land              19,814

             Machinery & Equipment (0.1%)
               192,120 Gardner Denver Machinery        3,843*

             Office Equipment (1.0%)
             1,533,000 United Stationers              42,158*

             Oil Services (6.2%)
             1,420,600 Cal Dive International         26,494*
               635,000 Helmerich & Payne              23,152
               832,400 Nabors Industries              27,486*
             2,707,277 National-Oilwell               51,222*
               818,400 Oceaneering International      20,239*
               776,600 Offshore Logistics             13,986*
               480,000 Oil States International        5,170*
               768,200 Patterson-UTI Energy           19,190*
               517,300 Pride Cos.                      6,921*
             1,120,000 Smith International            36,344*/(S)/
             1,137,700 Varco International            20,058*
                                                    --------
                                                     250,262

             Packing & Containers (2.7%)
             3,428,600 AptarGroup Inc.               110,058/++/

             Publishing & Broadcasting (2.9%)
             1,860,900 R.H. Donnelley                 46,262*/++/
             1,953,200 Valassis Communications        73,519*
                                                    --------
                                                     119,781

             Restaurants (4.9%)
             1,577,000 AFC Enterprises                35,656*/++/
               733,275 Brinker International          20,326*
             1,491,100 CEC Entertainment              54,455*/++/
             1,593,800 Credence Systems               18,408*
             1,093,400 IHOP Corp.                     27,084*/++/
               500,900 Outback Steakhouse             14,706*
             1,421,100 Ruby Tuesday                   28,337
                                                    --------
                                                     198,972

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Retailing (4.8%)
                1,600,900 Claire's Stores           $   34,067
                  766,500 Ethan Allen Interiors         26,046
                1,286,800 Hancock Fabrics               18,723/++/
                1,343,500 Linens 'n Things              28,979*
                  888,800 Michaels Stores               41,320*
                  847,700 Payless ShoeSource            44,844*
                                                    ----------
                                                       193,979

             Technology (7.0%)
                1,017,800 Black Box                     35,328*/++/
                  272,000 CACI International            10,132*
                2,425,700 CIBER, Inc.                   14,821*
                  826,400 Concerto Software              5,752*/++/
                3,274,400 Electronics for Imaging       49,214*/++/
                2,036,800 Keane, Inc.                   16,498*
                  590,500 MICROS Systems                14,414*
                2,375,300 United Defense
                           Industries                   53,325*
                1,549,800 Zebra Technologies            84,139*
                                                    ----------
                                                       283,623

             Technology--Semiconductor (1.6%)
                1,448,600 Actel Corp.                   20,527*/++/
                1,086,000 Cognex Corp.                  17,104*
                  467,300 Electro Scientific
                           Industries                    8,687*
                  713,600 Novellus Systems              17,455*
                                                    ----------
                                                        63,773
             Total Common Stocks
             (Cost $3,210,681)                       3,736,261
                                                    ----------

             Principal Amount

             Short-Term Investments (9.2%)
             $ 35,558,963 N&B Securities Lending
                           Quality Fund, LLC            35,559
              335,197,447 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            335,197/@/
                                                    ----------

             Total Short-Term Investments
             (Cost $370,756)                           370,756/#/
                                                    ----------
             Total Investments (101.3%)
             (Cost $3,581,437)                       4,107,017/##/
             Liabilities, less cash,
              receivables and other assets
              [(1.3%)]                                 (52,158)
                                                    ----------

             Total Net Assets (100.0%)              $4,054,859
                                                    ----------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Guardian Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

    Holding            %

 1  Bank of America  3.2

 2  News Corp. ADR   3.1

 3  Sabre Holdings   2.9

 4  Wells Fargo      2.9

 5  Abbott
    Laboratories     2.4

 6  Exxon Mobil      2.4

 7  SBC
    Communications   2.3

 8  Wellpoint Health
    Networks         2.3

 9  ChevronTexaco
    Corp.            2.3

10  Wyeth            2.3

--------------------------------------------------------------------------------

              Number of Shares                   Market Value/+/
                                                 (000's omitted)
              Common Stocks (89.6%)

              Basic Materials (0.8%)
                511,100 Alcoa Inc.                  $ 12,824

              Capital Goods (2.6%)
              1,064,400 Burlington Northern
                         Santa Fe                     30,612
                282,170 Emerson Electric              13,764
                                                    --------
                                                      44,376

              Communication Services (4.4%)
              1,603,600 SBC Communications            39,673
              1,092,000 Verizon Communications        33,852
                                                    --------
                                                      73,525

              Consumer Cyclicals (10.8%)
                142,100 Boeing Co.                     5,268
              1,184,700 Carnival Corp.                28,990/(S)/
                740,963 Costco Wholesale              24,756*/(S)/
                429,800 Dover Corp.                   12,348
              1,364,900 EchoStar Communications       24,295*/(S)/
                582,900 Federated Department
                         Stores                       20,926*
                695,500 Masco Corp.                   16,803
              1,845,200 Sabre Holdings                49,654*/(S)/
                                                    --------
                                                     183,040

              Consumer Staples (3.4%)
                617,476 Clear Channel
                         Communications               21,105*
                140,219 Kimberly-Clark                 8,391
                551,200 Philip Morris                 27,560
                                                    --------
                                                      57,056

              Diversified (2.2%)
                408,700 S&P 500 Depositary
                         Receipts                     37,511/(S)/

              Energy (8.7%)
                373,500 Amerada Hess                  27,303/(S)/
                228,200 Burlington Resources           8,779/(S)/
                500,900 ChevronTexaco Corp.           38,384
              1,135,292 Exxon Mobil                   40,246
                715,450 Royal Dutch Petroleum--
                         NY Shares                    32,338
                                                    --------
                                                     147,050

              Financial Services (16.7%)
                771,560 Bank of America               54,071
                893,564 Citigroup Inc.                29,264
                122,100 Fannie Mae                     9,253
                312,300 Freddie Mac                   20,019
                678,500 J.P. Morgan Chase             17,912/(S)/
                456,500 Lehman Brothers Holdings      26,025/(S)/

            Number of Shares                      Market Value/+/
                                                  (000's omitted)
              976,400 Merrill Lynch                  $ 35,365
              185,300 PNC Financial Services
                       Group                            8,541
               48,000 SLM Corp.                         4,399/(S)/
              775,900 Wachovia Corp.                   28,592/(S)/
              944,900 Wells Fargo                      49,314/(S)/
                                                     --------
                                                      282,755

            Health Care (11.1%)
            1,025,200 Abbott Laboratories              41,039
            1,090,090 Bristol-Myers Squibb             27,198
              196,000 Merck & Co.                       9,902
               50,128 Monsanto Co.                        921/(S)/
              187,850 Pharmacia Corp.                   8,209
              996,095 Schering-Plough                  22,990
              523,900 Wellpoint Health Networks        38,962*/(S)/
              894,500 Wyeth                            38,284
                                                     --------
                                                      187,505

            Insurance (9.5%)
              427,715 Ambac Financial Group            24,598
              435,800 American International
                       Group                           27,368
              497,300 Chubb Corp.                      30,778
              342,700 CIGNA Corp.                      29,171
              295,800 MBIA, Inc.                       13,595
            1,208,600 MetLife, Inc.                    32,535/(S)/
               38,605 Travelers Property Casualty
                       Class A                            607*
               79,317 Travelers Property Casualty
                       Class B                          1,292*/(S)/
                                                     --------
                                                      159,944

            Metals (1.0%)
              600,300 Alcan Inc.                       16,905

            Restaurants (1.2%)
              890,200 McDonald's Corp.                 21,151

            Technology (15.4%)
            9,818,872 Agere Systems Class A            15,612*/(S)/
              359,233 Agere Systems Class B               553*
            1,422,500 Agilent Technologies             19,104*/(S)/
            1,567,500 Cadence Design Systems           21,114*
            1,645,700 Celestica Inc.                   37,802*
              697,100 Computer Associates               7,808
            1,686,700 Jabil Circuit                    31,558*/(S)/
              376,600 Lexmark International Group      17,776*
            3,672,500 Lucent Technologies               6,353/(S)/
              721,700 Microsoft Corp.                  35,421*
            1,909,300 Oracle Corp.                     18,310*
            3,823,800 Sun Microsystems                 14,110*
            1,396,600 Waters Corp.                     34,887*
                                                     --------
                                                      260,408

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund cont'd

           Number of Shares                          Market Value/+/
                                                     (000's omitted)

           Utilities (1.8%)
              1,766,200 El Paso Corp.                  $   29,866
           Total Common Stocks
           (Cost $1,623,290)                            1,513,916
                                                       ----------

           Preferred Stocks (3.1%)
              2,876,500 News Corp. ADR
                        (Cost $74,307)                     52,640
                                                       ----------

           Convertible Preferred Stocks (0.4%)
                 13,830 Lucent Technologies
                         Capital Trust I
                        (Cost $13,826)                      6,759*
                                                       ----------

           Principal Amount

           U.S. Government Agency Securities (0.2%)
           $  3,000,000 Freddie Mac, Discount Notes,
                         1.65%, due 10/1/02
                        (Cost $2,996)                       2,996/#/
                                                       ----------

           Short-Term Investments (19.3%)
            224,684,321 N&B Securities Lending
                         Quality Fund, LLC                224,684
            101,493,323 Neuberger Berman
                         Institutional Cash
                         Fund Trust Class                 101,493/@/
                                                       ----------

           Total Short-Term Investments
           (Cost $326,177)                                326,177/#/
                                                       ----------

           Total Investments (112.6%)
           (Cost $2,040,596)                            1,902,488/##/
           Liabilities, less cash,
            receivables and other assets
            [(12.6%)]                                    (213,046)
                                                       ----------

           Total Net Assets (100.0%)                   $1,689,442
                                                       ----------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments International Fund

--------------------------------------------------------------------------------

        Top Ten Equity Holdings

        Holding                            Country        Industry    %
          1 ENI SpA                        Italy          Energy    3.3
          2 Diageo PLC                     United Kingdom Beverages 2.7
          3 Lloyds TSB Group               United Kingdom Banking   2.7
          4 Anglo Irish Bank               Ireland        Banking   2.7
          5 Petro-Canada                   Canada         Energy    2.6
          6 CNP Assurances                 France         Insurance 2.1
          7 Suncor Energy                  Canada         Energy    2.1
          8 Gjensidige NOR Sparebank       Norway         Banking   2.0
          9 British Sky Broadcasting Group United Kingdom Media     2.0
         10 TotalFinaElf SA ADR            France         Energy    1.8

--------------------------------------------------------------------------------

                Number of Shares                Market Value/+/
                                                (000's omitted)

                Common Stocks (96.1%)

                Australia (3.8%)
                 81,457 Australia & New Zealand
                         Banking Group              $   849
                414,345 Baycorp Advantage               833
                 43,732 National Australia Bank         833
                213,216 Ramsey Health Care              483
                                                    -------
                                                      2,998

                Belgium (0.8%)
                 17,080 Almanij NV                      659

                Canada (6.3%)
                 21,165 National Bank of Canada         400
                 68,155 Petro-Canada                  2,015
                 89,650 Suncor Energy                 1,610/(S)/
                 21,735 Talisman Energy                 903
                                                    -------
                                                      4,928

                Denmark (2.9%)
                 20,900 ISS A/S                         922*
                 20,000 Jyske Bank                      507*
                  8,275 Sydbank A/S                     527
                 18,900 Vestas Wind Systems             305
                                                    -------
                                                      2,261

             Number of Shares                      Market Value/+/
                                                   (000's omitted)

             Finland (1.2%)
             34,010 Nokia Oyj ADR                      $   452/(S)/
             19,717 Vaisala Oyj, A Shares                  445
                                                       -------
                                                           897

             France (8.6%)
             44,620 CNP Assurances                       1,678
             85,720 Pinguely-Haulotte                      495
             31,680 Publicis Groupe                        700
             29,895 Remy Cointreau                         891
             14,006 Sodexho Alliance                       411
             16,461 Technip-Coflexip SA ADR                317
             20,110 TotalFinaElf SA ADR                  1,434
             30,930 Vivendi Universal                      388
             29,100 Vivendi Universal ADR                  377/(S)/
                                                       -------
                                                         6,691

             Germany (2.6%)
             12,175 AMB Aachener & Muenchener
                     Beteiligungs                          960
             43,870 AWD Holding                            698
             61,213 Techem AG                              396*
                                                       -------
                                                         2,054

             Greece (0.5%)
             39,895 Greek Organization of Football
                     Prognostics                           411

See Notes to Schedule of Investments

Schedule of Investments International Fund cont'd

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Hong Kong (2.0%)
                50,710 China Mobile
                        (Hong Kong) ADR               $   703*/(S)/
             1,298,000 Texwinca Holdings                  890
                                                      -------
                                                        1,593

             Ireland (8.8%)
                79,784 Allied Irish Banks               1,027
               333,458 Anglo Irish Bank                 2,113
                80,745 Bank of Ireland                    939
               251,105 Grafton Group                    1,010
               216,060 Independent News & Media           360
                43,000 Irish Life & Permanent             557
               457,305 Kingspan Group                     897
                                                      -------
                                                        6,903

             Italy (6.3%)
                54,760 Banco Popolare di Verona e
                        Novara Scrl                       691*
               170,050 ENI SpA                          2,575
               167,410 Interpump Group                    706
               243,110 UniCredito Italiano                920
                                                      -------
                                                        4,892

             Japan (13.8%)
                14,000 ADERANS Co.                        282
                14,450 Aiful Corp.                        949
                34,100 Capcom Co.                         870
                46,000 Dainippon Pharmaceutical           446
               115,000 Konica Corp.                       717
                59,000 Leopalace21 Corp.                  400*
                    82 NTT Corp.                          322
                75,000 Olympus Optical                  1,068
                23,100 Promise Co.                      1,072
                36,400 Sammy Corp.                      1,107
                12,800 Sony Corp.                         557
                33,000 Takeda Chemical Industries       1,392
                50,000 Tsumura & Co.                      366*
                27,200 USS Co.                          1,187
                                                      -------
                                                       10,735

             Korea (1.4%)
                14,040 Kook Soon Dang Brewery             441
                 6,010 Pacific Corp.                      643
                                                      -------
                                                        1,084

             Mexico (0.7%)
                22,860 Cemex SA de CV ADR                 538/(S)/

             Netherlands (2.0%)
                 9,215 Heineken NV                        375
                46,415 Koninklijke Ahold                  774
                45,602 Vedior NV                          430
                                                      -------
                                                        1,579

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Norway (3.3%)
             39,515 Bergesen d.y. ASA, A Shares        $   713
             44,250 Frontline Ltd.                         279
             48,860 Gjensidige NOR Sparebank             1,582
                                                       -------
                                                         2,574

            Spain (4.4%)
            114,630 Banco Bilbao Vizcaya
                     Argentaria                          1,125
             31,895 Banco de Sabadell                      495
            149,208 Banco Santander Central
                     Hispano                               997
             29,531 Telefonica SA ADR                      814/(S)/
                                                       -------
                                                         3,431

            Sweden (2.7%)
             79,060 Intrum Justitia                        442*
             42,300 Perbio Science                         657*
             37,800 Securitas AB, B Shares                 587
             29,500 Svenska Handelsbanken,
                     A Shares                              410
                                                       -------
                                                         2,096

            Switzerland (2.7%)
             17,800 Credit Suisse Group                    414*
              3,305 Schindler Holding                      590*
                820 Synthes-Stratec, Inc.                  449
             13,870 UBS AG                                 653*
                                                       -------
                                                         2,106

            United Kingdom (21.3%)
             67,785 Abbey National                         783
             83,560 Amersham PLC                           736
            109,742 BAA PLC                                943
            175,970 BP PLC                               1,363
            147,085 Brambles Industries                    534
            164,652 British Sky Broadcasting Group       1,555*
             60,175 Cadbury Schweppes                      436
            175,663 Diageo PLC                           2,126
             35,279 GlaxoSmithKline PLC                    664
            570,134 Hays PLC                             1,180
            244,754 Lloyds TSB Group                     2,118
             62,030 Northern Rock                          693
            414,110 RPS Group                              769
            201,973 Smith & Nephew                       1,165
            260,333 Tesco PLC                              852
            440,296 Vodafone Group                         705
                                                       -------
                                                        16,622

            Total Common Stocks
            (Cost $77,582)                              75,052
                                                       -------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments International Fund cont'd

           Number of Shares                          Market Value/+/
                                                     (000's omitted)

           Preferred Stocks (1.2%)
               24,175 Hugo Boss, Germany                 $   260
                1,413 Porsche AG, Germany                    679
                                                         -------

           Total Preferred Stocks
           (Cost $1,049)                                     939
                                                         -------

           Principal Amount

           Short-Term Investments (7.5%)
           $4,351,076 N&B Securities Lending Quality
                       Fund, LLC                           4,351

           Principal Amount                          Market Value/+/
                                                     (000's omitted)
           $1,500,887 Neuberger Berman Institutional
                       Cash Fund Trust Class             $ 1,501/@/
                                                         -------

           Total Short-Term Investments
           (Cost $5,852)                                   5,852/#/
                                                         -------

           Total Investments (104.8%)
           (Cost $84,483)                                 81,843/##/
           Liabilities, less cash,
            receivables and other assets
            [(4.8%)]                                      (3,771)
                                                         -------

           Total Net Assets (100.0%)                     $78,072
                                                         -------

Summary Schedule of Investments by Industry International Fund

                                        Market Value/+/ Percentage of
           Industry                     (000's omitted)    Net Assets
           --------                     --------------- -------------
           Banking                          $16,226         20.8%
           Energy                            10,218         13.1%
           Commercial Services                5,823          7.5%
           Health Products & Services         4,924          6.3%
           Beverages                          3,392          4.4%
           Banking & Financial                3,066          3.9%
           Finance                            2,719          3.5%
           Media                              2,680          3.4%
           Insurance                          2,637          3.4%
           Retailing                          2,636          3.4%
           Pharmaceutical                     2,503          3.2%
           Capital Goods                      2,141          2.7%
           Other Assets--Net                  2,081          2.7%
           Transportation                     1,935          2.5%
           Automotive                         1,866          2.4%
           Telecommunications                 1,838          2.4%
           Manufacturing                      1,813          2.3%
           Consumer Products & Services       1,512          1.9%
           Consumer Durables                  1,274          1.6%
           Utilities                          1,165          1.5%
           Food & Beverage                      877          1.1%
           Technology--Software                 870          1.1%
           Telecommunications--Wireless         705          0.9%
           Advertising                          700          0.9%
           Basic Materials                      538          0.7%
           Technology--Hardware                 452          0.6%
           Entertainment                        411          0.5%
           Restaurants                          411          0.5%
           Real Estate/REIT                     399          0.5%
           Retailing and Apparel                260          0.3%
                                            -------        ------
           Total Net Assets                 $78,072        100.0%
                                            -------        ------

See Notes to Schedule of Investments

Schedule of Investments Manhattan Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding           %

                             1  Westwood One    2.6

                             2  Express Scripts 2.5

                             3  SunGard Data
                                Systems         2.4

                             4  Intersil Corp.  2.4

                             5  Intuit Inc.     2.3

                             6  L-3
                                Communications
                                Holdings        2.3

                             7  Apollo Group
                                Class A         2.2

                             8  Quest
                                Diagnostics     2.2

                             9  King
                                Pharmaceuticals 2.1

                            10  Hotels.com      2.0

--------------------------------------------------------------------------------

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Common Stocks (96.9%)

             Automotive (2.8%)
              84,000 Advance Auto Parts               $ 4,389*/(S)/
              99,900 Lear Corp.                         4,655*
                                                      -------
                                                        9,044

             Biotechnology (4.1%)
             100,000 Cephalon, Inc.                     4,350*/(S)/
             142,500 IDEC Pharmaceuticals               5,726*
             142,700 Pharmaceutical Product
                      Development                       3,179*
                                                      -------
                                                       13,255

             Broadcasting (1.0%)
             195,700 Radio One Class D                  3,078*/(S)/

             Building, Construction &
             Furnishing (1.9%)
             224,800 D.R. Horton                        4,667/(S)/
              29,800 Lennar Corp.                       1,573
                                                      -------
                                                        6,240

             Business Services (2.5%)
              40,300 Education Management               1,665*
             150,700 Hotels.com                         6,275*/(S)/
                                                      -------
                                                        7,940

             Business Services--IT Business
             Services (8.6%)
             124,000 Affiliated Computer Services
                      Class A                           5,518*
             171,125 Apollo Group Class A               7,158*
             117,400 Concord EFS                        2,396*
              41,800 SPX Corp.                          4,540*/(S)/
             317,000 SunGard Data Systems               7,814*
                                                      -------
                                                       27,426

             Capital Equipment (2.1%)
              38,800 American Standard                  2,779*
              66,400 Danaher Corp.                      3,994
                                                      -------
                                                        6,773

             Communications Equipment (3.9%)
             157,100 Harris Corp.                       5,019
             145,700 L-3 Communications
                      Holdings                          7,415*/(S)/
                                                      -------
                                                       12,434

             Consumer Cyclicals (2.5%)
              92,500 Maytag Corp.                       3,019
             234,100 USA Interactive                    5,015*/(S)/
                                                      -------
                                                        8,034

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Energy (7.3%)
             120,100 Cooper Cameron                  $ 5,385*
              96,200 EOG Resources                     3,352
             140,100 Talisman Energy                   5,822
             123,300 Weatherford
                      International                    5,036*/(S)/
             187,050 XTO Energy                        3,788
                                                     -------
                                                      23,383

             Finance (4.8%)
              64,300 Affiliated Managers
                      Group                            3,369*
              77,900 Investment Technology
                      Group                            2,641*
              70,000 Legg Mason                        3,379
              48,900 Moody's Corp.                     2,363
             128,600 National Commerce
                      Financial                        3,560
                                                     -------
                                                      15,312

             Financial Services (0.8%)
              52,100 Commerce Bancorp                  2,470

             Food & Beverage (1.9%)
             208,300 Pepsi Bottling Group              6,082

             Health Care (21.7%)
              64,100 AmerisourceBergen Corp.           4,648
             164,900 AMN Healthcare
                      Services                         4,007*/(S)/
              63,700 Anthem, Inc.                      4,020*/(S)/
             134,400 Caremark Rx                       2,177*
             181,800 Community Health
                      Systems                          4,345*
             164,100 Express Scripts                   7,877*/(S)/
              60,300 Forest Laboratories               4,402*
             147,300 Gilead Sciences                   4,725*
             313,000 King Pharmaceuticals              6,670*
             193,800 Laboratory Corp. of America
                      Holdings                         6,095*/(S)/
             125,100 Quest Diagnostics                 7,012*
              50,600 Teva Pharmaceutical
                      Industries ADR                   3,355/(S)/
              31,100 Varian Medical Systems            1,323*
              28,300 Weight Watchers
                      International                    1,343*/(S)/
              22,800 Wellpoint Health
                      Networks                         1,696*
             162,200 Zimmer Holdings                   5,985*
                                                     -------
                                                      69,680

             Insurance (1.5%)
             155,675 Willis Group Holdings             4,902*

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Manhattan Fund cont'd

                Number of Shares               Market Value/+/
                                               (000's omitted)

                Internet (3.9%)
                166,200 Intuit Inc.               $  7,418*
                189,000 KPMG Consulting              1,918*
                116,300 Symantec Corp.               3,326*/(S)/
                                                  --------
                                                    12,662

                Media (3.8%)
                159,900 Univision
                         Communications              3,726*/(S)/
                241,100 Westwood One                 8,421*
                                                  --------
                                                    12,147

                Retail (10.7%)
                169,600 Abercrombie & Fitch          3,867*
                188,600 Bed Bath & Beyond            6,047*
                107,300 Brinker International        2,974*
                141,100 Coach, Inc.                  3,475*
                 75,300 Krispy Kreme Doughnuts       2,673*/(S)/
                244,600 PETsMART, Inc.               4,087*
                100,300 Ross Stores                  3,622
                187,400 Staples, Inc.                2,605*
                159,700 Talbots, Inc.                4,978
                                                  --------
                                                    34,328

                Semiconductors (6.9%)
                 63,500 Integrated Device
                         Technology                    840*
                449,700 Intersil Corp.               7,609*/(S)/
                 71,100 KLA-Tencor                   2,337*/(S)/
                 52,900 Linear Technology            1,387
                 99,750 Maxim Integrated
                         Products                    3,153*
                268,650 Microchip Technology         5,655*
                 76,400 Semtech Corp.                1,010*
                                                  --------
                                                    21,991

                Software (3.2%)
                 74,400 Electronic Arts              4,707*
                205,100 Emulex Corp.                 3,462*
                162,400 Network Associates           2,111*/(S)/
                                                  --------
                                                    10,280

                Technology (1.0%)
                144,100 Celestica Inc.               3,310*

                Total Common Stocks
                (Cost $331,864)                    310,771
                                                  --------

               Principal Amount                   Market Value/+/
                                                  (000's omitted)

               Short-Term Investments (27.1%)
               $75,665,236 N&B Securities Lending
                            Quality Fund, LLC        $ 75,665
                11,124,172 Neuberger Berman
                            Institutional Cash
                            Fund Trust Class           11,124/@/
                                                     --------

               Total Short-Term Investments
               (Cost $86,789)                          86,789/#/
                                                     --------

               Total Investments (124.0%)
               (Cost $418,653)                        397,560/##/
               Liabilities, less cash,
                receivables and other assets
                [(24.0%)]                             (77,048)
                                                     --------

               Total Net Assets (100.0%)             $320,512
                                                     --------

See Notes to Schedule of Investments

Schedule of Investments Millennium Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                    Holding                                    %

                 1  Artisan Components                       3.2

                 2  Select Medical                           2.8

                 3  Alloy, Inc.                              2.7

                 4  American Medical Systems Holdings        2.7

                 5  Boston Private Financial Holdings        2.4

                 6  Accredo Health                           2.3

                 7  Racing Champions Ertl                    2.3

                 8  Endocare, Inc.                           2.1

                 9  Cal Dive International                   2.1

                10  Euronet Worldwide                        1.9

--------------------------------------------------------------------------------

            Number of Shares                      Market Value/+/
                                                  (000's omitted)

            Common Stocks (98.1%)

            Automobile Manufacturing (2.5%)
             24,300 American Axle &
                     Manufacturing Holdings           $   723*
             25,600 Donaldson Co.                         968
                                                      -------
                                                        1,691

            Automotive (1.3%)
             48,500 CSK Auto                              613*
             13,100 Lithia Motors                         266*
                                                      -------
                                                          879

            Broadcasting (1.8%)
             45,200 Radio One                             711*/(S)/
            128,200 TiVo Inc.                             522*/(S)/
                                                      -------
                                                        1,233

            Building, Construction &
            Furnishing (0.8%)
             11,400 KB HOME                               547

            Business Services (14.3%)
             75,500 Cal Dive International              1,408*
             44,700 Coinstar, Inc.                      1,207*
             25,000 Corporate Executive Board             735*
            202,700 Crown Media Holdings                1,143*
             26,300 Education Management                1,086*
             18,800 Fidelity National Information
                     Solutions                            434*
             27,600 MemberWorks Inc.                      442*/(S)/
             58,800 National-Oilwell                    1,113*
             15,200 PRG-Shultz International              219*
            163,500 Princeton Review                    1,010*
            123,000 Scientific Games Class A              891*
                                                      -------
                                                        9,688

            Commercial Services (1.9%)
              7,700 OM Group                              406
             32,100 Standard Pacific                      846
                                                      -------
                                                        1,252
            Consumer Cyclical--Consumer Media (1.3%)
             66,500 Oakley, Inc.                          871*

            Defense (1.1%)
             14,100 Engineered Support Systems            768

            Drugs & Health Care (0.3%)
              9,100 D & K Healthcare Resources            218

            Electrical & Electronics (1.4%)
             13,500 Amphenol Corp.                        524*
              3,400 FLIR Systems                          129*

             Number of Shares                    Market Value/+/
                                                 (000's omitted)
              13,200 Integrated Defense
                      Technologies                   $   285*
                                                     -------
                                                         938

             Energy (0.9%)
             146,700 Power-One                           621*

             Entertainment (4.0%)
              25,800 Alliance Gaming                     392*
             171,900 Alloy, Inc.                       1,850*
              22,400 Leapfrog Enterprises                421*
                                                     -------
                                                       2,663

             Financial Services (13.1%)
              24,600 Affiliated Managers Group         1,289*
              63,400 Alliance Data Systems             1,142*
              69,900 Boston Private Financial
                      Holdings                         1,611
              19,000 Commerce Bancorp                    901
             141,700 Euronet Worldwide                 1,306*/(S)/
              18,400 First Community Bancorp             580
              15,150 Investment Technology Group         513*
              14,400 Southwest Bancorporation of
                      Texas                              547*
              50,000 W Holding                           959
                                                     -------
                                                       8,848

             Health Care (14.7%)
              30,500 Accredo Health                    1,563*
              31,700 American Medical Security
                      Group                              472*
              24,600 Cephalon, Inc.                    1,070*/(S)/
              20,100 Charles River Laboratories
                      International                      795*
              33,300 CV Therapeutics                     724*/(S)/
              25,900 DIANON Systems                    1,036*
              36,900 InterMune Inc.                      918*/(S)/
              48,600 Province Healthcare                 829*
              73,000 Salix Pharmaceuticals               591*
             131,000 Select Medical                    1,919*
                                                     -------
                                                       9,917

             Health Products & Services (9.5%)
              20,200 AdvancePCS                          391*
              81,900 American Medical Systems
                      Holdings                         1,830*/(S)/
              34,000 AMN Healthcare Services             826*/(S)/
              42,700 Conceptus, Inc.                     640*
             129,100 Endocare, Inc.                    1,428*/(S)/
              62,000 PracticeWorks, Inc.                 942*
              15,900 Scios Inc.                          382*/(S)/
                                                     -------
                                                       6,439

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Millennium Fund cont'd

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Internet (3.2%)
              65,200 NetFlix Inc.                     $   855*/(S)/
              13,300 ProQuest Co.                         441*
             191,600 Viewpoint Corp.                      843*/(S)/
                                                      -------
                                                        2,139

             Oil & Gas (1.9%)
              52,000 Patterson-UTI Energy               1,299*

             Restaurants (1.5%)
              19,800 California Pizza Kitchen             400*
              27,900 Landry's Restaurants                 608
                                                      -------
                                                        1,008

             Retail (10.2%)
              51,100 Charlotte Russe Holding              661*/(S)/
              44,200 GameStop Corp.                       919*
              40,700 Hot Topic                            708*
              34,800 J. Jill Group                        872*
               9,800 Panera Bread                         278*
              31,700 PETsMART, Inc.                       530*
              78,600 Racing Champions Ertl              1,538*/(S)/
              36,400 Too Inc.                             859*
              20,600 Urban Outfitters                     533*/(S)/
                                                      -------
                                                        6,898

             Semiconductors (0.9%)
              22,300 Intersil Corp.                       378*
              19,100 Semtech Corp.                        252*
                                                      -------
                                                          630

             Software (3.1%)
              14,100 Documentum, Inc.                     217*
              29,800 JDA Software Group                   378*
              50,800 Verity, Inc.                         554*
             140,500 Witness Systems                      920*
                                                      -------
                                                        2,069

             Technology (0.4%)
              15,600 Kroll Inc.                           295*

             Technology--Hardware (0.8%)
             129,100 Microtune, Inc.                      562*/(S)/

             Technology--Semiconductor (5.1%)
             236,300 Artisan Components                 2,167*
              16,700 Integrated Circuit Systems           298*
              26,100 Integrated Device Technology         345*
              83,100 LTX Corp.                            651*
                                                      -------
                                                        3,461

              Number of Shares                     Market Value/+/
                                                   (000's omitted)

              Telecommunications (2.1%)
                   65,700 Intrado Inc.                $    737*
                  132,400 Regent Communications            702*
                                                      --------
                                                         1,439

              Total Common Stocks
              (Cost $75,098)                            66,373
                                                      --------

              Principal Amount

              Short-Term Investments (23.2%)
              $14,211,757 N&B Securities Lending
                           Quality Fund, LLC            14,212
                1,476,987 Neuberger Berman
                           Institutional Cash Fund
                           Trust Class                   1,477/@/
                                                      --------

              Total Short-Term Investments
              (Cost $15,689)                            15,689/#/
                                                      --------

              Total Investments (121.3%)
              (Cost $90,787)                            82,062/##/
              Liabilities, less cash,
               receivables and other assets
               [(21.3%)]                               (14,416)
                                                      --------

              Total Net Assets (100.0%)               $ 67,646
                                                      --------

See Notes to Schedule of Investments

Schedule of Investments Partners Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                 Holding          %

                              1  CIGNA Corp.    3.1

                              2  Computer
                                 Sciences       3.0

                              3  Berkshire
                                 Hathaway
                                 Class B        2.7

                              4  Masco Corp.    2.6

                              5  XL Capital     2.6

                              6  Cendant Corp.  2.3

                              7  IBM            2.3

                              8  Carnival Corp. 2.2

                              9  Cooper Cameron 2.1

                             10  Sabre Holdings 2.1

--------------------------------------------------------------------------------

              Number of Shares                  Market Value/+/
                                                (000's omitted)

              Common Stocks (99.4%)

              Advertising (2.1%)
              1,196,200 Interpublic Group of
                         Companies               $   21,807
                184,900 Omnicom Group                11,186
                                                 ----------
                                                     32,993

              Auto Related (1.7%)
              1,042,900 Navistar International       26,072/(S)/

              Banking & Financial (1.4%)
                260,000 Capital One Financial         9,274
                245,100 H & R Block                  11,986
                                                 ----------
                                                     21,260

              Basic Materials (1.6%)
              1,005,600 Alcoa Inc.                   25,231

              Building, Construction & Furnishing (4.3%)
                426,000 Centex Corp.                 21,509
                257,300 D.R. Horton                  5,341 /(S)/
                808,400 Home Depot                   26,621
                 42,500 NVR, Inc.                    12,601*/(S)/
                                                 ----------
                                                     66,072

              Building Materials (1.2%)
                352,700 Lennar Corp.                 18,623

              Business Services (0.7%)
                914,900 CSG Systems
                         International              10,878 *

              Capital Goods (4.6%)
                780,600 Boeing Co.                   28,937
                411,900 Parker-Hannifin              16,707/(S)/
                241,300 SPX Corp.                    26,205*/(S)/
                                                 ----------
                                                     71,849
              Communication Services (1.6%)
              1,681,200 Scientific-Atlanta           24,781

              Consumer Cyclicals (12.1%)
                844,950 Best Buy                     17,913*/(S)/
                489,400 Black & Decker               21,959
              1,408,900 Carnival Corp.               34,476
                792,700 Costco Wholesale             26,484*
              1,651,400 Masco Corp.                  39,898
              1,183,800 Sabre Holdings               31,856*
                622,100 Starwood Hotels &
                         Resorts Worldwide           16,038
                                                 ----------
                                                    188,624

              Consumer Goods & Services (2.3%)
              2,516,300 Cendant Corp.                36,008*

                Number of Shares              Market Value/+/
                                              (000's omitted)

                Consumer Staples (7.0%)
                  455,700 Albertson's Inc.       $ 11,721
                  737,900 Kroger Co.               13,341*/(S)/
                3,145,400 Liberty Media            26,296*/(S)/
                  663,400 Viacom Inc. Class B      27,000*
                1,201,400 Walt Disney              18,838
                  394,700 Yum! Brands              11,971*
                                                 --------
                                                  109,167

                Energy (4.7%)
                  462,600 Anadarko Petroleum       20,650
                  733,800 Cooper Cameron           32,904*
                  481,500 Talisman Energy          20,011
                                                 --------
                                                   73,565

                Financial Services (18.7%)
                  789,000 American Express         28,451
                  760,500 Bank of New York         26,732
                   17,100 Berkshire Hathaway
                           Class B                 41,724*
                  937,300 Citigroup Inc.           30,696
                  413,900 Freddie Mac              26,531
                  430,800 Lehman Brothers
                           Holdings                24,560
                  628,000 Morgan Stanley           26,828
                  155,300 PMI Group                 5,265
                  690,900 Washington Mutual        26,123
                  249,500 Wells Fargo              13,021
                  540,359 XL Capital               39,776
                                                 --------
                                                  289,707

                Health Care (11.5%)
                  842,600 Boston Scientific        24,562*
                1,544,500 Caremark Rx              25,021*
                  574,400 CIGNA Corp.              48,893
                  572,900 Genzyme Corp.            11,847*
                  751,400 McKesson HBOC            25,202
                  437,800 Merck & Co.              22,118
                  494,400 Wyeth                    21,160
                                                 --------
                                                  178,803

                Industrial & Commercial Products (0.8%)
                  603,000 Norfolk Southern         12,621

                Insurance (3.0%)
                  348,800 Hartford Financial
                           Services Group          17,447
                  951,000 St. Paul Cos.            28,929
                                                 --------
                                                   46,376

                Oil & Gas (2.7%)
                  111,300 Amerada Hess              8,136
                  940,200 El Paso Corp.            15,899
                  978,900 FMC Technologies         17,972*
                                                 --------
                                                   42,007

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Partners Fund cont'd

            Number of Shares                      Market Value/+/
                                                  (000's omitted)
            Retail (2.4%)
              883,200 Abercrombie & Fitch           $  20,137 *
              560,600 American Eagle
                       Outfitters                       8,246 *
              622,730 Limited, Inc.                      9,522
                                                    ----------
                                                        37,905

            Technology (15.0%)
            1,488,900 Cadence Design Systems            20,055*
            1,231,000 Celestica Inc.                    28,276*
            1,285,500 Computer Sciences                 47,345*
            2,576,300 Compuware Corp.                    9,352*
            2,904,400 General Motors Class H            29,886*
              464,100 IBM                               34,984/(S)/
              395,700 Lexmark International Group       18,677*
              896,900 Micron Technology                 15,472*
            1,148,900 Waters Corp.                      28,700*
                                                    ----------
                                                       232,747

            Total Common Stocks
            (Cost $1,674,894)                        1,545,289
                                                    ----------

              Principal Amount                   Market Value/+/
                                                 (000's omitted)

              Short-Term Investments (5.8%)
              $73,653,734 N&B Securities Lending
                           Quality Fund, LLC       $   73,654
               15,693,827 Neuberger Berman
                           Institutional Cash
                           Fund Trust Class            15,694/@/
                                                   ----------

              Total Short-Term Investments
              (Cost $89,348)                           89,348/#/
                                                   ----------

              Total Investments (105.2%)
              (Cost $1,764,242)                     1,634,637/##/
              Liabilities, less cash,
               receivables and other assets
               [(5.2%)]                               (80,447)
                                                   ----------

              Total Net Assets (100.0%)            $1,554,190
                                                   ----------

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                               Holding             %

                            1  Vornado Realty
                               Trust             5.2

                            2  General Growth
                               Properties        5.1

                            3  Ventas, Inc.      4.9

                            4  ProLogis          4.8

                            5  United Dominion
                               Realty Trust      4.7

                            6  Alexandria Real
                               Estate Equities   4.6

                            7  CBL & Associates
                               Properties        4.6

                            8  Boston Properties 4.1

                            9  Taubman Centers   4.0

                           10  Brookfield
                               Properties        3.5

--------------------------------------------------------------------------------

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Common Stocks (99.4%)

            Apartments (12.7%)
             7,500 Apartment Investment &
                    Management                         $   327
             5,900 Camden Property Trust                   212
             5,800 Essex Property Trust                    306
             4,500 Gables Residential Trust                132
            34,200 United Dominion Realty Trust            568
                                                       -------
                                                         1,545

            Community Centers (3.9%)
             9,500 Acadia Realty Trust                      71
             7,500 Developers Diversified Realty           173
             8,400 Federal Realty Investment Trust         227
                                                       -------
                                                           471

            Diversified (9.0%)
             4,300 Colonial Properties Trust               153
            12,900 Cousins Properties                      308
            15,400 Vornado Realty Trust                   636 /(S)/
                                                       -------
                                                         1,097

            Health Care (6.7%)
            29,700 LTC Properties                          214
            46,300 Ventas, Inc.                            602
                                                       -------
                                                           816

            Industrial (8.8%)
             8,200 Catellus Development                    161
             3,600 CenterPoint Properties                  204
             7,700 Keystone Property Trust                 127
            23,400 ProLogis                                584/(S)/
                                                       -------
                                                         1,076

            Lodging (3.1%)
            25,400 Host Marriott                           257
             9,500 LaSalle Hotel Properties                119
                                                       -------
                                                           376

            Office (25.4%)
            12,700 Alexandria Real Estate Equities         558
            13,200 Boston Properties                       500
            13,900 Brandywine Realty Trust                 315
            21,600 Brookfield Properties                   424
             8,000 CarrAmerica Realty                      218
            13,700 Equity Office Properties Trust          382
             4,800 Mack-Cali Realty                        161
             5,300 Prentiss Properties Trust               155
             8,700 SL Green Realty                         288
             7,800 Trizec Properties                        93
                                                       -------
                                                         3,094

             Number of Shares                     Market Value/+/
                                                  (000's omitted)

             Office--Industrial (10.0%)
               14,600 Bedford Property Investors      $   368
                4,800 Kilroy Realty                       117
                6,200 Liberty Property Trust              202
               10,000 PS Business Parks                   350
                7,800 Reckson Associates Realty           182
                                                      -------
                                                        1,219

             Regional Malls (19.8%)
               14,300 CBL & Associates Properties         558
               12,300 General Growth Properties           620
                4,800 Mills Corp.                         138/(S)/
               10,300 Rouse Company                       333
                7,600 Simon Property Group                270
               32,400 Taubman Centers                     491
                                                      -------
                                                        2,410

             Total Common Stocks
             (Cost $12,152)                            12,104
                                                      -------

             Principal Amount

             Short-Term Investments (8.6%)
             $749,160 N&B Securities Lending
                       Quality Fund, LLC                  749
              294,242 Neuberger Berman
                       Institutional Cash
                       Fund Trust Class                   294/@/
                                                      -------

             Total Short-Term Investments
             (Cost $1,043)                              1,043/#/
                                                      -------

             Total Investments (108.0%)
             (Cost $13,195)                            13,147/##/
             Liabilities, less cash,
              receivables and other assets
              [(8.0%)]                                   (968)
                                                      -------

             Total Net Assets (100.0%)                $12,179
                                                      -------

See Notes to Schedule of Investments

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments_Regency Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Loews Corp.      2.8

                             2  AutoNation, Inc. 2.6

                             3  CIGNA Corp.      2.6

                             4  Davita, Inc.     2.5

                             5  Lincare Holdings 2.5

                             6  Manpower Inc.    2.4

                             7  American
                                Standard         2.1

                             8  Omnicare, Inc.   2.0

                             9  Lear Corp.       2.0

                            10  Anthem, Inc.     1.9

--------------------------------------------------------------------------------

               Number of Shares                 Market Value/+/
                                                (000's omitted)

               Common Stocks (95.1%)

               Agriculture (1.0%)
               25,930 Archer-Daniels-Midland        $   316

               Auto Related (2.6%)
               60,000 AutoNation, Inc.                  792*/(S)/

               Automotive (2.0%)
               12,900 Lear Corp.                        601*

               Banking (4.5%)
                8,700 City National                     469
               10,000 North Fork Bancorp                420
                9,600 TCF Financial                     466
                                                    -------
                                                      1,355

               Banking & Financial (4.8%)
               22,500 IndyMac Mortgage Holdings         513*
                8,000 Lehman Brothers Holdings          456
               18,200 Southtrust Corp.                  478
                                                    -------
                                                      1,447

               Biotechnology (1.2%)
               17,300 Genzyme Corp.                     358*

               Building, Construction & Furnishing (1.2%)
                9,500 Vulcan Materials                  371

               Business Services (2.4%)
               21,900 Manpower Inc.                     725/(S)/

               Chemicals (1.1%)
                6,800 Air Products & Chemicals          319

               Consumer Goods & Services (1.5%)
               12,000 Valassis Communications           452*

               Consumer Products & Services (1.8%)
               24,000 Viad Corp.                        531

               Entertainment (0.4%)
                6,200 Regal Entertainment Group         109*

               Financial Services (9.4%)
                4,850 Ambac Financial Group             279
                7,200 Comerica Inc.                     421
                9,500 Federated Investors               277
                9,300 GreenPoint Financial              474
                7,600 H & R Block                       372
               16,100 Principal Financial Group         472*
               12,600 Radian Group                      548
                                                    -------
                                                      2,843

               Food & Beverage (1.9%)
               14,800 Dean Foods                        560*

             Number of Shares                    Market Value/+/
                                                 (000's omitted)

             Health Care (6.4%)
              9,300 Anthem, Inc.                     $   587*/(S)/
             34,200 Davita, Inc.                         757*
             27,000 Omnicare, Inc.                       601
                                                     -------
                                                       1,945

             Health Products & Services (2.5%)
             23,200 Lincare Holdings                     744*/(S)/

             Industrial Goods & Services (2.1%)
              8,800 American Standard                    630*

             Insurance (11.4%)
              7,300 Chubb Corp.                          452
              9,300 CIGNA Corp.                          792/(S)/
             15,900 Loews Corp.                          835
             12,800 PartnerRe Ltd.                       575
              7,000 PMI Group                            237
              7,500 XL Capital                           552
                                                     -------
                                                       3,443

             Manufacturing (1.3%)
             12,900 Mettler-Toledo International         381*

             Office Equipment (1.0%)
              8,100 Pitney Bowes                         294

             Oil & Gas (8.8%)
              7,310 Apache Corp.                         402
             10,700 Equitable Resources                  376
              7,700 Noble Corp.                          239*
             14,200 Ocean Energy                         298
             14,200 Sunoco, Inc.                         504
              8,600 Talisman Energy                      357
             23,350 XTO Energy                           473
                                                     -------
                                                       2,649

             Railroads (1.6%)
             14,300 CSX Corp.                            498

             Real Estate/REIT (3.2%)
             18,600 Archstone-Smith Trust                490
             10,500 Avalonbay Communities                475
                                                     -------
                                                         965

             Recreational Equipment (1.4%)
             16,700 Brunswick Corp.                      408

             Restaurants (1.1%)
             12,300 Brinker International                341*

             Retail (7.2%)
             40,600 Foot Locker                         386 *
             20,500 Liz Claiborne                        579
             16,000 May Department Stores                469

See Notes to Schedule of Investments

Schedule of Investments Regency Fund cont'd

                   Number of Shares          Market Value/+/
                                             (000's omitted)
                   16,000  Office Depot          $   207*
                   10,100  Payless
                            ShoeSource               534*
                                                 -------
                                                   2,175

                   Software (1.7%)
                   14,750  Fair, Isaac & Co.         523

                   Systems (1.7%)
                   26,400  GTECH Holdings            506*

                   Technology (2.6%)
                   19,300  Cadence Design
                            Systems                  260*
                   34,800  Computer
                            Associates               390
                    4,500  Tech Data                 149*
                                                 -------
                                                     799

                   Telecommunications (1.5%)
                    7,200  Belo Corp.                165
                    8,800  Harris Corp.              281
                                                 -------
                                                     446

                   Transportation (2.7%)
                    9,600  Canadian National
                            Railway                  419
                   13,000  Teekay Shipping           409/(S)/
                                                 -------
                                                     828

                   Utilities (1.1%)
                    6,975  Exelon Corp.              327
                   Total Common Stocks
                   (Cost $28,762)                 28,681
                                                 -------

                 Principal Amount               Market Value/+/
                                                (000's omitted)

                 Short-Term Investments (18.1%)
                 $3,829,931 N&B Securities
                             Lending Quality
                             Fund, LLC              $ 3,830
                  1,625,950 Neuberger Berman
                             Institutional Cash
                             Fund Trust Class         1,626/@/
                                                    -------

                 Total Short-Term Investments
                 (Cost $5,456)                        5,456/#/
                                                    -------

                 Total Investments (113.2%)
                 (Cost $34,218)                      34,137/##/
                 Liabilities, less cash,
                  receivables and other assets
                  [(13.2%)]                          (3,984)
                                                    -------

                 Total Net Assets (100.0%)          $30,153
                                                    -------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Schedule of Investments Socially Responsive Fund

--------------------------------------------------------------------------------

                            Top Ten Equity Holdings

                                Holding            %

                             1  Equity
                                Residential
                                Properties Trust 4.8

                             2  KeySpan Corp.    4.8

                             3  Liberty Media    4.8

                             4  Dell Computer    4.3

                             5  Comcast Corp.
                                Class A Special  4.3

                             6  Newfield
                                Exploration      4.2

                             7  Synopsys, Inc.   4.2

                             8  Lehman Brothers
                                Holdings         4.2

                             9  Citigroup Inc.   4.0

                            10  Willis Group
                                Holdings         3.8

--------------------------------------------------------------------------------

            Number of Shares                       Market Value/+/
                                                   (000's omitted)

            Common Stocks (97.9%)

            Chemicals (3.5%)
             52,500 Praxair, Inc.                     $  2,942

            Communications (12.3%)
            151,500 Comcast Corp.
                     Class A Special                     3,610*/(S)/
            476,400 Liberty Media                        3,983*
            170,000 Vodafone Group ADR                   2,718/(S)/
                                                      --------
                                                        10,311

            Diversified (2.9%)
             40,400 Danaher Corp.                        2,430

            Energy (8.0%)
             54,800 Baker Hughes                         1,507
             36,400 BP PLC ADR                           1,703
            104,000 Newfield Exploration                 3,526*
                                                      --------
                                                         6,736

            Financial Services (8.2%)
            102,900 Citigroup Inc.                       3,370
             61,700 Lehman Brothers Holdings             3,517/(S)/
                                                      --------
                                                         6,887

            Food & Beverage (3.2%)
             90,600 Pepsi Bottling Group                 2,645/(S)/

            Health Care (9.1%)
             52,400 Johnson & Johnson                    2,846
             67,400 MedImmune, Inc.                      1,730*
             35,000 UnitedHealth Group                   3,092
                                                      --------
                                                         7,668

            Insurance (7.1%)
             51,600 Progressive Corp.                    2,773
            101,700 Willis Group Holdings                3,203*
                                                      --------
                                                         5,976

            Oil & Gas (3.4%)
             77,400 Helmerich & Payne                    2,822/(S)/

            Real Estate (8.5%)
            110,900 Equity Office Properties Trust       3,092
            143,100 Equity Residential Properties
                     Trust                               3,995
                                                      --------
                                                         7,087

            Retail (6.0%)
            144,700 Mattel Inc.                          2,811
             65,400 Target Corp.                         2,237
                                                      --------
                                                         5,048

            Number of Shares                       Market Value/+/
                                                   (000's omitted)
            Retail Grocery (3.1%)
               100,300 Albertson's Inc.               $  2,580
            Technology (14.6%)
               135,800 Dell Computer                     3,614*
               103,900 National Instruments              2,946*
                81,700 Synopsys, Inc.                    3,525*/(S)/
               166,500 Teradyne, Inc.                    2,106*
                                                      --------
                                                        12,191

            Transportation (3.2%)
                62,400 Canadian National Railway         2,721

            Utilities (4.8%)
               113,700 KeySpan Corp.                     3,984/(S)/

            Total Common Stocks
            (Cost $83,229)                              82,028
                                                      --------

            Warrants (0.0%)
               150,000 Dime Bancorp
                       (Cost $49)                           12*
                                                      --------

            Principal Amount

            Repurchase Agreements (1.8%)
            $1,513,000 State Street Bank and Trust
                        Co., Repurchase Agreement,
                        1.77%, due 9/3/02, dated
                        8/30/02, Maturity Value
                        $1,513,298, Collateralized
                        by $1,515,000 Fannie Mae,
                        Medium-Term Notes, 4.50%,
                        due 7/7/03 (Collateral
                        Value $1,560,358)
                         (Cost $1,513)                   1,513/#/
                                                      --------

            Short-Term Investments (21.9%)
               100,000 Community Capital Bank,
                        1.56%, due 9/30/02                 100
               100,000 Self Help Credit Union,
                        1.65%, due 11/19/02                100
            18,114,907 N&B Securities Lending
                        Quality Fund, LLC               18,115
                                                      --------

            Total Short-Term Investments
            (Cost $18,315)                              18,315/#/
                                                      --------

            Total Investments (121.6%)
            (Cost $103,106)                            101,868/##/
            Liabilities, less cash,
             receivables and other assets
             [(21.6%)]                                 (18,128)
                                                      --------

            Total Net Assets (100.0%)                 $ 83,740
                                                      --------

See Notes to Schedule of Investments

Notes to Schedule of Investments


+ Investment securities of each Fund are valued at the latest sales price; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices, with the exception of securities held by Neuberger Berman International Fund, which are valued at the last available bid price. The Funds value all other securities by a method the trustees of Neuberger Berman Equity Funds believe accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.
#  At cost, which approximates market value.
## At August 31, 2002, selected Fund information on a U.S. Federal income tax basis was as follows:

                                               Gross        Gross Net Unrealized
                                          Unrealized   Unrealized   Appreciation
Neuberger Berman                   Cost Appreciation Depreciation (Depreciation)
Century Fund             $   20,263,000 $    524,000 $  3,049,000 $  (2,525,000)
Fasciano Fund               210,804,000   39,860,000   16,974,000    22,886,000
Focus Fund                1,425,484,000  297,935,000  368,684,000   (70,749,000)
Genesis Fund              3,583,971,000  745,640,000  222,594,000   523,046,000
Guardian Fund             2,053,646,000  119,636,000  270,794,000  (151,158,000)
International Fund           84,537,000    8,747,000   11,441,000    (2,694,000)
Manhattan Fund              421,857,000   27,356,000   51,653,000   (24,297,000)
Millennium Fund              91,409,000    5,071,000   14,418,000    (9,347,000)
Partners Fund             1,768,640,000  118,683,000  252,686,000  (134,003,000)
Real Estate Fund             13,287,000      270,000      410,000      (140,000)
Regency Fund                 34,576,000    1,790,000    2,229,000      (439,000)
Socially Responsive Fund    103,447,000    6,631,000    8,210,000    (1,579,000)

*  Non-income producing security.
(S)All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
++ Affiliated issuer (see Note E of Notes to Financial Statements).
@ Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).



See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Assets and Liabilities

                                                                                               -------------------
Neuberger Berman Equity Funds                                                                    Century  Fasciano
(000's omitted except per share amounts)                                                            Fund      Fund
Assets
    Investments in securities, at market value* (Notes A & E)--see Schedule of Investments:
    Unaffiliated issuers                                                                       $ 17,738  $233,690
    Non-controlled affiliated issuers                                                                --        --
                                                                                                 17,738   233,690
    Cash                                                                                             --        --
    Dividends and interest receivable                                                                13       101
    Receivable for securities sold                                                                    2       108
    Receivable for Fund shares sold                                                                   3     1,357
    Deferred organization costs (Note A)                                                             --        --
    Receivable for variation margin (Note A)                                                         --        --
    Receivable from administrator-net (Note B)                                                       --        --
    Prepaid expenses and other assets                                                                --         8
Total Assets                                                                                     17,756   235,264
Liabilities
    Net payable for forward foreign currency exchange contracts (Note C)                             --        --
    Payable for collateral on securities loaned (Note A)                                          2,144    19,148
    Payable for securities purchased                                                                  2       225
    Payable for Fund shares redeemed                                                                  6       577
    Payable to investment manager (Note B)                                                            7       149
    Payable to administrator-net (Note B)                                                             4        26
    Accrued expenses and other payables                                                              58       155
Total Liabilities                                                                                 2,221    20,280
Net Assets at value                                                                            $ 15,535  $214,984
Net Assets consist of:
    Paid-in capital                                                                            $ 53,177  $195,065
    Undistributed net investment income (loss)                                                       --        --
    Accumulated net realized gains (losses) on investments                                      (35,620)   (2,967)
    Net unrealized appreciation (depreciation) in value of investments                           (2,022)   22,886
Net Assets at value                                                                            $ 15,535  $214,984
Net Assets
    Investor Class                                                                             $ 15,535  $214,060
    Trust Class                                                                                      --        --
    Advisor Class                                                                                    --       924
    Institutional Class                                                                              --        --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                                                3,176     6,863
    Trust Class                                                                                      --        --
    Advisor Class                                                                                    --       110
    Institutional Class                                                                              --        --
Net Asset Value, offering and redemption price per share
    Investor Class                                                                             $   4.89  $  31.19
    Trust Class                                                                                      --        --
    Advisor Class                                                                                    --      8.38
    Institutional Class                                                                              --        --
*Cost of investments:
    Unaffiliated issuers                                                                       $ 19,760  $210,804
    Non-controlled affiliated issuers                                                                --        --
Total cost of investments                                                                      $ 19,760  $210,804


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


    ------------------------------------------------------------------------
         Focus     Genesis    Guardian International   Manhattan Millennium
          Fund        Fund        Fund          Fund        Fund       Fund
    $1,086,292 $2,899,283  $1,902,488       $ 81,843  $ 397,560   $  82,062
       268,443  1,207,734          --             --         --          --
     1,354,735  4,107,017   1,902,488         81,843    397,560      82,062
            --      2,649          --             75         --          --
           504      2,590       2,438            206         75           5
           131         84      12,594            761         --         302
         1,433      8,088         746              4      1,017       1,340
            --         --          --             --         --          --
            --         --           3             --         --          --
            --         --          --             --         --          --
            42         50          75              4         24          27
     1,356,845  4,120,478   1,918,344         82,893    398,676      83,736
            --         --          --             20         --          --
        61,463     35,559     224,684          4,351     75,665      14,212
             5     17,150          86            212        326         187
         4,285      8,775       2,274             45      1,692       1,528
           526      2,211         669             54        144          47
           325      1,121         434             24         71          13
           535        803         755            115        266         103
        67,139     65,619     228,902          4,821     78,164      16,090
    $1,289,706 $4,054,859  $1,689,442       $ 78,072  $ 320,512   $  67,646
    $1,383,827 $3,530,907  $1,976,619       $ 97,454  $ 745,894   $ 198,726
            --         --       1,029            202         --          --
      (40,493)     (1,628)   (147,082)       (16,932)  (404,289)   (122,355)
      (53,628)    525,580    (141,124)        (2,652)   (21,093)     (8,725)
    $1,289,706 $4,054,859  $1,689,442       $ 78,072  $ 320,512   $  67,646
    $1,024,610 $1,063,161  $1,337,128       $ 77,129  $ 300,509   $  63,150
       249,306  2,237,265     335,326            943     18,203       4,294
        15,790    298,161      16,988             --      1,800         202
            --    456,272          --             --         --          --
        44,457     53,979     115,994          7,278     63,929       6,749
        14,682     79,358      36,855             83      2,508         417
         1,332     17,958       1,651             --        237          29
            --     17,007          --             --         --          --
    $    23.05 $    19.70  $    11.53       $  10.60  $    4.70   $    9.36
         16.98      28.19        9.10          11.36       7.26       10.30
         11.86      16.60       10.29             --       7.61        6.92
            --      26.83          --             --         --          --
    $1,137,888 $2,494,030  $2,040,596       $ 84,483  $ 418,653   $  90,787
       270,475  1,087,407          --             --         --          --
    $1,408,363 $3,581,437  $2,040,596       $ 84,483  $ 418,653   $  90,787

Statements of Assets and Liabilities cont'd


                                                                          ------------------------------------------------------
Neuberger Berman Equity Funds                                                Partners Real Estate   Regency Socially Responsive
(000's omitted except per share amounts)                                         Fund        Fund      Fund                Fund
Assets
    Investments in securities, at market value* (Notes A & E)--see
    Schedule of Investments:
    Unaffiliated issuers                                                  $1,634,637      $13,147  $34,137             $101,868
    Non-controlled affiliated issuers                                             --           --       --                   --
                                                                           1,634,637       13,147   34,137              101,868
    Cash                                                                          --           --       --                   --
    Dividends and interest receivable                                            962           14       38                   40
    Receivable for securities sold                                             7,301           --       --                   --
    Receivable for Fund shares sold                                              492            1       11                  109
    Deferred organization costs (Note A)                                          --           48       --                   --
    Receivable for variation margin (Note A)                                      --           --       --                   --
    Receivable from administrator-net (Note B)                                    --           22       --                   --
    Prepaid expenses and other assets                                             53           --        1                    6
Total Assets                                                               1,643,445       13,232   34,187              102,023
Liabilities
    Net payable for forward foreign currency exchange contracts
     (Note C)                                                                     --           --       --                   --
    Payable for collateral on securities loaned (Note A)                      73,654          749    3,830               18,115
    Payable for securities purchased                                           7,954          197        2                   --
    Payable for Fund shares redeemed                                           6,000           30      141                   40
    Payable to investment manager (Note B)                                       625            8       14                   38
    Payable to administrator-net (Note B)                                        405           --        7                   20
    Accrued expenses and other payables                                          617           69       40                   70
Total Liabilities                                                             89,255        1,053    4,034               18,283
Net Assets at value                                                       $1,554,190      $12,179  $30,153             $ 83,740
Net Assets consist of:
    Paid-in capital                                                       $1,823,524      $12,262  $32,405             $ 88,509
    Undistributed net investment income (loss)                                 2,095           71       --                   --
    Accumulated net realized gains (losses) on investments                  (141,824)        (106)  (2,171)              (3,531)
    Net unrealized appreciation (depreciation) in value of investments      (129,605)         (48)     (81)              (1,238)
Net Assets at value                                                       $1,554,190      $12,179  $30,153             $ 83,740
Net Assets
    Investor Class                                                        $1,209,604      $    --  $16,733             $ 71,192
    Trust Class                                                              314,659       12,179   13,420               12,548
    Advisor Class                                                             29,927           --       --                   --
    Institutional Class                                                           --           --       --                   --
Shares Outstanding ($.001 par value; unlimited shares authorized)
    Investor Class                                                            72,577           --    1,582                4,625
    Trust Class                                                               24,513        1,242    1,452                1,181
    Advisor Class                                                              2,687           --       --                   --
    Institutional Class                                                           --           --       --                   --
Net Asset Value, offering and redemption price per share
    Investor Class                                                        $    16.67      $    --  $ 10.58             $  15.39
    Trust Class                                                                12.84         9.81     9.24                10.62
    Advisor Class                                                              11.14           --       --                   --
    Institutional Class                                                           --           --       --                   --
*Cost of investments:
    Unaffiliated issuers                                                  $1,764,242      $13,195  $34,218             $103,106
    Non-controlled affiliated issuers                                             --           --       --                   --
Total cost of investments                                                 $1,764,242      $13,195  $34,218             $103,106


See Notes to Financial Statements

                  This page has been left blank intentionally

Statements of Operations


                                                                                    -------------------------------------------

Neuberger Berman Equity Funds                                                          Century   Fasciano      Focus    Genesis
                                                                                          Fund       Fund       Fund       Fund

                                                                                       For the    For the    For the    For the
                                                                                    Year Ended Year Ended Year Ended Year Ended
                                                                                    August 31, August 31, August 31, August 31,
(000's omitted)                                                                           2002       2002       2002       2002

Investment Income
Income:
Dividend income--unaffiliated issuers                                                $    82    $  1,734  $  15,185   $ 28,721
Dividend income--non-controlled affiliated issuers                                        --          --        762      6,142
Interest income (Note A)                                                                  15         142        320      4,550
Foreign taxes withheld (Note A)                                                           --          (1)       (27)       (87)
Total income                                                                              97       1,875     16,240     39,326
Expenses:
Investment management fee (Note B)                                                        87       1,803      8,748     25,321
Administration fee (Note B):
     Investor Class                                                                       42         319      3,763      2,802
     Trust Class                                                                          --          --      1,424      7,908
     Advisor Class                                                                        --           1         82      1,003
     Institutional Class                                                                  --          --         --        648
Distribution fees (Note B):
     Trust Class                                                                          --          --        356         --
     Advisor Class                                                                        --          --         51        627
Shareholder servicing agent fees:
     Investor Class                                                                       54         294      1,083      1,101
     Trust Class                                                                          --          --         25         46
     Advisor Class                                                                        --           4         19         22
     Institutional Class                                                                  --          --         --         16
Amortization of deferred organization and initial offering expenses (Note A)              --          --         --         --
Auditing fees                                                                             15          55         64         69
Custodian fees (Note B)                                                                   35         109        348        636
Insurance expense                                                                         --           3         37         46
Legal fees                                                                                17         115         31         23
Registration and filing fees                                                              41          60        132        234
Reimbursement of expenses previously assumed by administrator (Note B)                    --          --         --         --
Shareholder reports                                                                        5          75        285        595
Trustees' fees and expenses                                                               35          26         38         40
Miscellaneous                                                                              1          38         65        272
Total expenses                                                                           332       2,902     16,551     41,409

Expenses reimbursed by administrator and/or reduced by
 custodian fee expense offset arrangement (Note B)                                       (93)         (4)        (1)      (131)
Total net expenses                                                                       239       2,898     16,550     41,278
Net investment income (loss)                                                            (142)     (1,023)      (310)    (1,952)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold in unaffiliated issuers        (5,049)     (2,967)   (63,452)     7,926
Net realized gain (loss) on investment securities sold in non-controlled affiliated
 issuers                                                                                  --          --     26,442      8,698
Net realized gain (loss) on option contracts (Note A)                                     --          --         --         --
Net realized gain (loss) on financial futures contracts (Note A)                          --          --         --         --
Net realized gain (loss) on foreign currency (Note A)                                     --          --         --         --
Change in net unrealized appreciation (depreciation) in value of:
     Investment securities (Note A)                                                      541     (10,956)  (579,937)   (20,148)
     Financial futures contracts (Note A)                                                 --          --         --         --
     Option contracts (Note A)                                                            --          --         --         --
     Foreign currency (Note A)                                                            --          --         --         --
Net gain (loss) on investments                                                        (4,508)    (13,923)  (616,947)    (3,524)
Net increase (decrease) in net assets resulting from operations                      $(4,650)   $(14,946) $(617,257)  $ (5,476)


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


-----------------------------------------------------------------------------------------------------------
                                                                                                  Socially
  Guardian  International   Manhattan  Millennium    Partners          Real Estate     Regency  Responsive
      Fund           Fund        Fund        Fund        Fund                 Fund        Fund        Fund
                                                               For the Period from
                                                                       May 1, 2002
   For the        For the     For the     For the     For the     (Commencement of     For the     For the
Year Ended     Year Ended  Year Ended  Year Ended  Year Ended       Operations) to  Year Ended  Year Ended
August 31,     August 31,  August 31,  August 31,  August 31,           August 31,  August 31,  August 31,
      2002           2002        2002        2002        2002                 2002        2002        2002

$  35,477        $  1,795   $     670    $    154   $  19,595                $ 151     $   506    $  1,426
       --              --          --          --          --                   --          --          --
    3,485             156         938         446         692                    4          39         104
     (206)           (179)        (13)         --         (27)                  (1)         (1)        (12)
   38,756           1,772       1,595         600      20,260                  154         544       1,518
   10,428             749       2,380         885       9,390                   26         205         603
    4,636             228       1,076         252       3,974                   --          44         212
    1,785               4         103          26       1,648                   12          82         113
       85              --           7          --         153                   --          --          --
       --              --          --          --          --                   --          --          --
      446              --          --           7         412                    3          21          28
       53              --           5          --          95                   --          --          --
    1,905             136         694         217       1,305                   --          27         112
       26              18          21          18          26                    4          18          19
       18              --          18           4          18                   --          --          --
       --              --          --          --          --                   --          --          --
       --              --          --          --          --                   23          --          --
       66              50          35          30          65                   25          17          28
      403             181         155         101         356                    7          56          75
       42               2          10           2          37                   --           1           2
       21              53          20          53          20                   17          24          29
       88              45          69          58          67                    1          40          32
       --              --          --          --          --                   --           8          --
      340              18          67          32         259                   15          12          31
       38              35          36          35          38                   14          35          35
       73              --          14           5          73                   --           3           8
   20,453           1,519       4,710       1,725      17,936                  147         593       1,327

       (1)            (14)        (14)        (16)         --                 (101)        (28)         (1)
   20,452           1,505       4,696       1,709      17,936                   46         565       1,326
   18,304             267      (3,101)     (1,109)      2,324                  108         (21)        192
  (77,200)        (11,344)   (117,314)    (28,630)   (137,689)                (106)     (1,963)     (3,125)

       --              --          --          --          --                   --          --          --
    3,505              --          --          --          --                   --          --          --
  (41,010)           (107)         --          --          --                   --          --          --
       --          (1,398)         --          --          --                   --          --          --
 (336,306)          3,896     (14,083)     (8,214)   (197,776)                 (48)     (1,872)    (10,538)
   14,880              75          --          --          --                   --          --          --
     (181)             --          --          --          --                   --          --          --
       --            (429)         --          --          --                   --          --          --
 (436,312)         (9,307)   (131,397)    (36,844)   (335,465)                (154)     (3,835)    (13,663)
$(418,008)       $ (9,040)  $(134,498)   $(37,953)  $(333,141)               $ (46)    $(3,856)   $(13,471)

Statements of Changes in Net Assets


                                                                            CENTURY FUND
                                                                        ---------------------
Neuberger Berman Equity Funds                                                 Year       Year
                                                                             Ended      Ended
                                                                        August 31, August 31,
                                                                              2002       2001
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                             $  (142)   $   (248)
Net realized gain (loss) on investments                                   (5,049)     (9,846)
Change in net unrealized appreciation (depreciation) of investments          541     (12,266)
Net increase (decrease) in net assets resulting from operations           (4,650)    (22,360)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Net realized gain on investments:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Tax return of capital:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Total distributions to shareholders                                           --          --
From Fund Share Transactions:
Proceeds from shares sold (See Note G):
Investor Class                                                             7,106       8,222
Trust Class                                                                   --          12
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                                --          --
Trust Class                                                                   --          --
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Payments for shares redeemed:
Investor Class                                                            (5,526)    (13,049)
Trust Class                                                               (1,046)        (78)
Advisor Class                                                                 --          --
Institutional Class                                                           --          --
Net increase (decrease) from Fund share transactions                         534      (4,893)
Effect of Tax-Free Reorganization (Note G)                                 1,103          --
Net Increase (Decrease) in Net Assets                                     (3,013)    (27,253)
Net Assets:
Beginning of period                                                       18,548      45,801
End of period                                                            $15,535    $ 18,548
Accumulated undistributed net investment income (loss) at end of period  $    --    $     --


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002



          FASCIANO FUND                  FOCUS FUND             GENESIS FUND
----------------------------------------------------------------------------------

      Year  Two Months        Year        Year        Year        Year        Year
     Ended       Ended       Ended       Ended       Ended       Ended       Ended
August 31,  August 31,    June 30,  August 31,  August 31,  August 31,  August 31,
      2002        2001        2001        2002        2001        2002        2001

 $ (1,023)    $   (366) $    (896) $     (310) $   (2,854) $   (1,952) $   (1,823)
   (2,967)         507     15,384     (37,010)    147,258      16,624     103,191
  (10,956)      (2,983)    (2,141)   (579,937)   (664,363)    (20,148)    231,540
  (14,946)      (2,842)    12,347    (617,257)   (519,959)     (5,476)    332,908
       --           --     (2,097)         --          --          --          --
       --           --         --          --          --          --          --
       --           --         --          --          --          --          --
       --           --         --          --          --          --        (578)
   (6,182)          --         (1)   (105,368)   (168,047)    (29,209)    (43,578)
       --           --         --     (26,008)    (18,127)    (48,682)    (35,534)
       --           --         --      (1,420)         --      (5,717)     (9,837)
       --           --         --          --          --     (10,829)    (23,024)
      (51)          --         --        (106)         --          --          --
       --           --         --         (26)         --          --          --
       --           --         --          (2)         --          --          --
   (6,233)          --     (2,098)   (132,930)   (186,174)    (94,437)   (112,551)
  102,957       11,446    127,940     209,128     364,697     411,020     383,569
       --           --         --     165,078     326,478   1,597,955   1,030,956
    1,084           --         --      13,243      27,540     219,420      92,237
       --           --         --          --          --     195,478     120,791
    6,090           --      2,017      93,397     147,363      27,951      41,689
       --           --         --      25,815      12,627      46,184      30,015
       --           --         --       1,377          --       5,613       9,805
       --           --         --          --          --      10,759      23,602
  (77,144)     (15,902)  (196,549)   (303,497)   (299,406)   (338,469)   (278,683)
       --           --         --    (190,419)   (201,679)   (860,914)   (422,781)
      (85)          --         --     (11,708)    (17,990)    (85,739)    (38,588)
       --           --         --          --          --    (100,279)    (38,054)
   32,902       (4,456)   (66,592)      2,414     359,630   1,128,979     954,558
       --           --         --          --          --          --          --
   11,723       (7,298)   (56,343)   (747,773)   (346,503)  1,029,066   1,174,915
  203,261      210,559    266,902   2,037,479   2,383,982   3,025,793   1,850,878
 $214,984     $203,261  $ 210,559  $1,289,706  $2,037,479  $4,054,859  $3,025,793
 $     --     $     --  $      --  $       --  $       --  $       --  $       --

Statements of Changes in Net Assets cont'd

                                                             CENTURY FUND
                                                         ---------------------
  Neuberger Berman Equity Funds                                Year       Year
                                                              Ended      Ended
                                                         August 31, August 31,
                                                               2002       2001
  (000's omitted)
  Number of Fund Shares:
  Sold:
  Investor Class                                           1,361         828
  Trust Class                                                 --           1
  Advisor Class                                               --          --
  Institutional Class                                         --          --
  Issued on reinvestment of dividends and distributions:
  Investor Class                                              --          --
  Trust Class                                                 --          --
  Advisor Class                                               --          --
  Institutional Class                                         --          --
  Redeemed:
  Investor Class                                            (885)     (1,374)
  Trust Class                                               (154)         (9)
  Advisor Class                                               --          --
  Institutional Class                                         --          --
  Net increase (decrease) in shares outstanding              322        (554)


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


           FASCIANO FUND                FOCUS FUND           GENESIS FUND
  ----------------------------------------------------------------------------

        Year  Two Months      Year       Year       Year       Year       Year
       Ended       Ended     Ended      Ended      Ended      Ended      Ended
  August 31,  August 31,  June 30, August 31, August 31, August 31, August 31,
        2002        2001      2001       2002       2001       2002       2001
      2,995          335    3,747     6,673      8,679     20,089     20,144
         --           --       --     7,052     10,718     53,745     37,499
        121           --       --       853      1,254     12,627      5,627
         --           --       --        --         --      6,951      4,643
        189           --       62     2,775      4,028      1,426      2,418
         --           --       --     1,040        466      1,646      1,215
         --           --       --        79         --        339        671
         --           --       --        --         --        404      1,009
     (2,312)        (467)  (5,885)   (9,821)    (7,324)   (17,003)   (14,712)
         --           --       --    (8,346)    (6,788)   (29,696)   (15,471)
        (11)          --       --      (709)      (790)    (5,158)    (2,396)
         --           --       --        --         --     (3,657)    (1,477)
        982         (132)  (2,076)     (404)    10,243     41,713     39,170

Statements of Changes in Net Assets cont'd

                                                                             GUARDIAN FUND
                                                                        ------------------------
Neuberger Berman Equity Funds                                                  Year         Year
                                                                              Ended        Ended
                                                                         August 31,   August 31,
                                                                               2002         2001
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $   18,304  $    24,397
Net realized gain (loss) on investments                                   (114,705)     122,010
Change in net unrealized appreciation (depreciation) of investments       (321,607)    (622,168)
Net increase (decrease) in net assets resulting from operations           (418,008)    (475,761)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                             (15,944)     (17,542)
Trust Class                                                                 (3,128)      (5,875)
Advisor Class                                                                  (91)         (56)
Institutional Class                                                             --           --
Net realized gain on investments:
Investor Class                                                                  --     (390,973)
Trust Class                                                                     --     (130,338)
Advisor Class                                                                   --       (1,225)
Institutional Class                                                             --           --
Tax return of capital:
Investor Class                                                                  --           --
Trust Class                                                                     --           --
Advisor Class                                                                   --           --
Total distributions to shareholders                                        (19,163)    (546,009)
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                              89,876      131,140
Trust Class                                                                 73,381      172,157
Advisor Class                                                                2,368        3,178
Institutional Class                                                             --           --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              14,739      383,676
Trust Class                                                                  3,094      135,496
Advisor Class                                                                   91        1,280
Institutional Class                                                             --           --
Payments for shares redeemed:
Investor Class                                                            (422,295)    (472,209)
Trust Class                                                               (208,277)    (585,474)
Advisor Class                                                               (5,363)      (2,848)
Institutional Class                                                             --           --
Net increase (decrease) from Fund share transactions                      (452,386)    (233,604)
Effect of Tax-Free Reorganization (Note G)                                      --           --
Net Increase (Decrease) in Net Assets                                     (889,557)  (1,255,374)
Net Assets:
Beginning of period                                                      2,578,999    3,834,373
End of period                                                           $1,689,442  $ 2,578,999
Accumulated undistributed net investment income (loss) at end of period $    1,029  $     1,028


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002



        INTERNATIONAL FUND       MANHATTAN FUND        MILLENNIUM FUND
       ------------------------------------------------------------------
             Year       Year       Year        Year       Year       Year
            Ended      Ended      Ended       Ended      Ended      Ended
       August 31, August 31, August 31,  August 31, August 31, August 31,
             2002       2001       2002        2001       2002       2001
       $    267   $     416  $  (3,101) $   (4,383) $  (1,109) $  (1,973)
        (12,849)      1,535   (117,314)   (286,302)   (28,630)   (93,927)
          3,542     (43,441)   (14,083)   (355,740)    (8,214)   (55,214)
         (9,040)    (41,490)  (134,498)   (646,425)   (37,953)  (151,114)
           (159)         --         --          --         --         --
             --          --         --          --         --         --
             --          --         --          --         --         --
             --          --         --          --         --         --
           (318)    (33,077)    (3,495)   (287,829)        --    (40,338)
             (4)       (579)      (202)    (21,155)        --     (1,121)
             --          --        (13)       (799)        --         --
             --          --         --          --         --         --
             --          --       (236)         --         --        (52)
             --          --        (15)         --         --         --
             --          --         (1)         --         --         --
           (481)    (33,656)    (3,962)   (309,783)        --    (41,511)
         27,669      71,930    125,777     233,963    153,693    138,308
          2,211       4,499     16,571      53,891      3,287      3,301
             --          --      1,162       2,123        286         43
             --          --         --          --         --         --
            448      31,110      3,536     265,998         --     39,347
              4         476        216      21,104         --      1,095
             --          --         13         795         --         --
             --          --         --          --         --         --
        (39,767)   (124,848)  (216,619)   (291,278)  (173,179)  (192,929)
         (3,006)     (5,743)   (22,674)    (98,918)    (4,332)    (5,731)
             --          --       (503)     (2,611)        --       (176)
             --          --         --          --         --         --
        (12,441)    (22,576)   (92,521)    185,067    (20,245)   (16,742)
             --          --         --          --         --         --
        (21,962)    (97,722)  (230,981)   (771,141)   (58,198)  (209,367)
        100,034     197,756    551,493   1,322,634    125,844    335,211
       $ 78,072   $ 100,034  $ 320,512  $  551,493  $  67,646  $ 125,844
       $    202   $     137  $      --  $       --  $      --  $      --

Statements of Changes in Net Assets cont'd

                                                             GUARDIAN FUND
                                                         ---------------------
  Neuberger Berman Equity Funds                                Year       Year
                                                              Ended      Ended
                                                         August 31, August 31,
                                                               2002       2001
  (000's omitted)
  Number of Fund Shares:
  Sold:
  Investor Class                                            6,528      8,272
  Trust Class                                               6,865     13,857
  Advisor Class                                               194        232
  Institutional Class                                          --         --
  Issued on reinvestment of dividends and distributions:
  Investor Class                                            1,114     26,584
  Trust Class                                                 294     11,908
  Advisor Class                                                 8        100
  Institutional Class                                          --         --
  Redeemed:
  Investor Class                                          (31,477)   (29,235)
  Trust Class                                             (19,564)   (47,323)
  Advisor Class                                              (439)      (210)
  Institutional Class                                          --         --
  Net increase (decrease) in shares outstanding           (36,477)   (15,815)


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


        INTERNATIONAL FUND      MANHATTAN FUND        MILLENNIUM FUND
       -----------------------------------------------------------------
             Year       Year       Year       Year       Year       Year
            Ended      Ended      Ended      Ended      Ended      Ended
       August 31, August 31, August 31, August 31, August 31, August 31,
             2002       2001       2002       2001       2002       2001
         2,480       4,489     21,317     26,231     12,007      7,982
           186         262      1,848      3,064        220        163
            --          --        127        131         29          5
            --          --         --         --         --         --
            40       2,230        540     27,282         --      2,310
            --          32         22      1,401         --         58
            --          --          1         50         --         --
            --          --         --         --         --         --
        (3,557)     (7,709)   (36,040)   (31,500)   (13,479)   (10,831)
          (250)       (336)    (2,486)    (6,669)      (301)      (294)
            --          --        (54)      (219)        --        (26)
            --          --         --         --         --         --
        (1,101)     (1,032)   (14,725)    19,771     (1,524)      (633)

Statements of Changes in Net Assets_cont'd


                                                                             PARTNERS FUND
                                                                        -----------------------
Neuberger Berman Equity Funds                                                  Year        Year
                                                                              Ended       Ended
                                                                         August 31,  August 31,
                                                                               2002        2001
(000's omitted)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)                                            $    2,324  $    7,700
Net realized gain (loss) on investments                                   (137,689)     43,010
Change in net unrealized appreciation (depreciation) of investments       (197,776)   (307,872)
Net increase (decrease) in net assets resulting from operations           (333,141)   (257,162)
Distributions to Shareholders From:
Net investment income:
Investor Class                                                              (6,328)    (14,171)
Trust Class                                                                   (833)     (3,514)
Advisor Class                                                                   --         (33)
Institutional Class                                                             --          --
Net realized gain on investments:
Investor Class                                                             (30,058)   (160,887)
Trust Class                                                                 (8,055)    (31,944)
Advisor Class                                                                 (742)     (2,275)
Institutional Class                                                             --          --
Tax return of capital:
Investor Class                                                                  --          --
Trust Class                                                                     --          --
Advisor Class                                                                   --          --
Total distributions to shareholders                                        (46,016)   (212,824)
From Fund Share Transactions:
Proceeds from shares sold:
Investor Class                                                              54,026      60,192
Trust Class                                                                100,772     125,110
Advisor Class                                                               10,983       8,166
Institutional Class                                                             --          --
Proceeds from reinvestment of dividends and distributions:
Investor Class                                                              34,935     167,973
Trust Class                                                                  8,835      35,188
Advisor Class                                                                  741       2,306
Institutional Class                                                             --          --
Payments for shares redeemed:
Investor Class                                                            (275,412)   (359,034)
Trust Class                                                               (179,610)   (228,970)
Advisor Class                                                              (17,458)    (13,393)
Institutional Class                                                             --          --
Net increase (decrease) from Fund share transactions                      (262,188)   (202,462)
Effect of Tax-Free Reorganization (Note G)                                      --          --
Net Increase (Decrease) in Net Assets                                     (641,345)   (672,448)
Net Assets:
Beginning of period                                                      2,195,535   2,867,983
End of period                                                           $1,554,190  $2,195,535
Accumulated undistributed net investment income (loss) at end of period $    2,095  $    7,097


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


       REAL ESTATE FUND        REGENCY FUND        SOCIALLY RESPONSIVE FUND
    ------------------------------------------------------------------------
           Period from
           May 1, 2002
         (Commencement          Year         Year         Year         Year
     of Operations) to         Ended        Ended        Ended        Ended
            August 31,    August 31,   August 31,   August 31,   August 31,
                  2002          2002         2001         2002         2001
    $              108   $       (21) $       (19) $       192  $         3
                  (106)       (1,963)       5,103       (3,125)      11,077
                   (48)       (1,872)      (3,451)     (10,538)     (29,836)
                   (46)       (3,856)       1,633      (13,471)     (18,756)
                    --           (12)          --         (260)          --
                   (62)          (19)          --           --           --
                    --            --           --           --           --
                    --            --           --           --           --
                    --        (1,735)        (702)      (7,224)          --
                    --        (2,411)      (4,771)      (2,526)          --
                    --            --           --           --           --
                    --            --           --           --           --
                    --            (7)          --         (233)          --
                    --           (10)          --          (82)          --
                    --            --           --           --           --
                   (62)       (4,194)      (5,473)     (10,325)          --
                    --         9,449       13,629       15,962       16,025
                12,687           320        3,050        9,634        9,145
                    --            --           --           --           76
                    --            --           --           --           --
                    --         1,694          696        7,454           --
                    21         2,438        4,669        2,568           --
                    --            --           --           --           --
                    --            --           --           --           --
                    --        (7,077)      (9,138)     (23,563)     (25,750)
                  (421)      (10,067)      (3,578)     (20,646)      (6,805)
                    --            --           --           --         (331)
                    --            --           --           --           --
                12,287        (3,243)       9,328       (8,591)      (7,640)
                    --            --           --           --        5,687
                12,179       (11,293)       5,488      (32,387)     (20,709)
                    --        41,446       35,958      116,127      136,836
    $           12,179   $    30,153  $    41,446  $    83,740  $   116,127
    $               71   $        --  $        19  $        --  $        65

Statements of Changes in Net Assets cont'd

                                                             PARTNERS FUND
                                                         ---------------------
  Neuberger Berman Equity Funds                                Year       Year
                                                              Ended      Ended
                                                         August 31, August 31,
                                                               2002       2001
  (000's omitted)
  Number of Fund Shares:
  Sold:
  Investor Class                                            2,752      2,732
  Trust Class                                               6,611      7,363
  Advisor Class                                               813        559
  Institutional Class                                          --         --
  Issued on reinvestment of dividends and distributions:
  Investor Class                                            1,742      8,053
  Trust Class                                                 572      2,188
  Advisor Class                                                55        165
  Institutional Class                                          --         --
  Redeemed:
  Investor Class                                          (14,154)   (16,117)
  Trust Class                                             (11,950)   (13,497)
  Advisor Class                                            (1,324)      (921)
  Institutional Class                                          --         --
  Net increase (decrease) in shares outstanding           (14,883)    (9,475)


See Notes to Financial Statements

                                               NEUBERGER BERMAN AUGUST 31, 2002


        REAL ESTATE FUND       REGENCY FUND       SOCIALLY RESPONSIVE FUND
      --------------------------------------------------------------------
            Period from
            May 1, 2002
          (Commencement         Year        Year        Year         Year
      of Operations) to        Ended       Ended       Ended        Ended
             August 31,   August 31,  August 31,  August 31,   August 31,
                   2002         2002        2001        2002         2001
                     --          812       1,054         909          798
                  1,284           32         250         788          656
                     --           --          --          --            8
                     --           --          --          --           --
                     --          153          56         424           --
                      2          251         429         211           --
                     --           --          --          --           --
                     --           --          --          --           --
                     --         (623)       (707)     (1,337)      (1,287)
                    (44)      (1,082)       (333)     (1,987)        (484)
                     --           --          --          --          (35)
                     --           --          --          --           --
                  1,242         (457)        749        (992)        (344)

Notes to Financial Statements Equity Funds

     Note A--Summary of Significant Accounting Policies:

1 General: Neuberger Berman Equity Funds (the "Trust") is a Delaware business trust organized pursuant to a Trust Instrument dated December 23, 1992. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Trust is comprised of the following twelve separate operating series, each of which (except Neuberger Berman Focus Fund ) is diversified: Neuberger Berman Century Fund ("Century"), Neuberger Berman Fasciano Fund ("Fasciano"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Fund ("International"), Neuberger Berman Manhattan Fund ("Manhattan"), Neuberger Berman Millennium Fund ("Millennium"), Neuberger Berman Partners Fund ("Partners"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Regency Fund ("Regency"), and Neuberger Berman Socially Responsive Fund ("Socially Responsive") (individually a "Fund," collectively, the "Funds"). Eleven Funds offer Investor Class shares, ten offer Trust Class shares, seven offer Advisor Class shares, and one offers Institutional Class shares. The Investor and Advisor Classes of Fasciano, the Trust Class of Real Estate, and the Advisor Class of Millennium had no operations until March 24, 2001, May 24, 2002, May 1, 2002 and May 3, 2002, respectively, other than matters relating to their organization and registration of their shares under the 1933 Act. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

     The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2 Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3 Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4 Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the

                                               NEUBERGER BERMAN AUGUST 31, 2002

     accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Funds participated as plaintiffs. The amounts of such proceeds for the year ended August 31, 2002 were $2,513,822, $4,163, $13,185,195, $6,957, and $1,845,731 for
     Focus, Genesis, Guardian, Manhattan, and Partners, respectively.

5 Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Regency, and Socially Responsive to continue to and the intention of Real Estate to qualify as regulated investment companies by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve them from all, or substantially all, U.S. Federal income taxes. Accordingly, each Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6 Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

7 Dividends and distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, are normally distributed in December. Guardian and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($3,239,905 expiring in 2008, $18,886,740 expiring in 2009 and $9,229,870 expiring in 2010 for Century, $27,997,365 expiring in 2009 and $71,963,076 expiring in 2010 for Millennium, and $949,924, $23,343,648, $45,760,276, $6,773,088, $323,654,143, $34,488,256, and
     $1,771,919 expiring in 2010 for Fasciano, Focus, Guardian, International, Manhattan, Partners, and Regency, respectively, determined as of August 31, 2002), it is the policy of each Fund not to distribute such gains. The capital loss carryforwards shown above for Century include $685,257 expiring in 2008 and $17,304,656 expiring in 2009, which were acquired on August 2, 2002 in the merger with Neuberger Berman Technology Fund ("Technology"). The use of these losses to offset future gains may be limited in a given year.

     Each Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statements of Assets and Liabilities.

Notes to Financial Statements Equity Funds cont'd


     The tax character of distributions paid during the periods ended August 31, 2002 and 2001 were as follows:

     Distributions Paid From:

                                                                       Tax Return of
                        Ordinary Income      Long-Term Capital Gain       Capital                Total
                           2002        2001         2002         2001     2002    2001         2002         2001
Century             $        -- $        -- $         -- $         -- $     -- $    -- $         -- $         --
Fasciano                     --          --    6,181,969           --   51,008      --    6,232,977           --
Focus                 4,693,887  30,590,141  128,102,051  137,456,999  134,242      --  132,930,180  168,047,140
Genesis              25,651,142  31,426,165   68,786,286   12,151,451       --      --   94,437,428   43,577,616
Guardian             19,162,965  41,733,109           --  369,335,656       --      --   19,162,965  411,068,765
International           481,213     273,863           --   32,803,527       --      --      481,213   33,077,390
Manhattan                    --  26,337,415    3,710,184  261,491,176  251,980      --    3,962,164  287,828,591
Millennium                   --  31,446,592           --    8,891,195       --  52,088           --   40,389,875
Partners              7,326,158  14,171,266   38,690,199  160,887,971       --      --   46,016,357  175,059,237
Real Estate              62,222          --           --           --       --      --       62,222           --
Regency               2,099,213     591,452    2,078,607      110,271   16,614      --    4,194,434      701,723
Socially Responsive   1,590,778          --    8,419,091           --  315,227      --   10,325,096           --

     As of August 31, 2002, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                    Undistributed Undistributed     Unrealized           Loss
                         Ordinary     Long-Term   Appreciation  Carryforwards
                           Income          Gain (Depreciation)  and Deferrals          Total
Century              $       --    $       --   $  (2,525,631) $ (35,116,198) $ (37,641,829)
Fasciano                     --            --      22,886,162     (2,967,264)    19,918,898
Focus                        --            --     (70,748,959)   (23,372,121)   (94,121,080)
Genesis                      --     1,922,121     523,046,581     (1,016,317)   523,952,385
Guardian              1,028,853            --    (154,174,043)  (134,032,439)  (287,177,629)
International           211,443            --      (2,705,462)   (16,888,319)   (19,382,338)
Manhattan                    --            --     (24,297,251)  (401,084,907)  (425,382,158)
Millennium                   --            --      (9,347,424)  (121,732,597)  (131,080,021)
Partners              2,095,288            --    (134,003,513)  (137,425,489)  (269,333,714)
Real Estate              70,725            --        (139,832)       (14,589)       (83,696)
Regency                      --            --        (439,728)    (1,812,922)    (2,252,650)
Socially Responsive          --            --      (1,578,939)    (3,189,909)    (4,768,848)

     The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gain (loss) on certain forward foreign currency contracts.

8 Expense allocation: Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributed to a Fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

                                               NEUBERGER BERMAN AUGUST 31, 2002


9 Call options: Premiums received by each Fund upon writing a covered call option are recorded in the liability section of each Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated. A Fund bears the risk of a decline in the price of the security during the period, although any potential loss during the period would be reduced by the amount of the option premium received. In general, written covered call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. All securities covering outstanding options are held in escrow by the custodian bank.

     Summary of option transactions for the year ended August 31, 2002:

                                                       Value When
              Guardian                        Number      Written
              Contracts outstanding 8/31/01   4,794  $ 1,766,000
              Contracts written              12,692    3,891,000
              Contracts expired              (4,409)    (485,000)
              Contracts exercised                 0            0
              Contracts closed              (13,077)  (5,172,000)
                                            -------  -----------
              Contracts outstanding 8/31/02       0  $         0
                                            -------  -----------

10 Financial futures contracts: Each Fund may buy and sell stock index futures contracts for purposes of managing cash flow. Century, Fasciano, International, Millennium, Real Estate, and Socially Responsive may each buy and sell financial futures contracts to hedge against a possible decline in the value of their portfolio securities. International may also buy currency futures contracts for non-hedging purposes. At the time a Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Funds as unrealized gains or losses.

     Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

     For U.S. Federal income tax purposes, the futures transactions undertaken by a Fund may cause that Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may

Notes to Financial Statements Equity Funds cont'd

     affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

     During the period ended August 31, 2002, Century, Fasciano, Focus, Genesis, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive did not enter into any financial futures contracts. During the year ended August 31, 2002, International entered into various financial futures contracts. At August 31, 2002, there were no open positions.

     At August 31, 2002, open positions in financial futures contracts for Guardian were as follows:

                                                          Unrealized
            Expiration          Open Contracts Position Depreciation
            September 2002 105 S&P 500 Futures   Long    $3,016,125

     At August 31, 2002, Guardian had deposited $3,000,000 Freddie Mac, Discount Notes, 1.65%, due 10/1/02 and 465,000 common shares of Philip Morris, in a segregated account to cover margin requirements on open financial futures contracts.

11 Forward foreign currency contracts: The Funds may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. International may also enter into such contracts to increase or decrease its exposure to a currency other than U.S. dollars. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by each Fund. The Funds have no specific limitation on the percentage of assets which may be committed to these types of contracts. The Funds could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

12 Security lending: Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Funds make security loans. The Funds will not lend securities on which covered call options have been written, or lend securities on terms which would prevent the Funds from qualifying as regulated investment companies. The Funds entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Funds receive cash collateral equal to at least 100% of the current market value of the loaned securities. The Funds invest the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. Income earned on the investment vehicle is paid to Morgan monthly. The Funds receive a fee, payable monthly,

                                               NEUBERGER BERMAN AUGUST 31, 2002

     negotiated by the Funds and Morgan, based on the number and duration of the lending transactions. This income is reflected in the Statements of Operations under the caption Interest income.

     The following table shows the value of the securities loaned and the corresponding collateral at August 31, 2002, and the income earned on loaned securities during the period ended August 31, 2002:

                                Value of
                              Securities     Value of  Income Earned on
                                  Loaned   Collateral Loaned Securities
        Century             $  2,102,000 $  2,144,000          $  3,000
        Fasciano              18,773,000   19,148,000            38,000
        Focus                 60,258,000   61,463,000           247,000
        Genesis               34,862,000   35,559,000           275,000
        Guardian             220,279,000  224,684,000           422,000
        International          4,266,000    4,351,000            36,000
        Manhattan             74,182,000   75,665,000           662,000
        Millennium            13,933,000   14,212,000           400,000
        Partners              72,210,000   73,654,000           312,000
        Real Estate              734,000      749,000                --
        Regency                3,755,000    3,830,000             9,000
        Socially Responsive   17,760,000   18,115,000            23,000

13 Repurchase agreements: Each Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. Each Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. Each Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.
14 Organization expenses: Organization expenses incurred by Real Estate are being amortized on a straight-line basis over a twelve-month period. At August 31, 2002, the unamortized balance of such expenses amounted to $47,639.
15 Redemption of fund shares: The Investor and Trust Classes of International and the Trust Class of Real Estate charge a redemption fee of 2%, 2%, and 1%, respectively, on shares redeemed or exchanged for shares of another fund within 180 days or less of the purchase date. All redemption fees are paid to and recorded by each class as Paid-in capital. For the period ended August 31, 2002, the Investor and Trust Classes of International and the Trust Class of Real Estate received $214,180, $10,242 and $3,774, respectively, in redemption fees.
16 Adoption of new accounting standards: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide became effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the Funds' financial statements.
17 Affiliated transactions: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Funds may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), an affiliated fund managed by Management. The Cash Fund seeks to provide as high a level of current in-

Notes to Financial Statements Equity Funds cont'd

     come as is consistent with the preservation of capital and the maintenance of liquidity. The Funds do not pay Management an investment management fee associated with their investment in the Cash Fund. Income earned on the investment is reflected in the Statements of Operations under the caption Interest income. The following table shows the income earned on this investment during the period ended August 31, 2002:

                                          Income Earned on
                                             the Cash Fund
                      Century                   $   11,000
                      Fasciano                     103,000
                      Focus                         67,000
                      Genesis                    4,236,000
                      Guardian                   2,865,000
                      International                121,000
                      Manhattan                    274,000
                      Millennium                    46,000
                      Partners                     376,000
                      Real Estate                    2,000
                      Regency                       30,000
                      Socially Responsive               --

18 Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated pro rata among its respective classes.

     Note B--Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

     Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                      First    Next    Next    Next    Next    Next    Next    Next
                       $250    $250    $250    $250    $500    $500    $500    $1.5
                    million million million million million million million billion Thereafter
Century              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Fasciano             0.85%    0.85%  0.825%  0.825%  0.80%   0.775%   0.75%  0.725%   0.725%
Focus                0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Genesis              0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Guardian             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
International        0.85%   0.825%   0.80%  0.775%  0.75%   0.725%  0.725%   0.70%    0.70%
Manhattan            0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Millennium           0.85%    0.80%   0.75%   0.70%  0.65%    0.65%   0.65%   0.65%    0.65%
Partners             0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Real Estate          0.85%    0.85%   0.85%   0.85%  0.85%    0.85%   0.85%   0.85%    0.85%
Regency              0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%
Socially Responsive  0.55%   0.525%   0.50%  0.475%  0.45%   0.425%  0.425%  0.425%    0.40%

                                               NEUBERGER BERMAN AUGUST 31, 2002


     Prior to June 7, 2001, each Fund paid Management a fee according to the following table:

     Investment Management Fee as a Percentage of Average Daily Net Assets:

                           First    Next    Next    Next    Next
                            $250    $250    $250    $250    $500
                         million million million million million Thereafter
     Century              0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     Fasciano             0.85%    0.85%  0.85%    0.85%  0.85%     0.85%
     Focus                0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     Genesis              0.85%    0.80%  0.75%    0.70%  0.65%     0.65%
     Guardian             0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     International        0.85%   0.825%  0.80%   0.775%  0.75%    0.725%
     Manhattan            0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     Millennium           0.85%    0.80%  0.75%    0.70%  0.65%     0.65%
     Partners             0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     Regency              0.55%   0.525%  0.50%   0.475%  0.45%    0.425%
     Socially Responsive  0.55%   0.525%  0.50%   0.475%  0.45%    0.425%

     Each Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Fund's Investor Class (except Fasciano) pays Management an administration fee at the annual rate of 0.26% of its average daily net assets, each Fund's Trust Class and Advisor Class pays Management an administration fee at the annual rate of 0.40% of its average daily net assets, and the Investor Class of Fasciano and the Institutional Class of Genesis pay Management an administration fee at the annual rate of 0.15% of its average daily net assets.

     Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

     Fasciano Company, Inc. acted as the investment adviser to the Fasciano Fund, Inc. (the "Predecessor"), from its inception through March 23, 2001, and was paid 1.00% of the average daily net assets for management and administration services.

     For the Trust Class of Focus, Guardian, Millennium, Partners, Real Estate, Regency and Socially Responsive, and the Advisor Class of each Fund, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The trustees of the Trust have adopted plans (each a "Plan") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes of shares, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class' and 0.25% of such Advisor Class' average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Notes to Financial Statements Equity Funds cont'd


     Management has contractually undertaken to reimburse operating expenses (including fees payable to Management but excluding interest, taxes, brokerage commissions and extraordinary expenses) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

                                                                       Reimbursement
                                                                     from Management
                                            Expense             for the Period Ended
Class                                Limitation/(1)/ Expiration      August 31, 2002
Century Fund Investor Class               1.50%       12/31/11              $ 92,854
Fasciano Fund Advisor Class               1.90%         5/1/12                 3,885
Focus Fund Trust Class                    1.50%       12/31/04                    --
Focus Fund Advisor Class                  1.50%       12/31/13                    --
Genesis Fund Trust Class                  1.50%       12/31/04                    --
Genesis Fund Advisor Class                1.50%       12/31/13                    --
Genesis Fund Institutional Class          0.85%       12/31/13               125,435
Guardian Fund Trust Class                 1.50%       12/31/04                    --
Guardian Fund Advisor Class               1.50%       12/31/13                    --
International Fund Investor Class         1.70%       12/31/04                    --
International Fund Trust Class            2.00%       12/31/11                14,339
Manhattan Fund Trust Class                1.50%       12/31/04                    --
Manhattan Fund Advisor Class              1.50%       12/31/13                13,719
Millennium Fund Investor Class            1.75%       12/31/04                    --
Millennium Fund Trust Class               1.75%       12/31/13                11,319
Millennium Fund Advisor Class             1.90%         5/1/12                 4,015
Partners Fund Trust Class                 1.50%       12/31/04                    --
Partners Fund Advisor Class               1.50%       12/31/13                    --
Real Estate Fund Trust Class              1.50%        4/30/05               101,341
Regency Fund Investor Class               1.50%       12/31/11                    --
Regency Fund Trust Class                  1.50%       12/31/11                27,988
Socially Responsive Fund Trust Class      1.50%       12/31/04                    --

     (1)Expense limitation per annum of the respective class' average daily net assets.

     Through March 23, 2001, Fasciano Company, Inc., agreed to reimburse the Predecessor to the extent that total operating expenses, excluding brokers' commissions and other charges relative to the purchase and sale of portfolio securities, interest charges, taxes, litigation and other extraordinary expenses, exceeded 2.00% of average net assets. No amounts were reimbursed to Fasciano's Predecessor under this arrangement.

     The Investor Classes of Century, International, Millennium, and Regency and the Trust Class, Advisor Class, and Institutional Class of each fund have agreed to repay Management for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended August 31, 2002, the Investor Classes of Century, International, and Millennium and the Trust Class, Advisor Class, and Institutional Class of each fund did not reimburse Management. During the period ended August 31, 2002,

                                               NEUBERGER BERMAN AUGUST 31, 2002

     the Investor Class of Regency reimbursed Management $7,795 under this agreement. At August 31, 2002, contingent liabilities to Management under the agreement were as follows:

                   Century Fund Investor Class      $231,469
                   Regency Fund Investor Class        79,771
                   International Fund Trust Class     10,626
                   Millennium Fund Trust Class         7,507
                   Real Estate Fund Trust Class      101,341
                   Regency Fund Trust Class          151,906
                   Fasciano Fund Advisor Class         3,885
                   Manhattan Fund Advisor Class        9,671
                   Millennium Fund Advisor Class       4,014
                   Genesis Fund Institutional Class   92,173

     Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to each Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to each Fund. Several individuals who are officers and/or trustees of the Trust are also employees of Neuberger and/or Management.

     Each class of shares also has a distribution agreement with Management. Management receives no commissions for sales or redemptions of shares of beneficial interest of each share class, but receives fees from certain classes under the Plan, as described above.

     Each Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statements of Operations under the caption Custodian fees, was a reduction of $1, $76, $559, $5,341, $786, $223, $322, $367, $485, $0, $28, and $506
     for Century, Fasciano, Focus, Genesis, Guardian, International, Manhattan, Millennium, Partners, Real Estate, Regency, and Socially Responsive, respectively.

     Note C--Securities Transactions:

     During the period ended August 31, 2002, there were purchase and sale transactions (excluding short-term securities, financial futures contracts, foreign currency contracts, and option contracts) as follows:

                                        Purchases          Sales
               Century             $   23,320,000 $   21,800,000
               Fasciano                80,157,000     49,652,000
               Focus                  447,373,000    557,720,000
               Genesis              1,556,835,000    666,708,000
               Guardian             1,779,662,000  2,036,532,000
               International           52,038,000     54,888,000
               Manhattan              420,359,000    504,358,000
               Millennium             128,221,000    144,912,000
               Partners             1,043,914,000  1,328,888,000
               Real Estate             15,619,000      3,360,000
               Regency                 42,926,000     50,048,000
               Socially Responsive     62,498,000     77,348,000

Notes to Financial Statements Equity Funds cont'd


     During the year ended August 31, 2002, International had entered into various contracts to deliver currencies at specified future dates. At August 31, 2002, open contracts were as follows:

                            In Exchange Settlement            Net Unrealized
   Purchase       Contracts         For       Date      Value   Depreciation
   Euro Dollar    1,738,676 $1,701,730   3/26/03   $1,690,523        $11,207

                            In Exchange Settlement            Net Unrealized
   Sell           Contracts         For       Date      Value   Depreciation
   Japanese Yen 201,025,719 $1,701,730   3/26/03   $1,710,511        $ 8,781

     During the period ended August 31, 2002, there were brokerage commissions on securities paid to Neuberger and other brokers as follows:

                                                  Other
                                   Neuberger    Brokers      Total
              Century             $   29,000 $   13,000 $   42,000
              Fasciano                75,000    104,000    179,000
              Focus                  774,000  1,030,000  1,804,000
              Genesis                988,000  1,915,000  2,903,000
              Guardian             3,664,000  3,540,000  7,204,000
              International               --    239,000    239,000
              Manhattan              404,000    512,000    916,000
              Millennium              47,000    170,000    217,000
              Partners             1,846,000  1,928,000  3,774,000
              Real Estate             17,000     21,000     38,000
              Regency                 95,000     39,000    134,000
              Socially Responsive    159,000     43,000    202,000

     Note D--Line of Credit:

     At August 31, 2002, each Fund (except International and Real Estate) was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which each Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that an individual Fund will have access to the entire $200,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at August 31, 2002. During the year ended August 31, 2002, none of the Funds utilized this line of credit.

     At August 31, 2002, International was one of two holders of a single $20,000,000 uncommitted, secured line of credit with State Street to be used only for temporary or emergency purposes or for leverage. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Another investment company managed by Management also participates in this line of credit on the same terms. Because another investment company participates, there is no assurance that an individual Fund will have access to the entire $20,000,000 at any particular time. International had no loans outstanding pursuant to this line of credit at August 31, 2002, nor had it utilized this line of credit at any time prior to that date.

                                               NEUBERGER BERMAN AUGUST 31, 2002


     Note E--Investments In Non-Controlled Affiliates*:

                                Balance of                      Balance of                      Dividends
                                    Shares     Gross      Gross     Shares                    Included in
                                      Held Purchases      Sales       Held        Value Dividend Income--
Focus                           August 31,       and        and August 31,   August 31,    Non-Controlled
Name of Issuer                        2001 Additions Reductions       2002         2002        Affiliates

Furniture Brands International  3,945,000         --   905,000  3,040,000  $ 76,760,000        $       --
International Rectifier         2,333,000    892,000        --  3,225,000    70,176,000                --
Nationwide Financial Services** 1,597,500         --   402,700  1,194,800    36,441,000           762,000
Pacific Sunwear of California** 1,785,000     20,000 1,805,000         --            --                --
Tech Data**                     3,272,500     65,000   765,200  2,572,300    85,066,000                --

                                Balance of                      Balance of                      Dividends
                                    Shares     Gross      Gross     Shares                    Included in
                                      Held Purchases      Sales       Held        Value Dividend Income--
Genesis                         August 31,       and        and August 31,   August 31,    Non-Controlled
Name of Issuer                        2001 Additions Reductions       2002         2002        Affiliates

AAR Corp.**                     1,528,350         -- 1,528,350         --  $         --        $   34,000
Actel Corp.                     1,288,600    160,000        --  1,448,600    20,527,000                --
AFC Enterprises                   614,900    962,100        --  1,577,000    35,656,000                --
Alberto-Culver Class A**        1,261,900    414,500        --  1,676,400    78,707,000           518,000
Alliant Techsystems**             546,050    573,413   280,301    839,162    57,248,000                --
Annuity and Life Re               996,400    453,200        --  1,449,600     5,334,000           270,000
AptarGroup Inc.                 2,671,800    756,800        --  3,428,600   110,058,000           763,000
Black Box                         712,800    305,000        --  1,017,800    35,328,000                --
CEC Entertainment               1,128,200    362,900        --  1,491,100    54,455,000                --
Church & Dwight                 2,135,000    611,000        --  2,746,000    85,950,000           728,000
Concerto Software                 814,700     11,700        --    826,400     5,752,000                --
Dionex Corp.                    1,013,700     82,100        --  1,095,800    29,378,000                --
Electronics for Imaging         1,780,600  1,493,800        --  3,274,400    49,214,000                --
Engineered Support Systems             --    760,900        --    760,900    41,470,000            13,000
Fair, Isaac & Co.**               862,350    781,175    29,900  1,613,625    57,203,000           104,000
The First Years                   475,500         --        --    475,500     4,945,000            48,000
Haemonetics Corp.               1,105,800    791,800        --  1,897,600    52,108,000                --
Hancock Fabrics                        --  1,286,800        --  1,286,800    18,723,000           101,000
IDEXX Laboratories              1,176,600    711,600        --  1,888,200    54,928,000                --
IHOP Corp.                        638,900    454,500        --  1,093,400    27,084,000                --
Kaydon Corp.                    1,483,600     75,000        --  1,558,600    32,886,000           726,000
K-V Pharmaceutical                     --  1,566,700        --  1,566,700    30,159,000                --
Mentor Corp.                    1,753,000    400,000        --  2,153,000    71,180,000           231,000
OceanFirst Financial              557,100    264,550    28,000    793,650    18,587,000           542,000
R.H. Donnelley                    678,700  1,182,200        --  1,860,900    46,262,000                --
Simpson Manufacturing             700,100    821,700        --  1,521,800    46,719,000                --
Scottish Annuity and Life
 Holdings**                       891,500         --   812,000     79,500     1,337,000           193,000
Wallace Computer Services       2,679,200    250,000   100,000  2,829,200    52,397,000         1,871,000
Zebra Technologies**            1,182,300    367,500        --  1,549,800    84,139,000                --

     * Affiliated issuers, as defined in the 1940 Act, include issuers in which the Fund held 5% or more of the outstanding voting securities.
     ** At August 31, 2002, the issuers of these securities were no longer affiliated with the Fund.

Notes to Financial Statements Equity Funds cont'd


     Note F--Cessation of Operations:

     On October 2, 2001, the Board of Trustees of Neuberger Berman Equity Funds approved the cessation of the operations of the Trust Classes of Neuberger Berman Century Fund and Neuberger Berman Technology Fund. The Trust Classes of Neuberger Berman Century Fund and Neuberger Berman Technology Fund ceased operations on December 14, 2001 and January 15, 2002, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

     On September 7, 2000 and December 6, 2000, the Board of Trustees of Neuberger Berman Equity Assets approved the cessation of the operations of Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets, respectively. Neuberger Berman Socially Responsive Assets and Neuberger Berman Millennium Assets ceased operations on December 1, 2000 and December 14, 2000, respectively. Shareholders received the net asset value per share for all shares they owned at that date. This may have been a taxable event for those shareholders not participating in a qualified retirement vehicle.

     Note G--Mergers and Reorganizations:

     On August 2, 2002, Century acquired all of the net assets of Technology pursuant to a plan of reorganization approved by the Board of Trustees on June 5, 2002. The merger was accomplished by a tax-free exchange of 850,982 shares of Century (valued at $3,940,048) for the 1,938,608 shares of Technology outstanding on August 2, 2002. Technology's net assets at that date ($3,940,048), including $1,102,656 of unrealized depreciation, were combined with those of Century. The aggregate net assets of Century and Technology immediately before the merger were $10,760,841 and $3,940,048, respectively, resulting in aggregate net assets of $14,700,889 immediately after the merger.

     After the close of business on March 23, 2001, Fasciano acquired all of the assets and assumed all of the liabilities of the Predecessor, a Maryland corporation which commenced operations on August 1, 1987 as a private investment company, and registered with the Securities and Exchange Commission on June 30, 1988 as a diversified, open-end management investment company. The acquisition was pursuant to an Agreement and Plan of Reorganization approved by the Predecessor's shareholders on March 15, 2001.

     The acquisition was treated as a tax-free reorganization and accordingly, any unrealized appreciation or depreciation on the securities on the date of the acquisition was treated as a non-taxable event by the Predecessor. As such, Fasciano's basis in the securities acquired reflected their historical cost basis as of the date of transfer. The net assets and net unrealized appreciation of the Predecessor as of March 23, 2001, were $186,409,744 and $5,737,684, respectively. Effective August 31, 2001,
     Fasciano changed its fiscal year end from June 30 to August 31.

     The investment objectives, policies, and limitations of the Predecessor are substantially identical to those of Fasciano. For financial reporting purposes, the Predecessor's operating history prior to the acquisition is reflected in the financial statements and financial highlights of the Fund. Certain prior year financial statement items have been reclassified to conform to the current period presentation.

                                               NEUBERGER BERMAN AUGUST 31, 2002


     Through the close of business on December 15, 2000, each Fund (except Fasciano and Real Estate) was organized as a "feeder" fund in a "master-feeder" structure. Accordingly, each Fund (except Fasciano and Real Estate) invested its assets in a corresponding Portfolio of Equity Managers Trust ("Portfolios") (Global Managers Trust, with respect to International Fund) sponsored by Management, having the same investment objective and policies as the respective Fund. In addition, other regulated investment companies sponsored by Management simultaneously invested in the Portfolios.

     After the close of business on December 15, 2000, in a tax-free reorganization, each Fund (except Fasciano and Real Estate) redeemed its interest, in kind, in its corresponding Portfolio and re-designated all its outstanding shares as Investor Class Shares. Each Fund (except Fasciano and Real Estate) also created additional classes of shares (Trust Class, and, for certain Funds, Advisor Class and Institutional Class), which were exchanged for assets of the various series of Neuberger Berman Equity Trust, Neuberger Berman Equity Assets, and Neuberger Berman Equity Series, respectively, also on a tax-free basis. These transactions resulted in the conversion of the "master-feeder" structure to a multiple class structure.

     The reorganization, which represented a change in corporate form, had no effect on the net assets or net asset value per share of the Funds and is accounted for by combining the net assets and results of operations of all of the former feeders contributing to the master portfolio as new classes, which along with the Investor Class, Fasciano and Real Estate, constitute the Funds. The effect of the reorganization on the paid-in-capital of the Funds is shown in the Statements of Changes in Net Assets.

     Immediately following the reorganization, the investment objectives, policies and limitations of each Fund (except Fasciano and Real Estate) were identical to those of its corresponding Portfolio under the prior master/feeder structure (except as approved by shareholders), and the shareholders' indirect interest in the assets of each corresponding Portfolio did not change as a result of this reorganization.

Financial Highlights Century Fund


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                 Period from
                                                                                            December 6, 1999^
                                                                    Year Ended August 31,       to August 31,
                                                                 -------------------------  --------------------
                                                                          2002       2001                2000

Net Asset Value, Beginning of Period                             $   6.50      $  13.44              $  10.00
                                                                 --------      --------              --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.05)         (.08)                 (.05)
Net Gains or Losses on Securities (both realized and unrealized)    (1.56)        (6.86)                 3.49
                                                                 --------      --------              --------
Total From Investment Operations                                    (1.61)        (6.94)                 3.44
                                                                 --------      --------              --------
Net Asset Value, End of Period                                   $   4.89      $   6.50              $  13.44
                                                                 --------      --------              --------
Total Return/+//+/                                                (24.77 %)     (51.60 %)             +34.40 %**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   15.5      $   17.5              $   43.6
Ratio of Gross Expenses to Average Net Assets/#/                    1.50 %        1.50 %                 1.50%*
Ratio of Net Expenses to Average Net Assets/++/                     1.50 %        1.50 %                1.50 %*
Ratio of Net Investment Income (Loss) to Average Net Assets          (.89%)        (.86%)                (.81%)*
Portfolio Turnover Rate                                              142 %/##/     107 %                  65 %


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Fasciano Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class                           Year Ended     Two Months Ended
                                         August 31,           August 31,                     Year Ended June 30,
                                         -------------  ---------------------  ------------------------------------------------
                                               2002                 2001       2001(Pounds)   2000(Yen)  1999(Yen)   1998(Yen)

Net Asset Value, Beginning of Period         $33.93               $34.39             $32.55      $31.78     $34.91     $ 27.53
                                             ------               ------             ------      ------     ------     -------

Income From Investment Operations
Net Investment Income (Loss)                   (.16)                (.06)              (.11)        .34        .40         .16
Net Gains or Losses on Securities (both       (1.50)                (.40)              2.24         .82      (2.25)       8.71
 realized and unrealized)                    ------               ------             ------      ------     ------     -------
Total From Investment Operations              (1.66)                (.46)              2.13        1.16      (1.85)       8.87
                                             ------               ------             ------      ------     ------     -------

Less Distributions
From Net Investment Income                       --                   --               (.29)       (.39)      (.03)         --
From Net Capital Gains                        (1.08)                  --                 --          --      (1.25)      (1.49)
                                             ------               ------             ------      ------     ------     -------
Total Distributions                           (1.08)                  --               (.29)       (.39)     (1.28)      (1.49)
                                             ------               ------             ------      ------     ------     -------
Net Asset Value, End of Period               $31.19               $33.93             $34.39      $32.55     $31.78     $ 34.91
                                             ------               ------             ------      ------     ------     -------
Total Return/+//+/                            (4.99%)              (1.34%)**          +6.64%      +3.70%     (5.20%)    +33.20%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)      $214.1               $203.3             $210.6      $266.9     $418.2     $  95.0
Ratio of Gross Expenses to Average Net
 Assets/#/                                     1.36%                1.58%*              1.3%         --%        --%         --%
Ratio of Net Expenses to Average Net
 Assets                                        1.36%                1.58%*              1.3%        1.2%       1.2%        1.3%
Ratio of Net Investment Income
 (Loss) to Average Net Assets                  (.48%)              (1.03%)*             (.4%)       .8 %       1.8%         .2%
Portfolio Turnover Rate                          24%                   4%                 3%         29%        20%         50%

Advisor Class                                                      Period from
                                                                 May 24, 2002^
                                                                 to August 31,
                                                                 -----------------

                                                                          2002
Net Asset Value, Beginning of Period                                   $ 10.00
                                                                       -------

Income From Investment Operations
Net Investment Income (Loss)                                              (.03)
Net Gains or Losses on Securities (both realized and unrealized)         (1.59)
                                                                       -------
Total From Investment Operations                                         (1.62)
                                                                       -------
Net Asset Value, End of Period                                         $  8.38
                                                                       -------
Total Return/+//+/                                                      (16.20%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                $   0.9
Ratio of Gross Expenses to Average Net Assets/#/                          1.90%*
Ratio of Net Expenses to Average Net Assets/++/                           1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.04%)*
Portfolio Turnover Rate                                                     24%


See Notes to Financial Highlights

Financial Highlights Focus Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                             Year Ended August 31,
                                              -----------------------------------------------------
                                                    2002       2001       2000      1999       1998
Net Asset Value, Beginning of Year            $  36.11   $  50.61   $  36.25   $  27.79  $  38.89
                                              --------   --------   --------   --------  --------
Income From Investment Operations
Net Investment Income (Loss)                       .01       (.04)      (.01)       .02       .10
Net Gains or Losses on Securities (both         (10.65)    (10.23)     19.69      10.50     (6.21)
 realized and unrealized)                     --------   --------   --------   --------  --------
Total From Investment Operations                (10.64)    (10.27)     19.68      10.52     (6.11)
                                              --------   --------   --------   --------  --------

Less Distributions
From Net Investment Income                          --         --       (.01)      (.09)     (.06)
From Net Capital Gains                           (2.42)     (4.23)     (5.31)     (1.97)    (4.93)
                                              --------   --------   --------   --------  --------
Total Distributions                              (2.42)     (4.23)     (5.32)     (2.06)    (4.99)
                                              --------   --------   --------   --------  --------
Net Asset Value, End of Year                  $  23.05   $  36.11   $  50.61   $  36.25  $  27.79
                                              --------   --------   --------   --------  --------
Total Return/+//+/                              (31.58%)  (20.40 %)   +59.29%   +38.09 %  (17.37 %)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)         $1,024.6   $1,618.6   $1,996.4   $1,326.6  $1,119.9
Ratio of Gross Expenses to Average Net
 Assets#                                          .87 %      .83 %      .85 %       .85%      .84%
Ratio of Net Expenses to Average Net Assets       .87 %      .83 %      .84 %       .85%      .84%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               .02 %      (.09%)     (.02%)      .03%      .27%
Portfolio Turnover Rate                            25 %       38 %       55 %        57%      64 %

Trust Class/+/                                                     Year Ended August 31,
                                              ---------------------------------------------------------------
                                                    2002       2001          2000          1999          1998
Net Asset Value, Beginning of Year            $  26.66   $  35.33   $  23.62      $  17.14      $  21.27
                                              --------   --------   --------      --------      --------

Income From Investment Operations
Net Investment Income (Loss)                      (.04)      (.08)      (.05)         (.02)          .03
Net Gains or Losses on Securities (both          (7.86)     (7.17)     13.40          6.53         (3.66)
 realized and unrealized)                     --------   --------   --------      --------      --------
Total From Investment Operations                 (7.90)     (7.25)     13.35          6.51         (3.63)
                                              --------   --------   --------      --------      --------

Less Distributions
From Net Investment Income                          --         --         --          (.03)         (.01)
From Net Capital Gains                           (1.78)     (1.42)     (1.64)           --          (.49)
                                              --------   --------   --------      --------      --------
Total Distributions                              (1.78)     (1.42)     (1.64)         (.03)         (.50)
                                              --------   --------   --------      --------      --------
Net Asset Value, End of Year                  $  16.98   $  26.66   $  35.33      $  23.62      $  17.14
                                              --------   --------   --------      --------      --------
Total Return/+//+/                             (31.74 %)  (20.58 %)  +59.02 %      +38.07 %      (17.45 %)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)         $  249.3   $  398.2   $  372.4      $  216.0      $  193.2
Ratio of Gross Expenses to Average Net
 Assets#                                         1.04 %     1.03 %     1.05 %         .95 %         .94 %
Ratio of Net Expenses to Average Net Assets      1.04 %     1.03 %      1.05%/++/     .95 %/++/     .94 %/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               (.15%)     (.28%)     (.22%)        (.07%)        .17 %
Portfolio Turnover Rate                            25 %       38 %       55 %          57 %          64 %

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Focus Fund cont'd

Advisor Class/+/                                                                      Year Ended August 31,
                                                                 ---------------------------------------------------------------
                                                                       2002       2001          2000          1999          1998
Net Asset Value, Beginning of Year                               $  18.64   $  23.57   $  16.18      $  11.31      $  14.34
                                                                 --------   --------   --------      --------      --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.06)      (.15)      (.06)         (.08)         (.03)
Net Gains or Losses on Securities (both realized and unrealized)    (5.48)     (4.78)      8.99          4.96         (2.42)
                                                                 --------   --------   --------      --------      --------
Total From Investment Operations                                    (5.54)     (4.93)      8.93          4.88         (2.45)
                                                                 --------   --------   --------      --------      --------

Less Distributions
From Net Capital Gains                                              (1.24)        --      (1.54)         (.01)         (.58)
                                                                 --------   --------   --------      --------      --------
Net Asset Value, End of Year                                     $  11.86   $  18.64   $  23.57      $  16.18      $  11.31
                                                                 --------   --------   --------      --------      --------
Total Return/+//+/                                                (31.83 %)  (20.92 %)  +58.68 %      +43.15 %      (17.73 %)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $   15.8   $   20.7   $   15.2      $    1.9      $    0.5
Ratio of Gross Expenses to Average Net Assets/#/                    1.28 %     1.47 %     1.50 %        1.50 %        1.50 %
Ratio of Net Expenses to Average Net Assets                         1.28 %     1.47 %     1.50 %/++/    1.50 %/++/    1.50 %/++/
Ratio of Net Investment Income (Loss) to Average Net Assets          (.37%)     (.71%)     (.66%)        (.58%)        (.36%)
Portfolio Turnover Rate                                               25 %       38 %       55 %          57 %          64 %


See Notes to Financial Highlights

Financial Highlights Genesis Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@ /

Investor Class/+/
                                                                            Year Ended August 31,
                                                            -----------------------------------------------------
                                                                  2002      2001      2000     1999          1998
Net Asset Value, Beginning of Year                          $  19.78   $ 18.00   $ 14.39   $ 12.47  $  15.55
                                                            --------   -------   -------   -------  --------

Income From Investment Operations
Net Investment Income (Loss)                                    (.01)     (.01)       --       .11       .11
Net Gains or Losses on Securities                                .51      2.83      3.69      2.27     (3.00)
 (both realized and unrealized)                             --------   -------   -------   -------  --------
Total From Investment Operations                                 .50      2.82      3.69      2.38     (2.89)
                                                            --------   -------   -------   -------  --------

Less Distributions
From Net Investment Income                                        --        --      (.08)     (.12)       --
From Net Capital Gains                                          (.58)    (1.04)       --      (.34)     (.19)
                                                            --------   -------   -------   -------  --------
Total Distributions                                             (.58)    (1.04)     (.08)     (.46)     (.19)
                                                            --------   -------   -------   -------  --------
Net Asset Value, End of Year                                $  19.70   $ 19.78   $ 18.00   $ 14.39  $  12.47
                                                            --------   -------   -------   -------  --------
Total Return/+//+/                                             +2.54%   +16.52%   +25.79%   +19.20%   (18.82%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $1,063.2   $ 978.3   $ 749.0   $ 851.3  $1,079.1
Ratio of Gross Expenses to Average Net Assets/#/                1.10%     1.11%     1.21%     1.17%     1.11%
Ratio of Net Expenses to Average Net Assets                     1.10%     1.11%     1.21%     1.17%     1.10%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets     (.05%)    (.07%)    (.02%)     .61%      .72%
Portfolio Turnover Rate                                           19%       19%       38%       33%       18%

Trust Class/+/
                                                                            Year Ended August 31,
                                                            -----------------------------------------------------
                                                                  2002       2001      2000     1999         1998
Net Asset Value, Beginning of Year                          $  28.33   $  25.34   $ 20.26   $ 17.28  $ 21.45
                                                            --------   --------   -------   -------  -------

Income From Investment Operations
Net Investment Income (Loss)                                    (.02)      (.03)       --       .13      .12
Net Gains or Losses on Securities                                .72       4.06      5.19      3.17    (4.14)
 (both realized and unrealized)                             --------   --------   -------   -------  -------
Total From Investment Operations                                 .70       4.03      5.19      3.30    (4.02)
                                                            --------   --------   -------   -------  -------

Less Distributions
From Net Investment Income                                        --         --      (.11)     (.12)      --
From Net Capital Gains                                          (.84)     (1.04)       --      (.20)    (.15)
                                                            --------   --------   -------   -------  -------
Total Distributions                                             (.84)     (1.04)     (.11)     (.32)    (.15)
                                                            --------   --------   -------   -------  -------
Net Asset Value, End of Year                                $  28.19   $  28.33   $ 25.34   $ 20.26  $ 17.28
                                                            --------   --------   -------   -------  -------
Total Return/+//+/                                             +2.49%    +16.50%   +25.76%   +19.15%  (18.88%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                       $2,237.3   $1,520.1   $ 770.9   $ 591.1  $ 704.5
Ratio of Gross Expenses to Average Net Assets/#/                1.13%      1.15%     1.21%     1.23%    1.17%
Ratio of Net Expenses to Average Net Assets                     1.13%      1.15%     1.21%     1.23%    1.17%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets     (.07%)     (.11%)    (.02%)     .54%     .68%
Portfolio Turnover Rate                                           19%        19%       38%       33%      18%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Genesis Fund cont'd


Advisor Class/+/                                                                   Year Ended August 31,
                                                                 ---------------------------------------------------------
                                                                     2002      2001         2000         1999         1998
Net Asset Value, Beginning of Year                               $16.72   $ 15.84   $ 12.64      $ 10.67      $ 13.21
                                                                 ------   -------   -------      -------      -------

Income From Investment Operations
Net Investment Income (Loss)                                       (.06)     (.07)     (.04)         .01          .02
Net Gains or Losses on Securities (both realized and unrealized)    .43      2.42      3.25         1.99        (2.52)
                                                                 ------   -------   -------      -------      -------
Total From Investment Operations                                    .37      2.35      3.21         2.00        (2.50)
                                                                 ------   -------   -------      -------      -------

Less Distributions
From Net Investment Income                                           --        --      (.01)        (.03)          --
From Net Capital Gains                                             (.49)    (1.47)       --           --         (.04)
                                                                 ------   -------   -------      -------      -------
Total Distributions                                                (.49)    (1.47)     (.01)        (.03)        (.04)
                                                                 ------   -------   -------      -------      -------
Net Asset Value, End of Year                                     $16.60   $ 16.72   $ 15.84      $ 12.64      $ 10.67
                                                                 ------   -------   -------      -------      -------
Total Return/+//+/                                                +2.22%   +16.18%   +25.42%      +18.75%      (18.99%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $298.2   $ 169.7   $  99.0      $  81.8      $  24.5
Ratio of Gross Expenses to Average Net Assets/#/                   1.39%     1.46%     1.50%        1.50%        1.50%
Ratio of Net Expenses to Average Net Assets                        1.39%     1.46%     1.50%/++/    1.50%/++/    1.50%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets        (.33%)    (.42%)    (.31%)        .16%         .60%
Portfolio Turnover Rate                                              19%       19%       38%          33%          18%

Institutional Class/+/                                                                         Period from
                                                                                             July 1, 1999^
                                                                   Year Ended August 31,     to August 31,
                                                                 --------------------------  -----------------
                                                                    2002     2001     2000            1999
Net Asset Value, Beginning of Period                             $26.88  $ 25.41  $ 20.28           $21.01
                                                                 ------  -------  -------           ------

Income From Investment Operations
Net Investment Income (Loss)                                        .05      .05      .08              .02
Net Gains or Losses on Securities (both realized and unrealized)    .69     3.87     5.20             (.75)
                                                                 ------  -------  -------           ------
Total From Investment Operations                                    .74     3.92     5.28             (.73)
                                                                 ------  -------  -------           ------

Less Distributions
From Net Investment Income                                           --     (.06)    (.04)              --
From Net Capital Gains                                             (.79)   (2.39)    (.11)              --
                                                                 ------  -------  -------           ------
Total Distributions                                                (.79)   (2.45)    (.15)              --
                                                                 ------  -------  -------           ------
Net Asset Value, End of Period                                   $26.83  $ 26.88  $ 25.41           $20.28
                                                                 ------  -------  -------           ------
Total Return/+//+/                                                +2.77%  +16.87%  +26.22%           (3.47%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $456.3  $ 357.7  $ 232.1           $224.2
Ratio of Gross Expenses to Average Net Assets/#/                    .85%     .85%     .85%             .85%*
Ratio of Net Expenses to Average Net Assets/++/                     .85%     .85%     .85%             .85%*
Ratio of Net Investment Income (Loss) to Average Net Assets         .20%     .19%     .34%             .48%*
Portfolio Turnover Rate                                              19%      19%      38%              33%

See Notes to Financial Highlights

Financial Highlights Guardian Fund


The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                               Year Ended August 31,
                                                                 ----------------------------------------------------

                                                                       2002       2001      2000      1999       1998
Net Asset Value, Beginning of Year                               $  14.30   $  20.22   $  22.72  $  21.32  $  31.41
                                                                 --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                                          .12        .13        .14       .18       .18
Net Gains or Losses on Securities (both realized and unrealized)    (2.77)     (2.82)      2.99      5.29     (6.09)
                                                                 --------   --------   --------  --------  --------
Total From Investment Operations                                    (2.65)     (2.69)      3.13      5.47     (5.91)
                                                                 --------   --------   --------  --------  --------

Less Distributions
From Net Investment Income                                           (.12)      (.13)      (.15)     (.16)     (.18)
From Net Capital Gains                                                 --      (3.10)     (5.48)    (3.91)    (4.00)
                                                                 --------   --------   --------  --------  --------
Total Distributions                                                  (.12)     (3.23)     (5.63)    (4.07)    (4.18)
                                                                 --------   --------   --------  --------  --------
Net Asset Value, End of Year                                     $  11.53   $  14.30   $  20.22  $  22.72  $  21.32
                                                                 --------   --------   --------  --------  --------
Total Return/+//+/                                                 (18.64%)   (13.36%)   +16.84%   +26.12%   (20.80%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $1,337.1   $1,999.5   $2,713.2  $3,441.0  $4,210.8
Ratio of Gross Expenses to Average Net Assets/#/                      .88%       .84%       .84%      .82%      .79%
Ratio of Net Expenses to Average Net Assets                           .88%       .84%       .84%      .82%      .79%
Ratio of Net Investment Income (Loss) to Average Net Assets           .84%       .83%       .64%      .70%      .59%
Portfolio Turnover Rate                                                85%        88%        83%       73%       60%

Trust Class/+/                                                                 Year Ended August 31,
                                                                 --------------------------------------------------

                                                                      2002      2001      2000      1999       1998
Net Asset Value, Beginning of Year                               $ 11.27   $ 15.44   $  16.36  $  14.24  $  19.47
                                                                 -------   -------   --------  --------  --------

Income From Investment Operations

Net Investment Income (Loss)                                         .08       .09        .09       .12       .09
Net Gains or Losses on Securities (both realized and unrealized)   (2.18)    (2.16)      2.23      3.57     (3.93)
                                                                 -------   -------   --------  --------  --------
Total From Investment Operations                                   (2.10)    (2.07)      2.32      3.69     (3.84)
                                                                 -------   -------   --------  --------  --------

Less Distributions
From Net Investment Income                                          (.07)     (.09)      (.10)     (.10)     (.10)
From Net Capital Gains                                                --     (2.01)     (3.14)    (1.47)    (1.29)
                                                                 -------   -------   --------  --------  --------
Total Distributions                                                 (.07)    (2.10)     (3.24)    (1.57)    (1.39)
                                                                 -------   -------   --------  --------  --------
Net Asset Value, End of Year                                     $  9.10   $ 11.27   $  15.44  $  16.36  $  14.24
                                                                 -------   -------   --------  --------  --------
Total Return/+//+/                                                (18.72%)  (13.47%)   +16.72%   +26.07%   (20.88%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 335.3   $ 555.4   $1,093.6  $1,251.2  $1,529.5
Ratio of Gross Expenses to Average Net Assets/#/                    1.02%      .98%       .91%      .88%      .87%
Ratio of Net Expenses to Average Net Assets                         1.02%      .98%       .91%      .88%      .87%
Ratio of Net Investment Income (Loss) to Average Net Assets          .71%      .69%       .58%      .65%      .50%
Portfolio Turnover Rate                                               85%       88%        83%       73%       60%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Guardian Fund cont'd

Advisor Class/+/                                                 Year Ended August 31,
                                              -----------------------------------------------------------
                                                    2002       2001      2000          1999          1998
Net Asset Value, Beginning of Year            $  12.75   $  15.60   $  13.54  $  10.81      $  13.88
                                              --------   --------   --------  --------      --------
Income From Investment Operations
Net Investment Income (Loss)                       .06        .05         --        --          (.02)
Net Gains or Losses on Securities (both          (2.47)     (2.19)      2.16      2.73         (2.92)
 realized and unrealized)                     --------   --------   --------  --------      --------
Total From Investment Operations                 (2.41)     (2.14)      2.16      2.73         (2.94)
                                              --------   --------   --------  --------      --------

Less Distributions
From Net Investment Income                        (.05)      (.03)      (.01)       --            --
From Net Capital Gains                              --       (.68)      (.09)       --          (.13)
                                              --------   --------   --------  --------      --------
Total Distributions                               (.05)      (.71)      (.10)       --          (.13)
                                              --------   --------   --------  --------      --------
Net Asset Value, End of Year                  $  10.29   $  12.75   $  15.60  $  13.54      $  10.81
                                              --------   --------   --------  --------      --------
Total Return/+//+/                             (18.95 %)  (13.74 %)  +16.04 %  +25.25 %      (21.34 %)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)         $   17.0   $   24.1   $   27.5  $   24.8      $   17.5
Ratio of Gross Expenses to Average Net
 Assets/#/                                       1.24 %     1.32 %     1.48 %    1.50 %        1.50 %
Ratio of Net Expenses to Average Net Assets      1.24 %     1.32 %     1.47 %    1.50 %/++/    1.50 %/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                               .48 %      .35 %       -- %     .03 %         (.16%)
Portfolio Turnover Rate                            85 %       88 %       83 %      73 %          60 %


See Notes to Financial Highlights

Financial Highlights International Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                 Year Ended August 31,
                                                                 -------------------------------------------------------
                                                                     2002      2001      2000          1999         1998
Net Asset Value, Beginning of Year                               $11.81   $ 20.82   $ 16.76   $ 13.85       $14.83
                                                                 ------   -------   -------   -------       ------
Income From Investment Operations
Net Investment Income (Loss)                                        .03       .05      (.07)     (.08)        (.03)
Net Gains or Losses on Securities (both realized and unrealized)  (1.18)    (4.74)     4.35      3.00         (.81)
                                                                 ------   -------   -------   -------       ------
Total From Investment Operations                                  (1.15)    (4.69)     4.28      2.92         (.84)
                                                                 ------   -------   -------   -------       ------

Less Distributions
From Net Investment Income                                         (.02)       --      (.01)       --           --
From Net Capital Gains                                             (.04)    (4.32)     (.21)     (.01)        (.14)
                                                                 ------   -------   -------   -------       ------
Total Distributions                                                (.06)    (4.32)     (.22)     (.01)        (.14)
                                                                 ------   -------   -------   -------       ------
Net Asset Value, End of Year                                     $10.60   $ 11.81   $ 20.82   $ 16.76       $13.85
                                                                 ------   -------   -------   -------       ------
Total Return/+//+/                                                (9.76%)  (25.71%)  +25.43%   +21.09%       (5.69%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 77.1   $  98.2   $ 193.7   $ 112.5       $125.5
Ratio of Gross Expenses to Average Net Assets/#/                  1.69 %    1.56 %    1.43 %    1.61 %       1.71 %
Ratio of Net Expenses to Average Net Assets                       1.69 %    1.56 %    1.43 %     1.61%/(S)/  1.70 %/(S)/
Ratio of Net Investment Income (Loss) to Average Net Assets        .31 %     .33 %     (.33%)    (.43%)       (.24%)
Portfolio Turnover Rate                                             63 %      61 %      80 %      94 %         46 %

Trust Class/+/                                                                                               Period from
                                                                                                          June 29, 1998^
                                                                         Year Ended August 31,             to August 31,
                                                                 ---------------------------------------  ------------------
                                                                     2002      2001      2000      1999             1998
Net Asset Value, Beginning of Period                             $12.56   $ 21.24   $ 16.92   $ 13.87            $ 17.13
                                                                 ------   -------   -------   -------            -------
Income From Investment Operations
Net Investment Income (Loss)                                       (.01)       --      (.08)     (.07)              (.02)
Net Gains or Losses on Securities (both realized and unrealized)  (1.15)    (4.82)     4.61      3.12              (3.24)
                                                                 ------   -------   -------   -------            -------
Total From Investment Operations                                  (1.16)    (4.82)     4.53      3.05              (3.26)
                                                                 ------   -------   -------   -------            -------

Less Distributions
From Net Investment Income                                           --        --      (.01)       --                 --
From Net Capital Gains                                             (.04)    (3.86)     (.20)       --                 --
                                                                 ------   -------   -------   -------            -------
Total Distributions                                                (.04)    (3.86)     (.21)       --                 --
                                                                 ------   -------   -------   -------            -------
Net Asset Value, End of Period                                   $11.36   $ 12.56   $ 21.24   $ 16.92            $ 13.87
                                                                 ------   -------   -------   -------            -------
Total Return/+//+/                                                (9.25%)  (25.43%)  +26.72%   +21.99%            (19.03%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $  0.9   $   1.8   $   4.0   $   2.4            $   1.8
Ratio of Gross Expenses to Average Net Assets/#/                   1.99%     1.86%     1.53%     1.70%              1.70%*
Ratio of Net Expenses to Average Net Assets/++/                    1.99%     1.86%     1.53%     1.70%              1.70%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (.09%)      --%     (.43%)    (.49%)             (.54%)*
Portfolio Turnover Rate                                             63 %      61 %      80 %      94 %               46 %


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Manhattan Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                              Year Ended August 31,
                                                                 --------------------------------------------------
                                                                      2002      2001       2000      1999      1998
Net Asset Value, Beginning of Year                               $  6.63   $ 21.01   $  12.07   $  9.42   $ 14.51
                                                                 -------   -------   --------   -------   -------
Income From Investment Operations
Net Investment Income (Loss)                                        (.04)     (.05)      (.08)     (.06)     (.05)
Net Gains or Losses on Securities (both realized and unrealized)   (1.84)    (8.97)     10.22      3.54     (1.20)
                                                                 -------   -------   --------   -------   -------
Total From Investment Operations                                   (1.88)    (9.02)     10.14      3.48     (1.25)
                                                                 -------   -------   --------   -------   -------

Less Distributions
From Net Capital Gains                                              (.05)    (5.36)     (1.20)     (.83)    (3.84)
                                                                 -------   -------   --------   -------   -------
Net Asset Value, End of Year                                     $  4.70   $  6.63   $  21.01   $ 12.07   $  9.42
                                                                 -------   -------   --------   -------   -------
Total Return/+//+/                                                (28.57%)  (51.10%)   +87.89%   +37.40%   (11.02%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $ 300.5   $ 517.8   $1,178.6   $ 566.0   $ 476.6
Ratio of Gross Expenses to Average Net Assets/#/                    1.05%      .95%       .92%     1.00%      .95%
Ratio of Net Expenses to Average Net Assets                         1.05%      .95%       .92%     1.00%      .94%
Ratio of Net Investment Income (Loss) to Average Net Assets         (.69%)    (.52%)     (.52%)    (.50%)    (.42%)
Portfolio Turnover Rate                                              98 %     102 %      105 %     115 %      90 %

Trust Class/+/                                                                     Year Ended August 31,
                                                                 ----------------------------------------------------------
                                                                      2002      2001         2000         1999         1998
Net Asset Value, Beginning of Year                               $ 10.23   $ 26.01   $ 15.02      $ 11.61      $ 15.77
                                                                 -------   -------   -------      -------      -------
Income From Investment Operations
Net Investment Income (Loss)                                        (.07)     (.11)     (.11)        (.11)        (.07)
Net Gains or Losses on Securities (both realized and unrealized)   (2.83)   (12.03)    12.64         4.29        (1.40)
                                                                 -------   -------   -------      -------      -------
Total From Investment Operations                                   (2.90)   (12.14)    12.53         4.18        (1.47)
                                                                 -------   -------   -------      -------      -------

Less Distributions
From Net Capital Gains                                              (.07)    (3.64)    (1.54)        (.77)       (2.69)
                                                                 -------   -------   -------      -------      -------
Net Asset Value, End of Year                                     $  7.26   $ 10.23   $ 26.01      $ 15.02      $ 11.61
                                                                 -------   -------   -------      -------      -------
Total Return/+//+/                                                (28.54%)  (51.16%)  +87.95%      +36.24%      (11.23%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  18.2   $  32.0   $ 138.6      $  45.3      $  46.1
Ratio of Gross Expenses to Average Net Assets/#/                    1.11%     1.07%     1.02%        1.11%        1.04%
Ratio of Net Expenses to Average Net Assets                         1.11%     1.07%     1.02%/++/    1.11%/++/    1.04%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.75%)    (.66%)    (.62%)       (.61%)       (.52%)
Portfolio Turnover Rate                                              98 %     102 %     105 %        115 %         90 %


See Notes to Financial Highlights

Financial Highlights Manhattan Fund cont'd

Advisor Class/+/                                              Year Ended August 31,
                                              ------------------------------------------------------
                                                    2002       2001       2000       1999       1998
Net Asset Value, Beginning of Year            $  10.77   $  27.05   $  14.54   $  10.76   $  13.75
                                              --------   --------   --------   --------   --------

Income From Investment Operations
Net Investment Income (Loss)                      (.11)      (.16)      (.21)      (.04)      (.11)
Net Gains or Losses on Securities (both          (2.97)    (12.62)     12.72       3.92      (1.22)
 realized and unrealized)                     --------   --------   --------   --------   --------
Total From Investment Operations                 (3.08)    (12.78)     12.51       3.88      (1.33)
                                              --------   --------   --------   --------   --------

Less Distributions
From Net Capital Gains                            (.08)     (3.50)        --       (.10)     (1.66)
                                              --------   --------   --------   --------   --------
Net Asset Value, End of Year                  $   7.61   $  10.77   $  27.05   $  14.54   $  10.76
                                              --------   --------   --------   --------   --------
Total Return/+//+/                             (28.81 %)  (51.43 %)  +86.04 %   +36.09 %   (11.29 %)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)         $    1.8   $    1.8   $    5.4   $    1.7   $    0.2
Ratio of Gross Expenses to Average Net
 Assets#                                         1.50 %     1.50 %     1.50 %     1.50 %     1.50 %
Ratio of Net Expenses to Average Net
 Assets/++/                                      1.50 %     1.50 %     1.50 %     1.50 %     1.50 %
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (1.14%)    (1.05%)    (1.09%)    (1.00%)     (.98%)
Portfolio Turnover Rate                            98 %      102 %      105 %      115 %       90 %


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Millennium Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                                                             Period from
                                                                                                        October 20, 1998^
                                                                        Year Ended August 31,               to August 31,
                                                                 -------------------------------------  -----------------------
                                                                       2002       2001           2000                1999
Net Asset Value, Beginning of Period                             $  14.35   $  36.02   $  19.49                  $  10.00
                                                                 --------   --------   --------                  --------

Income From Investment Operations
Net Investment Income (Loss)                                         (.14)      (.21)      (.24)                     (.10)
Net Gains or Losses on Securities (both realized and unrealized)    (4.85)    (16.36)     18.61                      9.59
                                                                 --------   --------   --------                  --------
Total From Investment Operations                                    (4.99)    (16.57)     18.37                      9.49
                                                                 --------   --------   --------                  --------

Less Distributions
From Net Capital Gains                                                 --      (5.09)     (1.84)                       --
Tax Return of Capital                                                  --       (.01)        --                        --
                                                                 --------   --------   --------                  --------
Total Distributions                                                    --      (5.10)     (1.84)                       --
                                                                 --------   --------   --------                  --------
Net Asset Value, End of Period                                   $   9.36   $  14.35   $  36.02                  $  19.49
                                                                 --------   --------   --------                  --------
Total Return/+//+/                                                (34.77 %)  (48.32 %)  +96.88 %                  +94.90 %**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   63.1   $  118.0   $  315.5                  $   66.4
Ratio of Gross Expenses to Average Net Assets/#/                    1.62 %     1.47 %     1.38 %                    1.76 %*
Ratio of Net Expenses to Average Net Assets                         1.62 %     1.47 %     1.38 %/(S)/               1.75 %*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (1.05%)    (1.08%)     (.94%)                   (1.23%)*
Portfolio Turnover Rate                                              126 %      158 %      176 %                     208 %

Trust Class/+/                                                                                         Period from
                                                                                                 November 4, 1998^
                                                                     Year Ended August 31,           to August 31,
                                                                 ------------------------------  --------------------
                                                                      2002      2001      2000                1999
Net Asset Value, Beginning of Period                             $ 15.82   $ 34.10   $ 18.20               $ 10.00
                                                                 -------   -------   -------               -------

Income From Investment Operations
Net Investment Income (Loss)                                        (.17)     (.28)     (.27)                 (.10)
Net Gains or Losses on Securities (both realized and unrealized)   (5.35)   (15.89)    17.45                  8.30
                                                                 -------   -------   -------               -------
Total From Investment Operations                                   (5.52)   (16.17)    17.18                  8.20
                                                                 -------   -------   -------               -------
Less Distributions
From Net Capital Gains                                                --     (2.11)    (1.28)                   --
                                                                 -------   -------   -------               -------
Net Asset Value, End of Period                                   $ 10.30   $ 15.82   $ 34.10               $ 18.20
                                                                 -------   -------   -------               -------
Total Return/+//+/                                                (34.89%)  (48.45%)  +96.66%               +82.00%**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $   4.3   $   7.9   $  19.5               $   2.2
Ratio of Gross Expenses to Average Net Assets/#/                   1.75 %    1.75 %    1.75 %                1.76 %*
Ratio of Net Expenses to Average Net Assets/++/                    1.75 %    1.75 %    1.75 %                1.75 %*
Ratio of Net Investment Income (Loss) to Average Net Assets        (1.18%)   (1.35%)   (1.31%)               (1.24%)*
Portfolio Turnover Rate                                             126 %     158 %     176 %                 208 %

See Notes to Financial Highlights

Financial Highlights Millennium Fund cont'd

Advisor Class
                                                                   Period from
                                                                 May 3, 2002/^/
                                                                 to August 31,
                                                                 -----------------

                                                                          2002

Net Asset Value, Beginning of Period                                   $ 10.00
                                                                       -------
Income From Investment Operations
Net Investment Income (Loss)                                              (.04)
Net Gains or Losses on Securities (both realized and unrealized)         (3.04)
                                                                       -------
Total From Investment Operations                                         (3.08)
                                                                       -------
Net Asset Value, End of Period                                         $  6.92
                                                                       -------
Total Return/+//+/                                                      (30.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                $   0.2
Ratio of Gross Expenses to Average Net Assets/#/                          1.90%*
Ratio of Net Expenses to Average Net Assets/++/                           1.90%*
Ratio of Net Investment Income (Loss) to Average Net Assets              (1.28%)*
Portfolio Turnover Rate                                                    126%


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Partners Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                            Year Ended August 31,
                                              ----------------------------------------------------
                                                    2002       2001      2000      1999       1998
Net Asset Value, Beginning of Year              $  20.54   $  25.03   $  26.42  $  22.97  $  31.60
                                                --------   --------   --------  --------  --------

Income From Investment Operations
Net Investment Income (Loss)                         .03        .08        .19       .27       .23
Net Gains or Losses on Securities (both            (3.44)     (2.47)      1.81      5.59     (2.83)
 realized and unrealized)                       --------   --------   --------  --------  --------
Total From Investment Operations                   (3.41)     (2.39)      2.00      5.86     (2.60)
                                                --------   --------   --------  --------  --------
Less Distributions
From Net Investment Income                          (.08)      (.17)      (.29)       --      (.19)
From Net Capital Gains                              (.38)     (1.93)     (3.10)    (2.41)    (5.84)
                                                --------   --------   --------  --------  --------
Total Distributions                                 (.46)     (2.10)     (3.39)    (2.41)    (6.03)
                                                --------   --------   --------  --------  --------
Net Asset Value, End of Year                    $  16.67   $  20.54   $  25.03  $  26.42  $  22.97
                                                --------   --------   --------  --------  --------
Total Return/+//+/                                (16.98%)    (9.68%)    +8.51%   +26.08%   (10.03%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)           $1,209.6   $1,689.4   $2,191.8  $2,854.4  $2,812.7
Ratio of Gross Expenses to Average Net
 Assets/#/                                           .87%       .84%       .84%      .82%      .80%
Ratio of Net Expenses to Average Net Assets          .87%       .84%       .84%      .82%      .80%
Ratio of Net Investment Income (Loss) to
 Average Net Assets                                  .16%       .35%      .60 %      .94%      .78%
Portfolio Turnover Rate                               53%        73%       95 %     132 %      109%

Trust Class/+/                                             Year Ended August 31,
                                              ------------------------------------------------
                                                   2002     2001      2000      1999      1998
Net Asset Value, Beginning of Year              $ 15.81   $18.74    $18.71   $ 15.24   $ 18.80
                                                -------   ------    ------   -------   -------

Income From Investment Operations
Net Investment Income (Loss)                     (.00)     .03        .13       .16        .11
Net Gains or Losses on Securities (both         (2.65)   (1.85)      1.34      3.77      (1.82)
 realized and unrealized)                     -------   ------     ------   -------    -------
Total From Investment Operations                (2.65)   (1.82)      1.47      3.93      (1.71)
                                              -------   ------     ------   -------    -------
Less Distributions
From Net Investment Income                       (.03)    (.11)      (.19)       --       (.08)
From Net Capital Gains                           (.29)   (1.00)     (1.25)     (.46)     (1.77)
                                              -------   ------     ------   -------    -------
Total Distributions                              (.32)   (1.11)     (1.44)     (.46)     (1.85)
                                              -------   ------     ------   -------    -------
Net Asset Value, End of Year                  $ 12.84   $15.81     $18.74   $ 18.71    $ 15.24
                                              -------   ------     ------   -------    -------
Total Return/+//+/                             (17.10%)  (9.81%)    +8.41%   +25.91%    (10.15%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)         $ 314.7   $463.0     $622.6   $ 850.1    $ 729.7
Ratio of Gross Expenses to Average Net
 Assets/#/                                       1.03%    1.00%       .92%      .91%       .90%
Ratio of Net Expenses to Average Net Assets      1.03%    1.00%       .92%      .91%       .90%/++/
Ratio of Net Investment Income (Loss) to
 Average Net Assets                              (.00)%    .19%       .53%      .83%       .70%
Portfolio Turnover Rate                            53%      73%        95%      132%       109%

See Notes to Financial Highlights

Financial Highlights Partners Fund cont'd

Advisor Class/+/                                                               Year Ended August 31,
                                                                 -------------------------------------------------
                                                                      2002      2001    2000     1999         1998

Net Asset Value, Beginning of Year                               $ 13.72   $ 16.03   $15.74  $ 12.59  $ 14.42
                                                                 -------   -------   ------  -------  -------
Income From Investment Operations
Net Investment Income (Loss)                                        (.02)     (.01)     .02      .06      .01
Net Gains or Losses on Securities (both realized and unrealized)   (2.31)    (1.60)    1.17     3.15    (1.51)
                                                                 -------   -------   ------  -------  -------
Total From Investment Operations                                   (2.33)    (1.61)    1.19     3.21    (1.50)
                                                                 -------   -------   ------  -------  -------

Less Distributions
From Net Investment Income                                            --      (.01)    (.01)    (.06)    (.01)
From Net Capital Gains                                              (.25)     (.69)    (.89)      --     (.32)
                                                                 -------   -------   ------  -------  -------
Total Distributions                                                 (.25)     (.70)    (.90)    (.06)    (.33)
                                                                 -------   -------   ------  -------  -------
Net Asset Value, End of Year                                     $ 11.14   $ 13.72   $16.03  $ 15.74  $ 12.59
                                                                 -------   -------   ------  -------  -------
Total Return/+//+/                                                (17.29%)  (10.12%)  +7.99%  +25.51%  (10.69%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  29.9   $  43.1   $ 53.5  $  62.4  $  29.3
Ratio of Gross Expenses to Average Net Assets/#/                    1.22%     1.29%    1.32%    1.31%    1.50%
Ratio of Net Expenses to Average Net Assets                         1.22%     1.29%    1.32%    1.31%    1.50%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         (.19%)    (.10%)    .11%     .41%     .12%
Portfolio Turnover Rate                                               53%       73%      95%     132%     109%


See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Real Estate Fund

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the Financial Statements./@/

Trust Class
                                                                   Period from
                                                                  May 1, 2002^
                                                                 to August 31,
                                                                 -----------------

                                                                          2002

Net Asset Value, Beginning of Period                                    $10.00
                                                                        ------
Income From Investment Operations
Net Investment Income (Loss)                                               .12
Net Gains or Losses on Securities (both realized and unrealized)          (.24)
                                                                        ------
Total From Investment Operations                                          (.12)
                                                                        ------

Less Distributions
From Net Investment Income                                                (.07)
                                                                        ------
Net Asset Value, End of Period                                          $ 9.81
                                                                        ------
Total Return/+//+/                                                       (1.23%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                                 $ 12.2
Ratio of Gross Expenses to Average Net Assets/#/                          1.50%*
Ratio of Net Expenses to Average Net Assets/++/                           1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets               3.53%*
Portfolio Turnover Rate                                                     44%


See Notes to Financial Highlights

Financial Highlights Regency Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/
                                                                                                            Period from
                                                                                                          June 1, 1999/\
                                                                         Year Ended August 31,            to August 31,
                                                                 --------------------------------------  --------------------
                                                                         2002        2001         2000             1999
Net Asset Value, Beginning of Period                             $12.92       $13.02      $  9.82                $10.00
                                                                 ------       ------      -------                ------

Income From Investment Operations
Net Investment Income (Loss)                                       (.01)          --           --                   .01
Net Gains or Losses on Securities (both realized and unrealized)   (.88)         .60         3.38                  (.19)
                                                                 ------       ------      -------                ------
Total From Investment Operations                                   (.89)         .60         3.38                  (.18)
                                                                 ------       ------      -------                ------
Less Distributions
From Net Investment Income                                         (.01)          --         (.02)                   --
From Net Capital Gains                                            (1.44)        (.70)        (.16)                   --
                                                                 ------       ------      -------                ------
Total Distributions                                               (1.45)        (.70)        (.18)                   --
                                                                 ------       ------      -------                ------
Net Asset Value, End of Period                                   $10.58       $12.92      $ 13.02                $ 9.82
                                                                 ------       ------      -------                ------
Total Return/+//+/                                                (7.42%)      +4.81%      +34.95%                (1.80%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 16.7       $ 16.0      $  10.9                $  7.9
Ratio of Gross Expenses to Average Net Assets/#/                   1.50%        1.50%        1.51%                 1.51%*
Ratio of Net Expenses to Average Net Assets                        1.50%/(S)/   1.50%/++/   1.50 %/++/             1.50%*/++/
Ratio of Net Investment Income (Loss) to Average Net Assets        (.07%)       (.02%)         --%                  .66%*
Portfolio Turnover Rate                                             119%         256%         200%                   42%

Trust Class/+/

                                                                                                            Period from
                                                                                                         June 10, 1999/\
                                                                         Year Ended August 31,            to August 31,
                                                                 --------------------------------------  --------------------
                                                                         2002        2001         2000             1999
Net Asset Value, Beginning of Period                             $11.30       $13.15      $  9.76                $10.00
                                                                 ------       ------      -------                ------

Income From Investment Operations
Net Investment Income (Loss)                                       (.00)        (.01)          --                   .01
Net Gains or Losses on Securities (both realized and unrealized)   (.78)         .55         3.40                  (.25)
                                                                 ------       ------      -------                ------
Total From Investment Operations                                   (.78)         .54         3.40                  (.24)
                                                                 ------       ------      -------                ------
Less Distributions
From Net Investment Income                                         (.01)          --         (.01)                   --
From Net Capital Gains                                            (1.27)       (2.39)          --                    --
                                                                 ------       ------      -------                ------
Total Distributions                                               (1.28)       (2.39)        (.01)                   --
                                                                 ------       ------      -------                ------
Net Asset Value, End of Period                                   $ 9.24       $11.30      $ 13.15                $ 9.76
                                                                 ------       ------      -------                ------
Total Return/+//+/                                                (7.45%)      +4.77%      +34.86%                (2.40%)**

Ratios/Supplemental Data
Net Assets, End of Period (in millions)                          $ 13.4       $ 25.4      $  25.1                $  0.4
Ratio of Gross Expenses to Average Net Assets/#/                   1.50%        1.50%        1.51%                 1.51%*
Ratio of Net Expenses to Average Net Assets/++/                    1.50%        1.50%        1.50%                 1.50%*
Ratio of Net Investment Income (Loss) to Average Net Assets        (.04%)       (.06%)       (.01%)                 .57%*
Portfolio Turnover Rate                                             119%         256%         200%                   42%

See Notes to Financial Highlights

                                               NEUBERGER BERMAN AUGUST 31, 2002

Financial Highlights Socially Responsive Fund

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements./@/

Investor Class/+/                                                            Year Ended August 31,
                                                                 ---------------------------------------------

                                                                      2002      2001    2000     1999     1998
Net Asset Value, Beginning of Year                               $ 18.96   $ 21.01   $21.33  $ 16.32  $17.79
                                                                 -------   -------   ------  -------  ------

Income From Investment Operations
Net Investment Income (Loss)                                         .04       .02       --      .02     .07
Net Gains or Losses on Securities (both realized and unrealized)   (1.83)    (2.07)     .57     5.94   (1.11)
                                                                 -------   -------   ------  -------  ------
Total From Investment Operations                                   (1.79)    (2.05)     .57     5.96   (1.04)
                                                                 -------   -------   ------  -------  ------
Less Distributions
From Net Investment Income                                          (.06)       --     (.02)    (.07)   (.03)
From Net Capital Gains                                             (1.67)       --     (.87)    (.88)   (.40)
Tax Return of Capital                                               (.05)       --       --       --      --
                                                                 -------   -------   ------  -------  ------
Total Distributions                                                (1.78)       --     (.89)    (.95)   (.43)
                                                                 -------   -------   ------  -------  ------
Net Asset Value, End of Year                                     $ 15.39   $ 18.96   $21.01  $ 21.33  $16.32
                                                                 -------   -------   ------  -------  ------
Total Return/+//+/                                                (10.62%)   (9.76%)  +2.96%  +37.09%  (6.02%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  71.2   $  87.8   $107.6  $ 118.9  $ 82.5
Ratio of Gross Expenses to Average Net Assets/#/                   1.17 %    1.13 %   1.12 %   1.10 %  1.10 %
Ratio of Net Expenses to Average Net Assets                        1.17 %    1.13 %   1.12 %   1.10 %  1.10 %
Ratio of Net Investment Income (Loss) to Average Net Assets         .21 %     .08 %    .01 %    .12 %   .43 %
Portfolio Turnover Rate                                              60 %      83 %     76 %     53 %    47 %

Trust Class/+/                                                                      Year Ended August 31,
                                                                 -----------------------------------------------------------

                                                                      2002         2001        2000         1999        1998
Net Asset Value, Beginning of Year                               $ 13.07   $ 14.53      $14.41      $ 10.64      $11.43
                                                                 -------   -------      ------      -------      ------

Income From Investment Operations
Net Investment Income (Loss)                                         .01      (.03)       (.02)          --         .03
Net Gains or Losses on Securities (both realized and unrealized)   (1.28)    (1.43)        .40         3.90        (.71)
                                                                 -------   -------      ------      -------      ------
Total From Investment Operations                                   (1.27)    (1.46)        .38         3.90        (.68)
                                                                 -------   -------      ------      -------      ------
Less Distributions
From Net Investment Income                                            --        --          --         (.03)       (.01)
From Net Capital Gains                                             (1.14)       --        (.25)        (.10)       (.10)
Tax Return of Capital                                               (.04)       --        (.01)          --          --
                                                                 -------   -------      ------      -------      ------
Total Distributions                                                (1.18)       --        (.26)        (.13)       (.11)
                                                                 -------   -------      ------      -------      ------
Net Asset Value, End of Year                                     $ 10.62   $ 13.07      $14.53      $ 14.41      $10.64
                                                                 -------   -------      ------      -------      ------
Total Return/+//+/                                                (10.86%)  (10.05%)     +2.76%      +36.76%      (6.05%)

Ratios/Supplemental Data
Net Assets, End of Year (in millions)                            $  12.5   $  28.3      $ 29.0      $  25.3      $ 13.4
Ratio of Gross Expenses to Average Net Assets/#/                   1.33 %    1.46 %      1.32 %       1.20 %      1.20 %
Ratio of Net Expenses to Average Net Assets                        1.33 %    1.46 %/++/   1.32%/++/   1.20 %/++/   1.20%/++/
Ratio of Net Investment Income (Loss) to Average Net Assets         .07 %     (.25%)      (.19%)       .01 %       .33 %
Portfolio Turnover Rate                                              60 %      83 %        76 %         53 %        47 %

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds

/+/The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses through December 15, 2000 under the prior master/feeder fund structure.

/+//+/Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. In addition, for Genesis, total return would have been lower if the investment manager had not waived a portion of the management fee.

# The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

## Portfolio turnover excludes purchases and sales of securities by Technology prior to the merger date (see Note G of Notes to Financial Statements).

/++/After reimbursement of expenses by Management and/or the waiver of a portion of the management fee by the investment manager. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

                                                     Year Ended August 31,
                                           2002  2001       2000          1999        1998
Century Fund Investor Class          2.09%      1.80% 1.76%/(1)/     --           --
Fasciano Fund Advisor Class          4.58%/(2)/   --    --           --           --
Focus Fund Trust Class                 --         --  1.06%         .98%         .97%
Focus Fund Advisor Class               --         --  2.89%        7.08%       28.01%
Genesis Fund Investor Class            --         --    --           --         1.12%
Genesis Fund Trust Class               --         --    --           --         1.19%
Genesis Fund Advisor Class             --         --  1.59%        1.63%        2.40%
Genesis Fund Institutional Class      .88%       .91%  .97%        1.15%/(3)/     --
Guardian Fund Advisor Class            --         --    --         1.56%        1.63%
International Fund Trust Class       3.22%      5.16% 4.21%        5.98%        6.02%/(4)/
Manhattan Fund Trust Class             --         --  1.08%        1.18%        1.15%
Manhattan Fund Advisor Class         2.25%      2.60% 3.57%       19.99%       42.53%
Millennium Fund Investor Class         --         --    --         2.13%/(5)/     --
Millennium Fund Trust Class          1.92%      2.11% 2.12%       13.39%/(6)/     --
Millennium Fund Advisor Class        7.42%/(7)/   --    --           --           --
Partners Fund Trust Class              --         --    --           --          .91%
Partners Fund Advisor Class            --         --    --           --         1.56%
Real Estate Fund Trust Class         4.81%/(8)/   --    --           --           --
Regency Fund Investor Class            --       1.61% 2.22%        8.38%/(9)/     --
Regency Fund Trust Class             1.64%      1.76% 1.75%      129.45%/(10)/    --
Socially Responsive Fund Trust Class   --       1.59% 1.76%        1.72%        2.05%

    (1)Period from December 6, 1999 to August 31, 2000
    (2)Period from May 24, 2002 to August 31, 2002
    (3)Period from July 1, 1999 to August 31, 1999

                                               NEUBERGER BERMAN AUGUST 31, 2002

Notes to Financial Highlights Equity Funds cont'd

    (4)Period from June 29, 1998 to August 31, 1998
    (5)Period from October 20, 1998 to August 31, 1999
    (6)Period from November 4, 1998 to August 31, 1999
    (7)Period from May 3, 2002 to August 31, 2002
    (8)Period from May 1, 2002 to August 31, 2002
    (9)Period from June 1, 1999 to August 31, 1999
   (10)Period from June 10, 1999 to August 31, 1999

    (S)After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

                                              Year Ended August 31,
                                              2002  2000  1999  1998
           International Fund Investor Class   --    --  1.59% 1.61%
           Millennium Fund Investor Class      --  1.33%   --    --
           Regency Fund Investor Class       1.46%   --    --    --

    ^  The date investment operations commenced.
    @ The per share amounts which are shown for the periods ended August 31, 2001 and thereafter, have been computed based on the average number of shares outstanding during each fiscal period.
    *  Annualized.
    ** Not annualized.
(Pounds)Effective after the close of business on March 23, 2001, Neuberger
        Berman Management Inc. succeeded Fasciano Company, Inc., as the Fund's investment manager.
  (Yen)Audited by other auditors whose report dated July 31, 2000 expressed an unqualified opinion.

Report of Ernst & Young LLP, Independent Auditors

To the Board of Trustees
Neuberger Berman Equity Funds and
Shareholders of:
Neuberger Berman Fasciano Fund
Neuberger Berman Focus Fund
Neuberger Berman Genesis Fund
Neuberger Berman Guardian Fund
Neuberger Berman International Fund
Neuberger Berman Partners Fund
Neuberger Berman Real Estate Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Neuberger Berman Fasciano Fund (Fasciano), Neuberger Berman Focus Fund (Focus), Neuberger Berman Genesis Fund (Genesis), Neuberger Berman Guardian Fund (Guardian), Neuberger Berman International Fund (International), Neuberger Berman Partners Fund (Partners) and Neuberger Berman Real Estate Fund (Real Estate), seven of the series constituting the Neuberger Berman Equity Funds (the "Trust"), as of August 31, 2002, and the related statements of operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International and Partners and for the period from May 1, 2002 (commencement of operations) to August 31, 2002 for Real Estate, the statement of changes in net assets for each of the two years in the period then ended for Focus, Genesis, Guardian, International, and Partners and for the year ended August 31, 2002, the two months ended August 31, 2001 and the year ended June 30, 2001 for Fasciano and for the period from May 1, 2002 (commencement of operations) to August 31, 2002 for Real Estate and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended June 30, 2000 for Fasciano, were audited by other auditors, who have ceased operations and whose report, dated July 31, 2000, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned series of Neuberger Berman Equity Funds at August 31, 2002, the results of their operations for the year then ended for Fasciano, Focus, Genesis, Guardian, International and Partners and for the period from May 1, 2002 (commencement of operations) to August 31, 2002 for Real Estate, the changes in their net assets for each of the two years in the period ended August 31, 2002 for Focus, Genesis, Guardian, International and Partners, and for the year ended August 31, 2002, the two months ended August 31, 2001 and the year ended June 30, 2001 for Fasciano and for the period from May 1, 2002 (commencement of operations) to August 31, 2002 for Real Estate, and their financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                          /s/ Ernst & Young LLP

Boston, Massachusetts
October 4, 2002

                                               NEUBERGER BERMAN AUGUST 31, 2002

Report of KPMG LLP, Independent Auditors

The Board of Trustees and Shareholders
Neuberger Berman Equity Funds:

We have audited the accompanying statements of assets and liabilities of the Neuberger Berman Century Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Millennium Fund, Neuberger Berman Regency Fund, and Neuberger Berman Socially Responsive Fund, series of the Neuberger Berman Equity Funds, including each of the Fund's schedule of investments, as of August 31, 2002, and the related statements of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years or periods in the three-year period ended August 31, 2000 were audited by other auditors whose report dated October 2, 2000 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2002 by correspondence with the custodian and brokers. Where replies were not received for open trades, we performed other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Neuberger Berman Equity Funds at August 31, 2002, the results of their operations for the year then ended, changes in their net assets and financial highlights for each of the years or periods in the two-year period then ended in conformity with accounting principles generally accepted in the United States of America.

                                          /s/ KPMG LLP

Boston, Massachusetts
October 4, 2002

Directory


Investment Manager, Administrator and Distributor
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Institutional Services 800.366.6264

Sub-Adviser
Neuberger Berman, LLC
605 Third Avenue
New York, NY 10158-3698

Custodian and Shareholder Servicing Agent
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

For Investor Class Shareholders
Address correspondence to:
Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Trust Class, Advisor Class, and Institutional
Class Shareholders
Address correspondence to:
Neuberger Berman Management Inc.
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Attn: Institutional Services
800.366.6264

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

Independent Auditors
KPMG LLP
99 High Street
Boston, MA 02110

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

                                               NEUBERGER BERMAN AUGUST 31, 2002

Trustees and Officers

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex      Other Directorships
                               Length of                                      Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/  Principal Occupation(s)/(3)/      Trustee        Complex by Trustee
----------------------------------------------------------------------------------------------------------------------

  John Cannon (72)           Trustee since   Retired. Formerly, Chairman          30       Independent Trustee or
                             2000            and Chief Investment Officer of               Director of three series of
                                             CDC Capital Management                        Oppenheimer Funds:
                                             (registered investment adviser)               Limited Term New York
                                             (1993-Jan. 1999).                             Municipal Fund, Rochester
                                                                                           Fund Municipals, and
                                                                                           Oppenheimer Convertible
                                                                                           Securities Fund, 1992 to
                                                                                           present.
----------------------------------------------------------------------------------------------------------------------

  Faith Colish (67)          Trustee since   Attorney at Law and President,       30
                             1982            Faith Colish, A Professional
                                             Corporation; 1980 to present.
----------------------------------------------------------------------------------------------------------------------

  Walter G. Ehlers (69)      Trustee since   Consultant. Retired President        30
                             2000            and Trustee of Teachers
                                             Insurance & Annuity (TIAA)
                                             and College Retirement
                                             Equities Fund (CREF).
----------------------------------------------------------------------------------------------------------------------

  C. Anne Harvey (65)        Trustee since   Consultant, C. A. Harvey             30
                             2000            Associates, June 2001 to
                                             present; Member, Individual
                                             Investors Advisory Committee
                                             to the New York Stock
                                             Exchange Board of Directors,
                                             1998 to present; Secretary,
                                             Board of Associates to The
                                             National Rehabilitation
                                             Hospital's Board of Directors;
                                             Director of American
                                             Association of Retired Persons
                                             (AARP), 1978 to December
                                             2000; Member, American
                                             Savings Education Council's
                                             Policy Board (ASEC), 1998-
                                             2000; Member, Executive
                                             Committee, Crime Prevention
                                             Coalition of America, 1997-
                                             2000.
----------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
--------------------------------------------------------------------------------------------------------------------------

  Barry Hirsch (69)          Trustee since   Senior Counsel of Loews               30
                             1988            Corporation (diversified
                                             financial corporation) since May
                                             2002; prior thereto, Senior Vice
                                             President and General Counsel
                                             of Loews Corporation.
--------------------------------------------------------------------------------------------------------------------------

  Robert A. Kavesh (75)      Trustee since   Professor of Finance and              30       Director, Delaware Labs,
                             2000            Economics at Stern School of                   1978 to present (cosmetics).
                                             Business, New York University.
--------------------------------------------------------------------------------------------------------------------------

  Howard A. Mileaf (65)      Trustee since   Retired. Formerly, Vice               30       Director, State Theatre of
                             1984            President and Special Counsel                  New Jersey (not-for-profit
                                             to WHX Corporation (holding                    theater), 2000 to present;
                                             company); 1993 - 2001.                         Formerly, Director of Kevlin
                                                                                            Corporation (manufacturer of
                                                                                            microwave and other
                                                                                            products).
--------------------------------------------------------------------------------------------------------------------------

  John P. Rosenthal (69)     Trustee since   Senior Vice President of              30       Director, 92nd Street Y
                             1985            Burnham Securities Inc. (a                     (non-profit), 1967 to present;
                                             registered broker-dealer) since                Formerly, Director, Cancer
                                             1991.                                          Treatment Holdings, Inc.
--------------------------------------------------------------------------------------------------------------------------

  William E. Rulon (70)      Trustee since   Retired. Senior Vice President        30       Director, Pro-Kids Golf and
                             1986            of Foodmaker, Inc. (operator                   Learning Academy, 1998 to
                                             and Franchiser of Restaurants)                 present (teach golf and
                                             until January 1997; Secretary of               computer usage to "at risk"
                                             Foodmaker, Inc. until July 1996.               children); Director of
                                                                                            Prandium, Inc., March 2001
                                                                                            to present (restaurants).
--------------------------------------------------------------------------------------------------------------------------

  Cornelius T. Ryan (70)     Trustee since   General Partner of Oxford             30       Formerly, Director of Capital
                             1982            Partners and Oxford Bioscience                 Cash Management Trust
                                             Partners (venture capital                      (money market fund) and
                                             partnerships) and President of                 Prime Cash Fund.
                                             Oxford Venture Corporation.
--------------------------------------------------------------------------------------------------------------------------

                                               NEUBERGER BERMAN AUGUST 31, 2002


                                                                                   Number of
                                                                                 Portfolios in
                               Position and                                      Fund Complex       Other Directorships
                                 Length of                                        Overseen by        Held Outside Fund
 Name, Age, and Address/(1)/  Time Served/(2)/   Principal Occupation(s)/(3)/       Trustee         Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------------

Tom Decker Seip (52)           Trustee since   General Partner of Seip                30       Director, H&R Block, Inc.
                               2000            Investments LP (a private                       (financial services company),
                                               investment partnership);                        May 2001 to present;
                                               President and CEO of Westaff,                   Director, General Magic
                                               Inc., May 2001 to January 2002                  (voice recognition software),
                                               (temporary staffing); Senior                    November 2001 to present;
                                               Executive at the Charles Schwab                 Director, Forward
                                               Corporation from 1983 to 1999;                  Management, Inc. (asset
                                               including Chief Executive                       management), 2001-present;
                                               Officer of Charles Schwab                       Member of the Board of
                                               Investment Management, Inc.                     Directors of E-Finance
                                               and Trustee of Schwab Family                    Corporation (credit
                                               of Funds and Schwab                             decisioning services), 1999 to
                                               Investments from 1997 to 1998;                  present; Director, Save-
                                               Executive Vice President-Retail                 Daily.com (micro investing
                                               Brokerage for Charles Schwab                    services), 1999 to present;
                                               Investment Management from                      Formerly, Director of
                                               1994 to 1997.                                   Offroad Capital Inc. (pre-
                                                                                               public internet commerce
                                                                                               company).
-----------------------------------------------------------------------------------------------------------------------------

Gustave H. Shubert /(4)/ (73)  Trustee since   Senior Fellow/Corporate                30
                               1989            Advisor and Advisory Trustee of
                                               Rand (a non-profit public
                                               interest research institution)
                                               since 1989; Honorary Member
                                               of the Board of Overseers of the
                                               Institute for Civil Justice, the
                                               Policy Advisory Committee of
                                               the Clinical Scholars Program at
                                               the University of California, the
                                               American Association for the
                                               Advancement of Science, the
                                               Council on Foreign Relations,
                                               and the Institute for Strategic
                                               Studies (London); advisor to the
                                               Program Evaluation and
                                               Methodology Division of the
                                               U.S. General Accounting
                                               Office; formerly Senior Vice
                                               President and Trustee of Rand.
-----------------------------------------------------------------------------------------------------------------------------

Trustees and Officers cont'd

                                                                                Number of
                                                                              Portfolios in
                             Position and                                     Fund Complex       Other Directorships
                               Length of                                       Overseen by        Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/   Principal Occupation(s)/(3)/      Trustee         Complex by Trustee
-------------------------------------------------------------------------------------------------------------------------

 Candace L. Straight (54)    Trustee since   Private investor and consultant       30       Director, Providence
                             1984            specializing in the insurance                  Washington (property and
                                             industry; Advisory Director of                 casualty insurance company),
                                             Securitas Capital LLC (a global                December 1998 to present;
                                             private equity investment firm                 Director, Summit Global
                                             dedicated to making investments                Partners (insurance brokerage
                                             in the insurance sector).                      firm), October 2000 to
                                                                                            present.
-------------------------------------------------------------------------------------------------------------------------

 Peter P. Trapp (57)         Trustee since   Regional Manager for Atlanta          30
                             2000            Region, Ford Motor Credit
                                             Company since August 1997;
                                             prior thereto, President, Ford
                                             Life Insurance Company, April
                                             1995 until August 1997.
-------------------------------------------------------------------------------------------------------------------------

 Michael M. Kassen* (49)     President       Executive Vice President and          30       Executive Vice President,
                             and Trustee     Chief Investment Officer of                    Chief Investment Officer and
                             since 1999      Neuberger Berman since 1999;                   Director of Neuberger
                                             Executive Vice President and                   Berman Inc. (holding
                                             Chief Investment Officer of NB                 company) since 1999;
                                             Management from November                       Chairman since May 2000
                                             1999 to May 2000; Vice                         and Director of NB
                                             President of NB Management                     Management since April
                                             from 1990 until 1999; Partner or               1996.
                                             Principal of Neuberger Berman
                                             from 1993.
-------------------------------------------------------------------------------------------------------------------------

 Edward I. O'Brien* (73)     Trustee since   Member, Investment Policy             30       Director of Legg Mason, Inc.
                             1993            Committee, Edward Jones,                       (financial services holding
                                             1993 - 2001; President of the                  company), 1993 to present;
                                             Securities Industry Association                Director, Boston Financial
                                             ("SIA") (securities industry's                 Group (real estate and tax
                                             representative in government                   shelters) 1993-1999.
                                             relations and regulatory matters
                                             at the federal and state levels)
                                             from 1974--1992; Adviser to
                                             SIA from November 1992--
                                             November 1993.
-------------------------------------------------------------------------------------------------------------------------

                                               NEUBERGER BERMAN AUGUST 31, 2002


                                                                               Number of
                                                                             Portfolios in
                             Position and                                    Fund Complex      Other Directorships
                               Length of                                      Overseen by       Held Outside Fund
Name, Age, and Address/(1)/ Time Served/(2)/  Principal Occupation(s)/(3)/      Trustee        Complex by Trustee
-----------------------------------------------------------------------------------------------------------------------

  Peter E. Sundman* (43)    Chairman of      Executive Vice President of          30       Executive Vice President and
                            the Board,       Neuberger Berman since 1999;                  Director of Neuberger
                            Chief Executive  Principal of Neuberger Berman                 Berman Inc. (holding
                            Officer and      from 1997 until 1999; Senior                  company) since 1999;
                            Trustee since    Vice President of NB                          President and Director of NB
                            1999             Management from 1996 until                    Management since 1999.
                                             1999; Director of Institutional
                                             Services of NB Management
                                             from 1988 until 1996.
-----------------------------------------------------------------------------------------------------------------------

(1)The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation;
   (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares. Mssrs. Cannon, Ehlers, Hirsch, Kavesh, Rulon and Trapp and Ms. Harvey and Ms. Straight served as Trustees of other Neuberger Berman Funds before the boards were unified in 2000.

(3)Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)Retired March 7, 2002.

 * Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Kassen are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which NB Management serves as investment manager.

Trustees and Officers cont'd

Information about the Officers of the Trust

                                      Position and
Name, Age, and Address /(1)/  Length of Time Served /(2)/           Principal Occupation(s) /(3)/
---------------------------------------------------------------------------------------------------------

 Claudia A. Brandon (45)     Secretary since 1986           Vice President of Neuberger Berman since
                                                            2002 and Employee since 1999; Vice
                                                            President-Mutual Fund Board Relations of NB
                                                            Management since 2000; Vice President of NB
                                                            Management from 1986 to 1999; Secretary of
                                                            two other mutual funds for which NB
                                                            Management acts as investment manager and
                                                            administrator.

 Robert Conti (46)           Vice President since 2000      Vice President of Neuberger Berman since
                                                            1999; Senior Vice President of NB
                                                            Management since 2000; Controller of NB
                                                            Management until 1996; Treasurer of NB
                                                            Management from 1996 until 1999; Vice
                                                            President of two other mutual funds for which
                                                            NB Management acts as investment manager
                                                            and administrator since 2000.

 Stacy Cooper-Shugrue (39)   Assistant Secretary since 1991 Vice President-Mutual Fund Board Relations of NB Management since February 25, 2002;
                                                            Employee of Neuberger Berman since 1999;
                                                            Assistant Vice President of NB Management
                                                            from 1993 to 1999; Assistant Secretary of two
                                                            other mutual funds for which NB Management
                                                            acts as investment manager and administrator.

 Brian J. Gaffney (49)       Vice President since 2000      Managing Director of Neuberger Berman since
                                                            1999; Senior Vice President of NB
                                                            Management since 2000; Vice President of NB
                                                            Management from 1997 until 1999; Vice
                                                            President of two other mutual funds for which
                                                            NB Management acts as investment manager
                                                            and administrator since 2000.

 Sheila R. James (37)        Assistant Secretary since 2002 Employee of Neuberger Berman since 1999;
                                                            Employee of NB Management from 1991 to
                                                            1999; Assistant Secretary of two other mutual
                                                            funds for which NB Management acts as
                                                            investment manager and administrator since
                                                            2002.

 John McGovern (32)          Assistant Treasurer since 2002 Employee of Neuberger Berman since 1993;
                                                            Assistant Treasurer of two other mutual funds
                                                            for which NB Management acts as investment
                                                            manager and administrator since 2002.

                                               NEUBERGER BERMAN AUGUST 31, 2002


                                         Position and
Name, Age, and Address /(1)/      Length of Time Served /(2)/              Principal Occupation(s) /(3)/
-----------------------------------------------------------------------------------------------------------------

  Barbara Muinos (43)        Treasurer and Principal Financial and Vice President of Neuberger Berman since
                             Accounting Officer since 2002; prior  1999; Assistant Vice President of NB
                             thereto, Assistant Treasurer since    Management from 1993 to 1999; Treasurer
                             1996                                  and Principal Financial and Accounting Officer
                                                                   since 2002 of two other mutual funds for which
                                                                   NB Management acts as investment manager
                                                                   and administrator since 2002; Assistant
                                                                   Treasurer of two other mutual funds for which
                                                                   NB Management acts as investment manager
                                                                   and administrator from 1996 until 2002.

  Frederic B. Soule (56)     Vice President since 2000             Vice President of Neuberger Berman since
                                                                   1999; Vice President of NB Management from
                                                                   1995 until 1999; Vice President of two other
                                                                   funds for which NB Management acts as
                                                                   investment manager and administrator since
                                                                   2000.

  Trani Wyman (32)           Assistant Treasurer since 2002        Employee of NB Management since 1991;
                                                                   Assistant Treasurer of two other mutual funds
                                                                   for which NB Management acts as investment
                                                                   manager and administrator since 2002.

--------

(1) The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Pursuant to the by-laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Trustees and Officers cont'd

Table of Compensation for Fiscal Year Ended 8/31/02

Name and Position with the Trust         Aggregate Compensation from the Trust
------------------------------------------------------------------------------
John Cannon                                             $30,503
Trustee
------------------------------------------------------------------------------
Faith Colish                                            30,503
Trustee
------------------------------------------------------------------------------
Walter G. Ehlers                                        30,503
Trustee
------------------------------------------------------------------------------
C. Anne Harvey                                          27,290
Trustee
------------------------------------------------------------------------------
Barry Hirsch                                            30,503
Trustee
------------------------------------------------------------------------------
Michael M. Kassen                                          0
Trustee
------------------------------------------------------------------------------
Robert A. Kavesh                                        30,503
Trustee
------------------------------------------------------------------------------
Howard A. Mileaf                                        30,503
Trustee
------------------------------------------------------------------------------
Edward I. O'Brien                                       30,503
Trustee
------------------------------------------------------------------------------
John P. Rosenthal                                       30,503
Trustee
------------------------------------------------------------------------------
William E. Rulon                                        30,503
Trustee
------------------------------------------------------------------------------
Cornelius T. Ryan                                       30,503
Trustee
------------------------------------------------------------------------------
Tom Decker Seip                                         30,503
Trustee
------------------------------------------------------------------------------
Gustave H. Shubert                                      16,233
Trustee
------------------------------------------------------------------------------
Candace L. Straight                                     30,503
Trustee
------------------------------------------------------------------------------
Peter E. Sundman                                           0
Trustee
------------------------------------------------------------------------------
Peter P. Trapp                                          27,143
Trustee
------------------------------------------------------------------------------

                                               NEUBERGER BERMAN AUGUST 31, 2002

Notice to Shareholders (Unaudited)


For Neuberger Berman Guardian Fund and Neuberger Berman Real Estate Fund, 97% and 13%, respectively, of the dividends distributed during the fiscal year ended August 31, 2002 qualify for the dividend received deduction for corporate shareholders. The Funds will notify shareholders in January 2003 of the applicable percentage of qualifying dividends for corporate shareholders for use in preparing 2002 income tax returns.

Neuberger Berman International Fund has elected to pass through to its shareholders the credit for taxes paid to foreign countries. For the fiscal year ended August 31, 2002 the Fund had $179,696 of such credits.

Neuberger Berman Fasciano Fund, Neuberger Berman Focus Fund, Neuberger Berman Genesis Fund, Neuberger Berman Manhattan Fund, Neuberger Berman Partners Fund, Neuberger Berman Regency Fund and Neuberger Berman Socially Responsive Fund hereby designate $6,232,977, $128,102,051, $68,786,286, $3,710,184,
$38,855,028, $2,078,607 and $8,419,091, respectively, as a capital gain distribution.

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.



                                                         [LOGO] Neuberger Berman

 Neuberger Berman Management Inc.
 605 Third Avenue 2nd Floor
 New York, NY 10158-0180
 Shareholder Services
 800.877.9700
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 800.366.6264
 www.nb.com

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